UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd.

Suite 1200 Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Carrie M. Schoffman

5299 DTC Blvd.

Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

2014 ANNUAL REPORT

ICON DIVERSIFIED FUNDS

INVESTMENT UPDATE

ICON Bond Fund

ICON Equity Income Fund

ICON Fund

ICON Long/Short Fund

ICON Opportunities Fund

ICON Risk-Managed Balanced Fund

1-800-764-0442 | www.iconfunds.com

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442     •    www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2014 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio (“V/P”) is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

2	ABOUT THIS REPORT

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public or assumptions based on such information supplied; interest rates; bond yields; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team but used by the investment team to influence their assumptions. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Effective May 5, 2014 the ICON Bond Fund may invest up to 35% of its assets in high-yield bonds that are below investment grade. Prior to May 5, 2014 the Bond Fund was limited to 25% in below investment grade bonds. The ICON Equity Income Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. ICON Risk-Managed Balanced Fund may invest up to 10% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

ABOUT THIS REPORT	3

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

Investments in other mutual fund companies may entail certain risks. For example, the Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Additionally, an investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

•

The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•

The unmanaged Barclays Capital U.S. Universal Index (ex-MBS) represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index and the Emerging Markets Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

•	The unmanaged Standard & Poor’s (“S&P”) SmallCap 600 Index (“S&P SmallCap 600 Index”) is a broad-based capitalization-weighted index comprising 600 stocks of small-cap U.S. companies.

4	ABOUT THIS REPORT

Index returns and statistical data included in this Report are provided by FactSet Research Systems.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THIS REPORT	5

MESSAGE FROM ICON FUNDS (UNAUDITED)

Dear Shareholder,

The graph below shows the S&P Composite 1500 Index and a subset of it, the S&P SmallCap 600 Index (“S&P SmallCap 600 Index”) from 9/30/13 through 10/6/14 (our fiscal year plus a few days into October). It reveals a fragmented, divergent market in 2014. The two indexes moved similarly in late 2013, then diverged in 2014. The 1500, lifted by a few large-cap stocks, moved 7.5% higher year to date through September 30, 2014, while the small-cap component of it is negative for 2014, as highlighted in the table. In addition to that divergence, there have been a few rapid, short term industry and sector theme reversals during each up and down phase, more easily seen on the Small Cap chart. We believe the divergence and the theme reversals can be explained by investors’ reaction to three situations.

Index	9/30/13-12/31/13	12/31/13-9/30/14
S&P Composite 1500	10.3%	7.5%
S&P SmallCap 600	9.8%	-3.7%

The first situation relates to investors’ reactions to a surprise negative Gross Domestic Product (GDP). Entering the first quarter of 2014, most forecasters were calling for positive real GDP. However, as the quarter unfolded it became apparent that something was wrong. Now, looking back, we know real GDP was at a negative 2.1% pace for the year. Investors flipped from favoring cyclical industries and sectors in late 2013 to favoring defensive, recession proof ones in early 2014. This theme change lasted only three and

6	MESSAGE FROM ICON FUNDS

a half months for the 1500 Index and one month longer for the 600 Index, too quick for a value-based system to capture.

The second situation involves investors’ reactions to a rise in the U.S. Dollar. From June 30, 2013 through September 30, 2014, the U.S. Dollar Index (DXY) gained 7.7%, which is still 28.5% below its peak in 2002. It appears many investors and speculators adjusted their equity portfolios, attempting to guess which industries and stocks would either benefit from or be hurt by a stronger US Dollar. We have found economic reactions to currency swings to be less dramatic and slower than theory would suggest so we suspect these investors may be over reacting lately.

The last situation relates to investors’ speculation on rising interest rates. In anticipation of the Federal Reserve ending its quantitative easing program, there appeared to be a popular belief that both short-term and long-term interest rates would increase. Investors who believed this might have adjusted their equity portfolios in anticipation of higher interest rates and their behavior affected stock prices. First, it should be mentioned that ICON believes, and has stated, that interest rates can go low and stay low for many years. We see no support for higher long term interest rates. We sense, however, that we are in the minority with that outlook. We believe the many investors who expect higher interest rates bought stocks they think will benefit from higher rates and sold stocks they think will be hurt by rate increases. For example, it might be that these investors, believing that rising rates will hurt small cap stocks more than large cap stocks, bought large cap issues while avoiding small cap stocks altogether. Similarly, believing that higher rates would have a negative impact on certain industries, they avoided industries in the Consumer Discretionary sector that have an element of consumer borrowing such as the homebuilders, automobile manufacturers and home furnishing industries.

We believe investors’ reactions to a surprise negative GDP quarter, a rise in the US Dollar and an anticipated rise interest rates have contributed to moves in stocks that were not related to value of the stocks themselves. We have seen overpriced stocks (in our opinion) get bid up higher and underpriced stocks taken lower as investors try to get repositioned. This recent trend of positioning equity portfolios for anticipated higher interest rates and a rising US Dollar is stretching the valuation in some industries according to our system. However, according to our methodology, industries favored by these speculators are becoming overpriced while disfavored industries are becoming underpriced. Given this scenario, we expect this behavior to end sometime in the next year.

The first week of October 2014 our ICON market value-to-price (V/P) ratio has been in the 1.06 – 1.10 range, indicating stocks, on average, are priced

MESSAGE FROM ICON FUNDS	7

below our estimate of fair value and giving us the expectation that stock prices can move higher over the next year. Over the course of the last year value has grown and prices of some stocks have kept pace, but, as seen in the graph, some have lagged behind. As mentioned above, we believe this disconnect is due to concerns about the strength of the U.S. Dollar and the expectation of rising interest rates. We are finding better value in the cyclical, economically sensitive industries rather than the so-called recession proof industries. With an overall V/P ratio of 1.10 and many industry valuation readings stretched, we will buy the best bargains we can find and have the patience to wait for investors to ultimately recognize value. Our valuation readings, coupled with various supportive conditions such as low inflation, low interest rates, no shortages of capital or commodities and modest economic growth, lead us to believe we are in a favorable setting for owning equities.

Craig Callahan D.B.A.

Chief Executive Officer

ICON Advisers, Inc.

8	MESSAGE FROM ICON FUNDS

MANAGEMENT OVERVIEW (UNAUDITED) ICON BOND FUND	Class S Class C Class A	IOBZX IOBCX IOBAX

Q.	How did the Fund perform relative to its benchmark?

A.	For the Fund’s fiscal year ended September 30, 2014, the ICON Bond Fund (the Fund) Class S shares outperformed its benchmark, the Barclays Capital US Universal Index. The Fund returned 6.01% while the Barclays Capital U.S. Universal Index Excluding Mortgage Backed Securities returned 4.60%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Fiscal year 2014 caught many investors off guard as a largely anticipated bond sell-off turned into a strong rally as yields fell across the board. The yield on the U.S. Generic Government 10-year Treasury began the fiscal year at a value of 2.62%, rose above 3.00% by the end of the calendar year 2013, fell below 2.45% at the end of May 2014 in response to some macro-economic uncertainty, and finally finished the fiscal year at a value of 2.49%. In addition to the rally in the U.S. treasury market, corporate bond spreads tightened throughout the majority of the fiscal year in both investment grade and high yield corporate bonds before experiencing some volatility during the third quarter of 2014. While the ICON Bond Fund maintained a lower overall duration over the course of the time period resulting less relative curve effect, the Fund was able to outperform the broad based fixed income benchmark during the fiscal year through a combination of bond selections within the corporate bond segment of the market and active allocation to both preferred shares and closed-end fund positions. In the corporate bond space, we maintained a lower overall duration relative to the benchmark but selections in the Energy, Financials, and Telecommunications sectors of the market outperformed the market as a whole. As spreads continued to tighten we focused on other segments of the market to produce alpha for our investors, including certain preferred issues. All of our positions in this space produced positive returns, but three specific holdings within the real estate segment of the market did particularly well with one position producing a large gain due to a company issued call. Lastly, holdings within the closed-end segment of the market also produced positive returns as either net asset value (NAV) based movement or discount arbitrage opportunities were realized. The end result of these portfolio adjustments was outperformance during the period for the ICON Bond Fund in the face of a large duration based drag.

MANAGEMENT OVERVIEW	9

Q.	How did the Fund’s composition affect performance?

A.	As stated above, the Fund was able to outperform its benchmark during the fiscal year. Further analysis shows the outperformance stemmed from both selection effect and allocation effect while relative curve effect (gains from interest rate movements) was negative over the fiscal year. Positive selection effect came from both the corporate bond segment of the market where selections within the Energy, Financials, and Telecommunications sectors of the market saw larger spread movement than the broad market, as well as closed-end fund positions where either discount tightening was realized or activist actions resulted in fund tender plays. Positive allocation effect came from strong performance in corporate bonds, closed-end funds, and preferred shares. Finally, negative curve effect resulted from the Fund being positioned in shorter duration securities while there was a large rate rally over the course of the fiscal year. Based on our internal assumption of risk and returns we felt as though duration extension was unwarranted and would rather look to focus on bottom up security selection.

Q.	What is your investment outlook for the bond market?

A.	The end of fiscal year 2014 saw an increase in both spread and interest rate volatility as concerns about domestic and global growth began to emerge. Overall, we generally believe these concerns are unwarranted and the volatility in spread product will create opportunities in the end. While we don’t anticipate a substantial upward movement in interest rates over the course of the next 12 months, the Fund is positioned in the lower portion of its duration range as we move into fiscal year 2015. As in fiscal year 2014, we continue to shy away from interest rate forecasts and remain steadfast in our search for issue specific opportunities. We are looking for opportunities that have the characteristics of credit upgrades, special situations, or anticipated future bond tenders. While future bond market volatility might be substantial, we believe our unique investment methodology will help the Fund navigate the changing market.

10	MANAGEMENT OVERVIEW

ICON Bond Fund

Credit Diversification

September 30, 2014

Aaa	12.1%
A1	4.2%
A2	0.4%
A3	8.4%
Baa1	10.5%
Baa2	5.9%
Baa3	12.3%
Ba1	3.7%
Ba2	3.0%
Ba3	4.5%
B2	3.2%
B3	4.2%
Caa1	3.4%

75.8%

Percentages are based upon U.S. Treasury obligations, corporate and foreign corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

MANAGEMENT OVERVIEW	11

ICON Bond Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Bond Fund - Class S	5/6/04	6.01%	5.03%	4.63%	4.87%	0.89%	0.75%
ICON Bond Fund - Class C	10/21/02	5.10%	4.14%	3.76%	4.37%	2.06%	1.60%
ICON Bond Fund - Class A	9/30/10	5.77%	N/A	N/A	3.48%	1.34%	1.00%
ICON Bond Fund - Class A (including maximum sales charge of 4.75%)	9/30/10	0.77%	N/A	N/A	2.23%	1.34%	1.00%
Barclays Capital U.S. Universal Index		4.39%	4.66%	4.90%	5.24%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		4.60%	5.12%	4.92%	5.45%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

12	MANAGEMENT OVERVIEW

ICON Bond Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Bond Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Bond Fund’s other share classes will vary due to differences in charges and expenses. The Bond Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	13

ICON BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Interest Rate	Maturity Date	Value
Corporate Bonds (57.2%)
$2,000,000	AIG Life Holdings, Inc.	6.63%	02/15/29	$2,456,090
2,798,000	Altria Group, Inc.	9.25%	08/06/19	3,642,459
1,000,000	Brightstar Corp.(a)	7.25%	08/01/18	1,076,250
3,450,000	Clearwire Communications LLC / Clearwire Finance, Inc.(a)	14.75%	12/01/16	4,286,625
1,000,000	Comcast Cable Holdings LLC	10.13%	04/15/22	1,387,262
2,500,000	Cullen/Frost Capital Trust II(b)	1.78%	03/01/34	2,194,746
1,300,000	Everest Reinsurance Holdings, Inc.(b)	6.60%	05/01/67	1,358,500
2,000,000	Freescale Semiconductor, Inc.	10.75%	08/01/20	2,220,000
1,000,000	Fulton Capital Trust I Ltd.	6.29%	02/01/36	965,000
780,000	GE Capital Franchise Finance Corp., MTN	7.10%	11/30/26	997,229
2,500,000	General Electric Capital Corp., Series A, FRN(b)	7.13%	06/15/22	2,893,750
1,000,000	General Electric Capital Corp., Series B(b)	6.25%	12/15/22	1,077,500
2,750,000	General Electric Capital Corp. / LJ VP Holdings LLC(a)	3.80%	06/18/19	2,929,074
1,000,000	Gibson Brands, Inc.(a)	8.88%	08/01/18	977,500
1,500,000	Goodman Networks, Inc.(c)	12.13%	07/01/18	1,575,000
1,300,000	GRD Holdings III Corp.(a)	10.75%	06/01/19	1,433,250
1,000,000	Ingersoll-Rand Co.	6.39%	11/15/27	1,192,033
1,549,805	Kiowa Power Partners LLC(a)	5.74%	03/30/21	1,613,352
3,500,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc.	5.75%	04/15/23	3,657,500
1,000,000	Liberty Mutual Group, Inc.(a)(b)	7.00%	03/07/67	1,060,000
1,000,000	Masco Corp.	5.95%	03/15/22	1,092,500
2,439,000	MBIA, Inc.	6.63%	10/01/28	2,487,780
2,500,000	Prudential Financial, Inc.(b)	8.88%	06/15/68	3,015,625
300,000	Prudential Holdings LLC, Series FSA(a)	7.25%	12/18/23	368,599
2,000,000	Prudential Insurance Co. of America(a)	8.30%	07/01/25	2,715,978
1,000,000	Regions Financial Corp.	7.75%	09/15/24	1,195,186
1,500,000	SESI LLC	7.13%	12/15/21	1,657,500
1,000,000	United Refining Co.	10.50%	02/28/18	1,065,000
1,500,000	UnitedHealth Group, Inc.	3.88%	10/15/20	1,606,032

Total Corporate Bonds (Cost $54,486,273)				54,197,320
U.S. Treasury Obligations (12.1%)
4,000,000	U.S. Treasury Note	1.88%	08/31/17	4,092,812

14	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Interest Rate	Maturity Date	Value
$3,500,000	U.S. Treasury Note	1.13%	12/31/19	$3,369,842
2,000,000	U.S. Treasury Note	0.25%	02/28/15	2,001,718
2,000,000	U.S. Treasury Note	0.13%	12/31/14	2,000,312

Total U.S. Treasury Obligations (Cost $11,444,296)				11,464,684
Foreign Corporate Bonds (6.5%)
1,000,000	CHC Helicopter S.A.	9.38%	06/01/21	1,055,000
2,000,000	Drill Rigs Holdings, Inc.(a)	6.50%	10/01/17	1,990,000
3,000,000	Shelf Drilling Holdings Ltd.(a)(d)	8.63%	11/01/18	3,150,000

Total Foreign Corporate Bonds (Cost $6,448,028)				6,195,000

Shares or Principal Amount				Value
Closed-End Mutual Funds (8.9%)
38,036	Brookfield High Income Fund, Inc.(d)			$356,397
256,678	Diversified Real Asset Income Fund(d)			4,550,901
30,586	Firsthand Technology Value Fund, Inc.†(d)			734,370
81,884	Nuveen Diversified Currency Opportunities Fund			872,884
62,575	Nuveen Dividend Advantage Municipal Fund 3(d)			855,400
12,864	Nuveen Dividend Advantage Municipal Income Fund			181,511
21,513	Nuveen Municipal Advantage Fund, Inc.			290,210
44,414	Nuveen Quality Income Municipal Fund, Inc.			608,028

Total Closed-End Mutual Funds (Cost $8,205,003)				8,449,701
Preferred Stocks (7.6%)
95,482	American Homes 4 Rent REIT, Series B(e)			2,278,201
18,829	Digital Realty Trust, Inc., Series E(d)			484,658
104,543	Equity Commonwealth, Series E(d)			2,666,892
56,750	Gramercy Property Trust, Inc., Series B(d)			1,427,262
12,532	Protective Life Corp.(d)			322,323

Total Preferred Stocks (Cost $7,221,331)				7,179,336
Collateral for Securities on Loan (5.4%)
5,128,327	State Street Navigator Prime Portfolio, 0.15%			5,128,327

Total Collateral for Securities on Loan (Cost $5,128,327)				5,128,327
Short-Term Investments (4.6%)
$4,407,264	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14			4,407,264

Total Short-Term Investments (Cost $4,407,264)				4,407,264

SCHEDULE OF INVESTMENTS	15

Shares or Principal Amount	Value
Total Investments 102.3% (Cost $97,340,522)	$97,021,632
Liabilities Less Other Assets (2.3)%	(2,189,725)

Net Assets 100.0%	$94,831,907

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	144A - Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b)	Floating Rate Security. Rate disclosed is as of September 30, 2014.

(c)	Step Bond - the coupon is at a fixed rate and resets at a specific date and rate. The rate disclosed is as of September 30, 2014.

(d)	All or a portion of the security was on loan as of September 30, 2014.

(e)	Preferred Stock - the coupon is at a fixed rate and resets at a specific date and rate. The rate disclosed is as of September 30, 2014.

MTN	Medium Term Note

REIT	Real Estate Investment Trust

16	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON EQUITY INCOME FUND	Class S Class C Class A	IOEZX IOECX IEQAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Equity Income Fund (the Fund) Class S shares returned 11.36% for the fiscal year ending September 30, 2014, lagging its benchmark, the S&P Composite 1500 Index, which returned 18.57% during the fiscal year. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Similar to the other diversified funds at ICON, the poor performance of small cap stocks that our system indicated were trading below our estimate of fair value hindered the Fund’s performance. Over the course of the fiscal year, about 20% of the Fund’s holdings had a market capitalization of less than 3 billion. These holdings only returned, on average, around 7% during the fiscal year, well below the 18.57% return of the S&P Composite 1500 Index.

Further, at the commencement of the fiscal year the overall average value-to-price (V/P) ratio according to our methodology for the Health Care sector was below 1.00, indicating that, on average, stocks in the Health Care sector were overpriced. As a result, the Fund had little exposure to the Health Care sector, which turned out to be one of the best preforming sectors over the course of the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	While the availability of dividend paying stocks in the Information Technology sector has improved over the last 5 years, stocks in the sector that were the most attractive according to our methodology did not offer attractive yields. As a result, the Fund only averaged about 6% exposure to this sector during the period. The Fund’s relatively small position in the Information Technology sector had a negative impact on performance as the sector returned around 26% over the fiscal year.

The Fund also had an average exposure of about 13% to preferred stocks and corporate bonds during the fiscal year. While these securities proved beneficial from an income standpoint, and helped the Fund maintain a strong dividend yield, they proved to be a drag on the Fund’s overall performance compared to the benchmark. Furthermore, during the fiscal year the overall market V/P ratio fell below 1.00 according to our valuation metrics. Based on this reading, the Fund held cash during the

MANAGEMENT OVERVIEW	17

fiscal year. On average the cash position was around 6%, which detracted from the Fund’s performance relative to the benchmark given the strong return in the equity market.

A substantial position in the commodity chemical industry, which had an average return of over 55%, proved to be a contributor to the Fund’s performance. However, the performance of the commodity chemical industry was not enough to overcome the negatives stated above.

Q.	What is the outlook for the ICON Equity Income Fund?

A.	The overall average V/P ratio for the stocks we track within our system was 1.10 as of October 1, 2014. The dividend rich Utility sector had an average V/P ratio of 1.12 according to our methodology. Given the relatively high reading in the Utilities sector, the Fund has a large allocation in the sector. We also believe the current downward pressure on the 10-year U.S. Treasury should provide a positive environment for dividend paying stocks. Additionally, certain industries within the Consumer Discretionary sector look attractive according to our system, and as of the end of the fiscal year, the Fund held close to 20% weighting in this sector. We will continue to monitor the equity market to find the best combination of value and dividend for our investors.

18	MANAGEMENT OVERVIEW

ICON Equity Income Fund

Sector Composition

September 30, 2014

Financial	20.9%
Consumer Discretionary	17.8%
Consumer Staples	11.9%
Utilities	10.4%
Industrials	9.5%
Materials	9.4%
Information Technology	4.6%
Telecommunication	4.4%
Energy	3.7%
Health Care	1.8%

94.4%

Percentages are based upon common, convertible preferred and preferred stocks as a percentage of net assets.

ICON Equity Income Fund

Industry Composition

September 30, 2014

Electric Utilities	5.2%
Asset Management & Custody Banks	4.6%
Integrated Telecommunication Services	4.4%
Soft Drinks	4.1%
Agricultural Products	4.0%
Department Stores	3.8%
Health Care REITs	3.8%
Multi-Utilities	3.6%
Specialized REIT’s	3.5%
Paper Packaging	3.3%
Internet Software & Services	2.3%
Technology Hardware, Storage & Peripherals	2.3%
Diversified Banks	2.2%
Diversified Chemicals	2.2%

Packaged Foods & Meats	2.2%
Fertilizers & Agricultural Chemicals	2.1%
Home Improvement Retail	2.1%
Oil & Gas Drilling	2.1%
Diversified Support Services	2.0%
Computer & Electronics Retail	1.9%
Industrial Machinery	1.9%
Auto Parts & Equipment	1.8%
Commodity Chemicals	1.8%
Consumer Finance	1.8%
Household Appliances	1.8%
Pharmaceuticals	1.8%
Residential REIT’s	1.8%
Automobile Manufacturers	1.7%
Gas Utilities	1.7%
Restaurants	1.7%

MANAGEMENT OVERVIEW	19

ICON Equity Income Fund

Industry Composition (continued)

September 30, 2014

Construction & Farm Machinery & Heavy Trucks	1.6%
Oil & Gas Equipment & Services	1.6%
Personal Products	1.6%
Regional Banks	1.6%
Casinos & Gaming	1.5%
Housewares & Specialties	1.5%
Insurance Brokers	1.5%

Office Services & Supplies	1.5%
Aerospace & Defense	1.4%
Railroads	1.1%

94.4%

Percentages are based upon common, convertible preferred and preferred stocks as a percentage of net assets.

ICON Equity Income Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Equity Income Fund - Class S	5/10/04	11.36%	12.08%	6.20%	6.75%	1.53%	1.21%
ICON Equity Income Fund - Class C	11/8/02	10.26%	10.97%	5.14%	7.18%	2.42%	2.21%
ICON Equity Income Fund - Class A	5/31/06	11.07%	11.81%	N/A	5.21%	1.68%	1.46%
ICON Equity Income Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	4.66%	10.50%	N/A	4.47%	1.68%	1.46%
S&P Composite 1500 Index		18.57%	15.79%	8.34%	9.41%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

20	MANAGEMENT OVERVIEW

ICON Equity Income Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Equity Income Fund’s Class S shares on the Class’ inception date of 5/10/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Equity Income Fund’s other share classes will vary due to differences in charges and expenses. The Equity Income Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	21

ICON EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value
Common Stocks (86.6%)
8,500	AbbVie, Inc.	$490,960
6,400	Agrium, Inc.(a)	569,600
6,300	Apple, Inc.	634,725
9,200	Arthur J Gallagher & Co.	417,312
9,700	Avery Dennison Corp.	433,105
22,000	B&G Foods, Inc.	606,100
12,900	BCE, Inc.	551,604
6,700	Bristow Group, Inc.	450,240
7,300	Camden Property Trust, REIT	500,269
18,300	CMS Energy Corp.	542,778
10,700	Coca-Cola Enterprises, Inc.	474,652
15,200	Corrections Corp. of America, REIT	522,272
4,500	Cracker Barrel Old Country Store, Inc.	464,355
3,300	Cummins, Inc.	435,534
11,500	Dow Chemical Co.	603,060
10,200	Dr. Pepper Snapple Group, Inc.	655,962
6,800	Duke Energy Corp.	508,436
52,000	First Commonwealth Financial Corp.	436,280
12,500	GameStop Corp., Class A(a)	515,000
17,900	Hawaiian Electric Industries, Inc.(a)	475,245
13,300	HCP, Inc., REIT	528,143
19,100	Healthcare Services Group, Inc.	546,451
5,900	Helmerich & Payne, Inc.	577,433
6,200	Home Depot, Inc.	568,788
7,500	Ingredion, Inc.	568,425
14,600	Invesco, Ltd.	576,408
12,500	j2 Global, Inc.	617,000
11,000	Johnson Controls, Inc.	484,000
24,500	Knoll, Inc.	424,095

Shares or Principal Amount		Value
9,800	Laclede Group, Inc.	$454,720
6,500	Las Vegas Sands Corp.	404,365
4,600	LyondellBasell Industries, Class A	499,836
9,600	Macy’s, Inc.	558,528
22,100	Main Street Capital Corp.	677,144
7,100	Nordstrom, Inc.	485,427
2,800	Norfolk Southern Corp.	312,480
9,700	Nu Skin Enterprises, Inc., Class A(a)	436,791
7,100	Packaging Corp. of America	453,122
2,700	Public Storage, REIT	447,768
3,800	Raytheon Co.	386,156
8,700	SCANA Corp.	431,607
8,900	Thor Industries, Inc.	458,350
6,000	Tupperware Brands Corp.	414,240
8,200	Ventas, Inc., REIT	507,990
13,300	Verizon Communications, Inc., Series L	664,867
12,600	Westar Energy, Inc.	429,912
3,300	Whirlpool Corp.	480,645

Total Common Stocks (Cost $23,199,660)		23,682,180
Preferred Stocks (3.7%)
19,600	Discover Financial Services, Series B(a)	494,116
21,000	Stanley Black & Decker, Inc.(a)	518,280

Total Preferred Stocks (Cost $998,730)		1,012,396
Convertible Preferred Stocks (4.1%)
4,800	Bunge, Ltd.	522,000
500	Wells Fargo & Co., Series L	601,255

Total Convertible Preferred Stocks (Cost $1,090,147)		1,123,255

22	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value
Collateral for Securities on Loan (10.4%)
2,849,625	State Street Navigator Prime Portfolio, 0.15%	$2,849,625

Total Collateral for Securities on Loan (Cost $2,849,625)		2,849,625

Shares or Principal Amount		Value
Short-Term Investments (1.6%)
$425,747	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	$425,747

Total Short-Term Investments (Cost $425,747)		425,747
Total Investments 106.4% (Cost $28,563,909)		29,093,203
Liabilities Less Other Assets (6.4)%		(1,743,338)

Net Assets 100.0%		$27,349,865

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2014.

REIT	Real Estate Investment Trust

SCHEDULE OF INVESTMENTS	23

MANAGEMENT OVERVIEW (UNAUDITED) ICON FUND	Class S Class C Class A	ICNZX ICNCX ICNAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Fund (the Fund) Class S returned 3.71% over the fiscal year ending September 30, 2014, but lagged its benchmark, the S & P Composite 1500 Index, which returned 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	A year ago, September 30, 2013, the Fund had a favorable sector weighting with Consumer Discretionary at 31.1%, Energy at 18.5%, Industrials at 16.4%, Information Technology at 11.4% and Materials at 2.6%, but the Fund lagged the rising index during the fourth quarter of 2013, due to the Fund’s 6.2% cash holdings. Over the first quarter of 2014, the cyclical sectors hurt the Fund as investors reacted to a surprise negative GDP unfolding. The Fund’s cash holdings were retained until mid-April, when the Fund’s exposure to the Health Care and Financial sectors were increased. Exposure to the Energy sector was reduced by over half in July, but the remaining positions hurt the portfolio with the drop in the price of oil in September 2014.

Q.	How did the Fund’s composition affect performance?

A.	The five largest contributions to performance during the fiscal year came from Union Pacific, Walt Disney, Celgene, Questcor Pharmaceuticals and Apple.

Large declines of a few stocks in the Consumer Discretionary, Energy and Materials sectors were too much for the top performing stocks to overcome relative to the benchmark. The five largest detractors from performance were Lulu Lemon Athletica, Lumber Liquidators, Dril-Quip, Oceaneering International and FMC Corporation. In general, the stocks that had the large, and usually quite sudden, declines had one thing in common, analysts revising earnings estimates downward, often accompanied by a surprise event. The downward revisions in earnings estimates were generally short term oriented, for just one or two quarters. As short term revision do not have much effect on our valuation, we continue to hold four of those stocks. Lulu Lemon was sold, the others remain in the portfolio.

24	MANAGEMENT OVERVIEW

In our opinion, three situations influenced investor behavior with regard to equities. Over the first nine months of calendar year 2014, investors repositioned their portfolios for higher long-term interest rates, a rising dollar and a slowing global economy. Stock prices did not respond to value, but instead were driven by these three situations. We expect all three will prove to be passing fads.

Q.	What is your investment outlook for the overall market?

A.	With our overall average market value-to-price (V/P) ratio hitting a sixteen month high of 1.15 in early October 2014, we would expect the broad market to move higher over the next twelve months, posting slightly better than average returns. With investors reacting to the three situations mentioned above, our industry and sector valuation rankings have been altered over the last six months. The current V/P ratios suggest to us that cyclical industries and sectors will lead the market higher, featuring a comeback for the Consumer Discretionary sector.

ICON Fund

Sector Composition

September 30, 2014

Consumer Discretionary	34.5%
Health Care	19.0%
Materials	13.4%
Industrials	9.0%
Energy	8.5%
Financial	7.7%
Information Technology	7.3%

99.4%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	25

ICON Fund

Industry Composition

September 30, 2014

Biotechnology	11.7%
Oil & Gas Equipment & Services	8.5%
Home Improvement Retail	7.4%
Pharmaceuticals	7.3%
Broadcasting	6.7%
Airlines	4.7%
Railroads	4.3%
Specialty Chemicals	3.9%
Paper Products	3.7%
Electronic Manufacturing Services	3.6%
Consumer Finance	3.4%
Home Furnishings	3.4%
Diversified Chemicals	3.3%
Movies & Entertainment	3.0%
Automobile Manufacturers	2.8%

Department Stores	2.8%
Paper Packaging	2.5%
Internet Software & Services	2.4%
Hotels, Resorts & Cruise Lines	2.3%
Regional Banks	2.3%
Asset Management & Custody Banks	2.0%
Cable & Satellite	1.8%
Leisure Products	1.5%
Specialty Stores	1.5%
Auto Parts & Equipment	1.3%
Electronic Components	1.3%

99.4%

Percentages are based upon common stocks as a percentage of net assets.

ICON Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Fund - Class S	5/6/04	3.71%	10.33%	3.51%	3.95%	1.23%	1.23%
ICON Fund - Class C	11/28/00	2.57%	9.67%	2.79%	3.33%	2.32%	2.26%
ICON Fund - Class A	5/31/06	3.36%	9.94%	N/A	0.52%	1.58%	1.51%
ICON Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-2.60%	8.65%	N/A	-0.19%	1.58%	1.51%
S&P Composite 1500 Index		18.57%	15.79%	8.34%	5.37%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restarted as of June 8, 2004.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

26	MANAGEMENT OVERVIEW

ICON Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the ICON Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the ICON Fund’s other share classes will vary due to differences in charges and expenses. The ICON Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	27

ICON FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value

Common Stocks (99.4%)
42,700	Alaska Air Group, Inc.	$1,859,158
24,800	Ashland, Inc.	2,581,680
7,200	Biogen Idec, Inc.†	2,381,832
16,900	BorgWarner, Inc.	889,109
33,300	CBS Corp., Class B	1,781,550
35,900	Celgene Corp.†	3,402,602
40,600	Clearwater Paper Corp.†	2,440,466
42,800	CSX Corp.	1,372,168
35,700	Delta Air Lines, Inc.	1,290,555
36,200	Discovery Communications, Inc., Class A†	1,368,360
36,200	Discovery Communications, Inc., Class C†	1,349,536
16,600	Dril-Quip, Inc.†	1,484,040
94,200	Emergent Biosolutions, Inc.†	2,007,402
50,800	Encore Capital Group, Inc.†(a)	2,250,948
38,600	FMC Corp.	2,207,534
28,600	FMC Technologies, Inc.†	1,553,266
38,200	Home Depot, Inc.	3,504,468
13,000	Jazz Pharmaceuticals PLC†	2,087,280
25,600	Lumber Liquidators Holdings, Inc.†(a)	1,468,928
32,000	Macy’s, Inc.	1,861,760
64,800	Methode Electronics, Inc.	2,389,176
16,800	Mohawk Industries, Inc.†	2,264,976
22,400	Oceaneering International, Inc.	1,459,808

Shares or Principal Amount		Value

26,400	Packaging Corp. of America	$1,684,848
18,700	Perrigo Co. PLC	2,808,553
6,500	Polaris Industries, Inc.	973,635
29,300	RigNet, Inc.†	1,185,185
15,600	Rogers Corp.†	854,256
13,800	Signature Bank†	1,546,428
36,000	Thor Industries, Inc.	1,854,000
8,300	Time Warner Cable, Inc.	1,190,967
15,900	Tractor Supply Co.	978,009
13,600	Union Pacific Corp.	1,474,512
26,100	Viacom, Inc., Class B	2,008,134
29,200	VistaPrint NV†(a)	1,599,868
25,900	Waddell & Reed Financial, Inc., Class A	1,338,771
18,700	Wyndham Worldwide Corp.	1,519,562

Total Common Stocks (Cost $62,958,534)		66,273,330
Collateral for Securities on Loan (3.8%)
2,566,103	State Street Navigator Prime Portfolio, 0.15%	2,566,103

Total Collateral for Securities on Loan (Cost $2,566,103)		2,566,103
Total Investments 103.2% (Cost $65,524,637)		68,839,433
Liabilities Less Other Assets (3.2)%		(2,136,775)

Net Assets 100.0%		$66,702,658

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2014.

28	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON LONG/SHORT FUND	Class S Class C Class A	IOLZX IOLCX ISTAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Long/Short Fund (the Fund) Class S returned 5.32% over the fiscal year but lagged its benchmark, the S & P Composite 1500 Index, which returned 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	A year ago, September 30, 2013, the Fund had a favorable sector weighting with Consumer Discretionary at 31.4%, Information Technology at 17.6%, Industrials at 12.3%, Energy at 11.6%, Healthcare at 6.4%, Financial at 5.8% and Materials at 3.1% but the Fund lagged the rising index that next quarter, ending December 31, 2013, due to the Fund’s 8.8% cash holdings and five short positions accounting for 7.4% of assets. By December 31, 2013, the Fund had 19.9% cash and 9.9% short positions. During the first quarter of 2014, the cyclical sectors hurt the Fund as investors reacted to a surprise negative GDP unfolding. By early April cash had increased to 34% of assets while eight short positioned totaled 16.8% of assets. In mid-April cash was reduced to minimal levels and all but two short positions were covered. The Fund’s holdings in the Healthcare and Materials sectors were increased.

Q.	How did the Fund’s composition affect performance?

A.	The five largest contributions to performance during the fiscal year came from Celgene Corporation, Jazz Pharmaceuticals, Norfolk Southern, Methode Electronics and Time Warner Cable.

Large declines of a few stocks in the Consumer Discretionary, Energy, Materials and Healthcare sectors were too much for the top performing stocks to overcome relative to the benchmark. The five largest detractors from performance were Lumber Liquidators, Ligand Pharmaceuticals, FMC, RigNet and Dril-Quip. In general, the stocks that had the large, and usually quite sudden, declines had one thing in common, analysts revising earnings estimates downward, often accompanied by a surprise event. The downward revisions in earnings estimates were generally short term oriented, for just one or two quarters. As short term negative revisions do not have much effect on our valuation, we continue to hold those five stocks.

MANAGEMENT OVERVIEW	29

In our opinion, three situations influenced investor behavior with regard to equities. Over the first nine months of calendar year 2014, investors repositioned their portfolios for higher long term interest rates, a rising dollar and a slowing global economy. Stock prices did not respond to value, but instead were driven by these three situations. We expect all three will prove to be passing fads.

Q.	What is your investment outlook for the overall market?

A.	With our overall average market value-to-price (V/P) ratio hitting a sixteen month high of 1.15 in early October 2014, we would expect the broad market to move higher over the next twelve months, posting slightly better than average returns. With investors reacting to the three situations mentioned above, our industry and sector valuation rankings have been altered over the last six months. The current V/P ratios suggest to us that cyclical industries and sectors will lead the market higher, featuring a comeback for the Consumer Discretionary sector.

ICON Long/Short Fund

Sector Composition

September 30, 2014

Consumer Discretionary	31.5%
Health Care	19.9%
Information Technology	17.0%
Materials	10.9%
Energy	7.9%
Financial	7.7%
Industrials	6.9%

101.8%

Percentages are based upon common stocks as a percentage of net assets.

30	MANAGEMENT OVERVIEW

ICON Long/Short Fund

Industry Composition

September 30, 2014

Biotechnology	12.4%
Home Improvement Retail	7.9%
Oil & Gas Equipment & Services	7.9%
Pharmaceuticals	7.5%
Internet Software & Services	4.6%
Railroads	4.5%
Electronic Manufacturing Services	4.4%
Broadcasting	3.4%
Electronic Components	3.4%
Paper Packaging	3.0%
Hotels, Resorts & Cruise Lines	2.9%
IT Consulting & Other Services	2.9%
Home Furnishings	2.8%
Leisure Products	2.8%
Asset Management & Custody Banks	2.7%

Leisure Facilities	2.7%
Specialty Stores	2.7%
Consumer Finance	2.6%
Cable & Satellite	2.5%
Housewares & Specialties	2.5%
Airlines	2.4%
Regional Banks	2.4%
Diversified Chemicals	2.3%
Paper Products	2.1%
Specialty Chemicals	2.1%
Data Processing & Outsourced Services	1.7%
Commodity Chemicals	1.4%
Automobile Manufacturers	1.3%

101.8%

Percentages are based upon common stocks as a percentage of net assets.

ICON Long/Short Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Long/Short Fund - Class S	5/6/04	5.32%	9.69%	4.35%	4.14%	1.53%	1.32%
ICON Long/Short Fund - Class C	10/17/02	4.30%	8.55%	3.32%	5.11%	2.62%	2.37%
ICON Long/Short Fund - Class A	5/31/06	5.02%	9.36%	N/A	1.68%	1.91%	1.61%
ICON Long/Short Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-1.05%	8.08%	N/A	0.96%	1.91%	1.61%
S&P Composite 1500 Index		18.57%	15.79%	8.34%	9.52%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	31

ICON Long/Short Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Long/Short Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Long/Short Fund’s other share classes will vary due to differences in charges and expenses. The Long/Short Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

32	MANAGEMENT OVERVIEW

ICON LONG/SHORT FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value
Common Stocks (101.8%)
18,800	Alaska Air Group, Inc.	$818,552
7,100	Ashland, Inc.	739,110
3,000	Biogen Idec, Inc.†	992,430
9,500	Cabot Corp.	482,315
19,800	Cedar Fair L.P.	935,946
14,600	Celgene Corp.†	1,383,788
12,000	Clearwater Paper Corp.†	721,320
22,200	Cognizant Technology Solutions Corp., Class A†(x)	993,894
22,000	CSX Corp.	705,320
15,600	Discovery Communications, Inc., Class A†	589,680
15,600	Discovery Communications, Inc., Class C†	581,568
5,600	Dril-Quip, Inc.†	500,640
44,400	Emergent Biosolutions, Inc.†	946,164
19,900	Encore Capital Group, Inc.†(a)	881,769
14,000	FMC Corp.	800,660
12,100	FMC Technologies, Inc.†	657,151
17,300	Home Depot, Inc.	1,587,102
14,400	Jarden Corp.†	865,584
6,800	Jazz Pharmaceuticals PLC†	1,091,808
20,700	Ligand Pharmaceuticals, Inc., Class B†	972,693
20,000	Lumber Liquidators Holdings, Inc.†(a)	1,147,600
8,000	Mastercard, Inc., Class A	591,360
41,700	Methode Electronics, Inc.	1,537,479
7,300	Mohawk Industries, Inc.†	984,186

Shares or Principal Amount		Value
7,700	Norfolk Southern Corp.	$859,320
9,400	Oceaneering International, Inc.(x)	612,598
16,000	Packaging Corp. of America	1,021,120
9,800	Perrigo Co. PLC	1,471,862
6,500	Polaris Industries, Inc.	973,635
24,200	RigNet, Inc.†	978,890
21,200	Rogers Corp.†	1,160,912
7,300	Signature Bank†	818,038
8,700	Thor Industries, Inc.(x)	448,050
6,100	Time Warner Cable, Inc.(x)	875,289
15,400	Tractor Supply Co.	947,254
28,800	VistaPrint NV†(a)	1,577,952
18,300	Waddell & Reed Financial, Inc., Class A	945,927
12,400	Wyndham Worldwide Corp.	1,007,624

Total Common Stocks (Cost $33,372,974)		35,206,590
Collateral for Securities on Loan (9.9%)
3,405,494	State Street Navigator Prime Portfolio, 0.15%	3,405,494

Total Collateral for Securities on Loan (Cost $3,405,494)		3,405,494
Total Investments 111.7% (Cost $36,778,468)		38,612,084
Liabilities Less Other Assets (11.7)%		(4,055,305)

Net Assets 100.0%		$34,556,779

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(x)	All or a portion of the security is pledged as collateral for securities sold short.

(a)	All or a portion of the security was on loan as of September 30, 2014.

SCHEDULE OF INVESTMENTS	33

ICON LONG/SHORT FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2014

Shares	Short Security	Value
11,600	Amedisys, Inc.†	$233,972
225,000	Cincinnati Bell, Inc.†	758,250

Total Securities Sold Short (Proceeds $999,482)		$992,222

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

34	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON OPPORTUNITIES FUND	ICONX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Opportunities Fund (the Fund) returned 2.19% over the fiscal year but lagged its benchmark, the S&P SmallCap 600 Index, which returned 5.74%. Total returns and other performance statistics as of September 30, 2014 appear in the subsequent pages of this Fund’s Management Overview.

Q.	How did the Fund perform relative to its benchmark?

A.	A year ago, September 30, 2013, the Fund had a favorable sector weighting with Consumer Discretionary at 18.6%, Materials at 12.4%, Information Technology at 12.1%, Financials at 10.5%, Industrials at 11.1%, Energy at 9.9%, and Healthcare at 7.3%, but the Fund lagged the rising index that next quarter due to the Fund’s 17.9% cash holdings. The cash holdings generally resulted from the Fund selling overpriced positions without buying into other positions. Although exposure to the Consumer Discretionary sector had been reduced to 11.6% by December 31, 2013, remaining positions in the sector hurt the Fund during the first quarter of 2014 as investors reacted to a surprise negative GDP unfolding. The Fund accumulated more cash until mid-April, when the Fund’s exposure to the Information Technology, Financial and Healthcare sector was increased. Unlike the S&P LargeCap 500 Index, the S&P SmallCap 600 index dropped from mid-April to mid-May. Around that dip, a minor rotation was made to increase the Fund’s exposure to the Information Technology, Consumer Discretionary and Healthcare sectors.

While some large-cap stocks did well, pushing the S&P 500 Index to record highs in 2014, small cap stocks were generally stuck in a sideways range, not moving up as much as their large cap counterparts during advances while dropping more during declines. Amidst these oscillations, there were rapid industry and sector theme reversals.

In our opinion, three situations influenced investor behavior with regard to equities. Over the first nine months of calendar year 2014, investors repositioned their portfolios for higher long term interest rates, a rising dollar and a slowing global economy. Stock prices did not respond to value, but instead were driven by these three situations. We expect all three will prove to be passing fads.

MANAGEMENT OVERVIEW	35

Q.	What were the Fund’s greatest contributors/detractors?

A.	The five largest contributions to performance during the fiscal year came from Kapstone Paper & Packaging, Questcor Pharmaceuticals, Akorn, Dresser-Rand Group and Janus Capital, which was purchased based on value but enjoyed a sharp surge when a high profile bond manager joined the firm. It was sold the day of that announcement.

The five largest detractors from performance were Lumber Liquidators, Ligand Pharmaceuticals, Conn’s, RigNet and World Acceptance. In general, the stocks that had large, and usually quite sudden, declines had one thing in common, analysts revising earnings estimates downward, often accompanied by a surprise event or announcement. The downward revisions in earnings estimates were generally short term oriented, for just one or two quarters. As short term revision do not have much effect on our valuation, we continue to hold all five of those stocks.

Q.	What is your investment outlook for the overall market?

A.	With our overall average market value-to-price (V/P) ratio hitting a sixteen month high of 1.15 in early October 2014, we would expect the broad market to move higher over the next twelve months, posting slightly better than average returns. With investors reacting to the three situations mentioned above, our industry and sector valuation rankings have been altered over the last six months. The current V/P ratios suggest to us that cyclical industries and sectors will lead the market higher and that small-cap stocks will fully participate.

ICON Opportunities Fund

Country Composition

September 30, 2014

United States	92.6%
Netherlands	3.7%
Canada	2.4%

98.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Opportunities Fund

Sector Composition

September 30, 2014

Information Technology	21.5%
Health Care	20.6%
Consumer Discretionary	19.5%
Materials	18.4%
Financial	9.6%
Energy	6.1%
Industrials	3.0%

98.7%

Percentages are based upon common stocks as a percentage of net assets.

36	MANAGMENT OVERVIEW

ICON Opportunities Fund

Industry Composition

September 30, 2014

Biotechnology	7.6%
Specialty Chemicals	7.5%
Electronic Equipment & Instruments	7.1%
Life Sciences Tools & Services	7.0%
Consumer Finance	6.8%
Internet Software & Services	6.6%
Oil & Gas Equipment & Services	6.1%
Pharmaceuticals	6.0%
Automobile Manufacturers	4.0%
Paper Products	3.7%
Electronic Manufacturing Services	3.6%
Restaurants	3.4%
Home Improvement Retail	3.1%
Aerospace & Defense	3.0%
Apparel Retail	2.7%
Computer & Electronics Retail	2.7%

Commodity Chemicals	2.4%
Diversified Chemicals	2.4%
Paper Packaging	2.4%
Home Furnishings	2.0%
Insurance Brokers	2.0%
Footwear	1.6%
Technology Distributors	1.6%
Electronic Components	1.5%
Data Processing & Outsourced Services	1.1%
Asset Management & Custody Banks	0.8%

98.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Opportunities Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Opportunities Fund	9/28/12	2.19%	15.28%	12.47%	1.52%
S&P SmallCap 600 Index		5.74%	17.94%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

MANAGEMENT OVERVIEW	37

ICON Opportunities Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Opportunities Fund on the inception date of 10/1/12 to a $10,000 investment made in an unmanaged securities index on that date. The Opportunities Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

38	MANAGEMENT OVERVIEW

ICON OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value
Common Stocks (98.7%)
8,637	Akorn, Inc.†	$313,264
16,600	Albany Molecular Research, Inc.†	366,362
12,292	Ascena Retail Group, Inc.†	163,484
6,600	Avery Dennison Corp.	294,690
3,400	Bristow Group, Inc.	228,480
7,700	Brown & Brown, Inc.	247,555
3,079	Buffalo Wild Wings, Inc.†	413,417
14,800	Cambrex Corp.†	276,464
7,566	Clearwater Paper Corp.†	454,792
4,894	Coherent, Inc.†	300,345
10,592	Conn’s, Inc.†	320,620
5,449	Curtiss-Wright Corp.	359,198
16,500	Daktronics, Inc.	202,785
1,885	Dril-Quip, Inc.†	168,519
21,388	Emergent Biosolutions, Inc.†	455,778
8,873	Encore Capital Group, Inc.†	393,163
4,665	FEI Co.	351,834
6,850	Finish Line, Inc., Class A	171,456
152	GameStop Corp., Class A	6,262
5,369	HB Fuller Co.	213,149
3,612	j2 Global, Inc.	178,288
20,100	Landec Corp.†	246,225
9,000	Lannett Co., Inc.†	411,120
7,026	Leggett & Platt, Inc.	245,348
9,931	Ligand Pharmaceuticals, Inc., Class B†	466,658

Shares or Principal Amount		Value
8,100	LSB Industries, Inc.†	$289,251
6,565	Lumber Liquidators Holdings, Inc.†	376,700
4,345	Methanex Corp.	290,246
11,771	Methode Electronics, Inc.	433,997
7,333	Minerals Technologies, Inc.	452,519
3,320	PAREXEL International Corp.†	209,459
11,502	Perficient, Inc.†	172,415
5,453	Portfolio Recovery Associates, Inc.†	284,810
8,440	RigNet, Inc.†	341,398
3,360	Rogers Corp.†	183,994
5,857	Steven Madden, Ltd.†	188,771
2,925	SYNNEX Corp.†	189,043
9,401	Thor Industries, Inc.	484,151
4,400	Total System Services, Inc.	136,224
8,205	VistaPrint NV†	449,552
1,782	Waddell & Reed Financial, Inc., Class A	92,112
2,304	World Acceptance Corp.†	155,520

Total Common Stocks (Cost $12,641,715)		11,979,418
Total Investments 98.7% (Cost $12,641,715)		11,979,418
Other Assets Less Liabilities 1.3%		153,277

Net Assets 100.0%		$12,132,695

SCHEDULE OF INVESTMENTS	39

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

MANAGEMENT OVERVIEW (UNAUDITED) ICON RISK-MANAGED BALANCED FUND	Class S Class C Class A	IOCZX IOCCX IOCAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The Risk-Managed Balanced Fund (the Fund) Class S shares returned 6.02% for the fiscal year ended September 30, 2014. The S&P Composite 1500 Index rose 18.57% and the Balanced Blended Benchmark was up 12.80%. The Balanced Blended Benchmark is based on a weighting of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index, rebalanced monthly. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.

As we entered fiscal year 2014, our equity valuation model saw the domestic market as approximately fair valued, which was significant because we had been bullish on the equity market as a whole since early 2009. With the market close to fair value, the Fund was positioned conservatively with a 55% equity / 45% fixed income allocation. Additionally, the Fund had a relatively tight hedge on its equity holdings using both S&P 500 out-of-the-money puts and S&P 500 out-of-the-money written calls in an attempt to reduce the overall effect of market volatility on the Fund. While the Fund was positioned based on our valuation discipline, the overall allocation and hedging profile proved to be a disadvantage as the equity market produced strong returns over the first few months of the fiscal year. However, the Fund was able to reduce downside participation and overall volatility as a combination of macro-economic concerns and stretched valuations resulted in reduced equity returns and boosted safer fixed income assets from about mid-January to mid-April 2014. This bout of equity volatility reduced some valuation froth within the market and we began to see upside opportunities in certain sectors. Additionally, during this period, the combination of falling bond yields and historically tight credit spreads reduced the overall attractiveness of the bond market. In response to the opportunities we saw on the equity side and relative fixed income attractiveness, we adjusted the allocation of the Fund towards a more normal balanced fund profile of 60% equities / 40% fixed income. Additionally, the hedge on the equity portion of the Fund was loosened in order to have a better opportunity to participate in the anticipated

40	MANAGEMENT OVERVIEW

upside move. This proved to be beneficial as the equity market proceeded to rally aggressively through the end of fiscal year 2014.

Q.	How did the Fund’s composition affect performance?

A.	Focusing on the equity portion of the Fund, the largest sector contributor to performance over fiscal year 2014 was the Health Care sector. While the Fund was underweight the sector as a whole due to stretched sector valuations, we saw industry specific opportunities that performed well producing positive benchmark relative selection effect. Other sectors that contributed positively to Fund performance include Materials, Industrials, and Utilities. Overweight positions in all three sectors resulted in positive relative total effect for both the Materials and Industrials sectors but a slight negative total effect for the Utilities sector due to less robust returns on the stock selection side. Inversely, positions in the Energy sector detracted from Fund performance as the combination of an overweight position and underperforming stock selections resulted in a negative relative total effect. Further, both the Information Technology and Financials sectors also produced negative benchmark relative total effect due in large part to underperforming stock selections. Going forward we continue to add to some of the underperforming names within these three sectors as they continue to have attractive valuations according to our system.

Moving to individual stock performance within the Fund, the largest contributors to performance relative to the benchmark were LyondellBasell Industries, Actavis Plc., Biogen Idec Inc., Walt Disney Company, & Gilead Sciences. The five largest detractors from performance relative to the benchmark were Oceaneering International, Waddell & Reed Financial, Lumber Liquidators Holdings, Bristow Group, & Dril-Quip Inc.

Focusing on the fixed income portion of the Fund, fiscal year 2014 caught many investors off guard when a largely anticipated bond sell-off turned into a strong rally as yields fell across the board. The yield on the U.S. Generic Government 10-year Treasury began the fiscal year at a value of 2.62%, rose above 3.00% by the end of the calendar year 2013, fell below 2.45% at the end of May 2014 in response to some macro-economic uncertainty, and finally finished the fiscal year at a value of 2.49%. In addition to the rally in the U.S. treasury market, corporate bond spreads tightened throughout the majority of the fiscal year in both investment grade and high yield corporate bonds before experiencing some volatility during the third quarter of 2014. While the fixed income portion of the Fund maintained a lower overall duration over the course of the time period, resulting in less relative curve effect, the Fund was able to

MANAGEMENT OVERVIEW	41

outperform the broad based fixed income benchmark during the fiscal year through a combination of bond selections within the corporate bond segment of the market and active allocation to both preferred shares and closed-end fund positions. In the corporate bond space, we maintained a lower overall duration relative to the benchmark, but selections in the Energy, Financials, and Telecommunications sectors of the market outperformed the market as a whole. As spreads continued to tighten, we focused on other segments of the market to produce alpha for our investors, including certain preferred issues. All of our positions in this space produced positive returns, but three specific holdings within the real estate segment of the market did particularly well with one position producing a large gain due to a company issued call. Lastly, holdings within the closed-end segment of the market also produced positive returns as either net asset value (NAV) based movement or discount arbitrage opportunities were realized. Overall, during the period, the Fund’s fixed income allocation outperformed the fixed income segment of the benchmark.

Q.	What is your investment outlook?

A.	Our equity valuations concluded fiscal year 2014 with a value-to-price (V/P) ratio of 1.10 as of October 1, 2014, giving us confidence there is room for the market to rise in the coming year. Additionally, our system indicates a notable cyclical tilt in the sector opportunities we are seeing with specific emphasis on Consumer Discretionary, Energy, and Materials. The Fund continues to maintain a more normal balanced allocation stance with approximately 60% in equities and 40% in fixed income (including preferred stocks & closed-end funds) although we are looking for opportunities to increase overall equity exposure. The equity hedge has recently been reduced targeting a beta of approximately 0.90, which is at the upper end of our historical range and will be adjusted based on the amount of upside we see in the equity market over the year. In the fixed income portion of the Fund we continue to be very selective in our individual bond holdings as historically tight spreads force us to focus on downside risks. However, the recent volatility seen in the high yield segment of the market is presenting us with opportunities that have been less apparent over the last few years. Additionally, we continue to see opportunity in unique structured bonds like fixed-to-float securities, preferred securities with attractive upside profiles, and closed-end fund discount arbitrage opportunities. As always, we continue to use our bottom up, issue specific approach to find opportunities in the market.

42	MANAGEMENT OVERVIEW

ICON Risk-Managed Balanced Fund

Sector Composition

September 30, 2014

Financial	13.2%
Information Technology	11.2%
Energy	8.9%
Materials	8.4%
Consumer Discretionary	7.5%
Industrials	5.5%
Health Care	4.8%
Utilities	2.3%
Consumer Staples	1.9%

63.7%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Risk-Managed Balanced Fund

Industry Composition

September 30, 2014

Data Processing & Outsourced Services	6.3%
Oil & Gas Equipment & Services	5.8%
Consumer Finance	4.4%
Commodity Chemicals	4.1%
Regional Banks	4.0%
Home Improvement Retail	3.6%
Oil & Gas Exploration & Production	3.1%
Asset Management & Custody Banks	2.4%
Railroads	2.4%
Cable & Satellite	2.1%
IT Consulting & Other Services	2.1%
Paper Packaging	2.1%
Pharmaceuticals	1.8%

Office REIT’s	1.7%
Health Care Distributors	1.6%
Airlines	1.4%
Biotechnology	1.4%
Specialty Chemicals	1.4%
Hypermarkets & Super Centers	1.3%
Internet Software & Services	1.3%
Technology Hardware, Storage & Peripherals	1.1%
Gas Utilities	1.0%
Other Industries (each less than 1%)	7.3%

63.7%

Percentages are based upon common and preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	43

ICON Risk-Managed Balanced Fund

Credit Diversification

September 30, 2014

Aaa	2.7%
A1	1.5%
A3	1.9%
Baa1	4.1%
Baa2	1.7%
Baa3	8.6%
Ba1	0.7%
Ba2	1.0%

Ba3	2.1%
B2	1.5%
B3	1.7%

27.5%

Percentages are based upon U.S. Treasury obligations, corporate and foreign corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

ICON Risk-Managed Balanced Fund

Average Annual Total Return

as of September 30, 2013

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Risk-Managed Balanced Fund - Class S	5/6/04	6.02%	7.01%	4.00%	4.16%	1.43%	1.21%
ICON Risk-Managed Balanced Fund - Class C	11/21/02	5.06%	5.94%	2.94%	4.47%	2.72%	2.22%
ICON Risk-Managed Balanced Fund - Class A	5/31/06	5.88%	6.78%	N/A	3.43%	2.12%	1.47%
ICON Risk-Managed Balanced Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-0.21%	5.53%	N/A	2.69%	2.12%	1.47%
S&P Composite 1500 Index		18.57%	15.79%	8.34%	9.03	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

44	MANAGEMENT OVERVIEW

ICON Risk-Managed Balanced Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Risk-Managed Balanced Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Risk-Managed Balanced Fund’s other share classes will vary due to differences in charges and expenses. The Risk-Managed Balanced Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	45

ICON RISK-MANAGED BALANCED FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value
Common Stocks (61.3%)
9,500	Accenture PLC, Class A	$772,540
2,800	Actavis PLC†	675,584
3,600	Alliance Data Systems Corp.†	893,772
3,900	Apple, Inc.	392,925
5,000	Ashland, Inc.	520,500
2,700	Atmos Energy Corp.	128,790
17,400	Avery Dennison Corp.	776,910
1,000	Biogen Idec, Inc.†	330,810
10,900	Bristow Group, Inc.	732,480
6,200	CBS Corp., Class B	331,700
10,200	CMS Energy Corp.	302,532
14,000	Comcast Corp., Class A	752,920
3,800	Costco Wholesale Corp.	476,216
14,000	Delta Air Lines, Inc.(x)	506,100
12,900	Discover Financial Services(x)	830,631
16,900	Encore Capital Group, Inc.†(a)	748,839
7,000	EQT Corp.(x)	640,780
6,000	Facebook, Inc., Class A†(x)	474,240
4,900	Genesee & Wyoming, Inc., Class A†	467,019
1,700	Gilead Sciences, Inc.†	180,965
12,000	Healthcare Services Group, Inc.	343,320
8,000	Home Depot, Inc.(x)	733,920
6,000	International Paper Co.(x)	286,440

Shares or Principal Amount		Value
7,600	Invesco, Ltd.	$300,048
5,100	Laclede Group, Inc.	236,640
10,000	Lumber Liquidators Holdings, Inc.†(x)	573,800
8,100	LyondellBasell Industries, Class A(x)	880,146
8,000	Mastercard, Inc., Class A(x)	591,360
3,000	McKesson Corp.(x)	584,010
9,300	Methanex Corp.(x)	621,240
13,300	Oceaneering International, Inc.(x)	866,761
7,000	Range Resources Corp.(x)	474,670
3,400	Reynolds American, Inc.(x)	200,600
5,000	Schlumberger, Ltd.	508,450
8,300	Signature Bank†(x)	930,098
5,000	SVB Financial Group†	560,450
2,500	SYNNEX Corp.†	161,575
6,400	Tyco International, Ltd.	285,248
5,300	UIL Holdings Corp.	187,620
3,800	Union Pacific Corp.(x)	411,996
4,000	Visa, Inc., Class A	853,480
11,000	Waddell & Reed Financial, Inc., Class A	568,590
3,500	Walt Disney Co.	311,605

Total Common Stocks (Cost $21,969,191)		22,408,320

46	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Interest Rate	Maturity Date	Value
Corporate Bonds (23.4%)
$500,000	AIG Life Holdings, Inc.	6.63%	02/15/29	$614,023
355,000	AIG Retirement	8.13%	04/28/23	453,577
328,000	Altria Group, Inc.	9.25%	08/06/19	426,993
250,000	Brightstar Corp.(b)	7.25%	08/01/18	269,063
1,156,000	Clearwire Communications LLC / Clearwire Finance, Inc.(b)	14.75%	12/01/16	1,436,330
500,000	Fulton Capital Trust I Ltd.	6.29%	02/01/36	482,500
500,000	General Electric Capital Corp. / LJ VP Holdings LLC(b)	3.80%	06/18/19	532,559
250,000	Goodman Networks, Inc.	12.13%	07/01/18	262,500
340,000	GRD Holdings III Corp.(b)	10.75%	06/01/19	374,850
442,801	Kiowa Power Partners LLC(b)	5.74%	03/30/21	460,956
500,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc.	5.75%	04/15/23	522,500
250,000	Liberty Mutual Group, Inc.(b)(c)	7.00%	03/15/37	265,000
250,000	Masco Corp.	5.95%	03/15/22	273,125
500,000	Prudential Financial, Inc.(c)	8.88%	06/15/38	603,125
500,000	Prudential Insurance Co. of America(b)	8.30%	07/01/25	678,994
335,000	SESI LLC	7.13%	12/15/21	370,175
500,000	United Refining Co.	10.50%	02/28/18	532,500

Total Corporate Bonds (Cost $8,629,799)				8,558,770

Shares or Principal Amount				Value
Closed-End Mutual Funds (4.8%)
8,993	BlackRock Enhanced Government Fund, Inc.			$126,262
47,618	Diversified Real Asset Income Fund			844,267
4,067	Firsthand Technology Value Fund, Inc.†(a)			97,649
30,538	Nuveen Diversified Currency Opportunities Fund			325,535
16,801	Nuveen Dividend Advantage Municipal Fund 3			229,670
4,374	Nuveen Dividend Advantage Municipal Income Fund			61,717
4,197	Nuveen Municipal Advantage Fund, Inc.			56,617
1,707	Nuveen Quality Income Municipal Fund, Inc.			23,369

Total Closed-End Mutual Funds (Cost $1,751,706)				1,765,086

Shares or Principal Amount		Interest Rate	Maturity Date	Value
U.S. Treasury Obligations (2.7%)
$500,000	U.S. Treasury Note	0.63%	08/31/17	$493,399
500,000	U.S. Treasury Note	1.13%	12/31/19	481,406

Total U.S. Treasury Obligations (Cost $976,934)				974,805

SCHEDULE OF INVESTMENTS	47

Shares or Principal Amount				Value
Preferred Stocks (2.4%)
10,981	American Homes 4 Rent REIT, Series B(d)			$262,007
14,681	Equity Commonwealth, Series E			374,512
10,000	Gramercy Property Trust, Inc., Series B			251,500

Total Preferred Stocks (Cost $893,267)				888,019

Shares or Principal Amount		Interest Rate	Maturity Date	Value
Foreign Corporate Bonds (1.4%)
$500,000	Shelf Drilling Holdings Ltd.(a)(b)	8.63%	11/01/18	$525,000

Total Foreign Corporate Bonds (Cost $538,998)				525,000

Underlying Security/Expiration Date/Exercise Price			Contracts*	Value
Put Options Purchased (0.2%)
S+P 500 Index, November 2014, 1,900.00			30	$67,500

Total Put Options Purchased (Cost $55,302)				67,500

Shares or Principal Amount				Value
Collateral for Securities on Loan (3.9%)
1,422,694	State Street Navigator Prime Portfolio, 0.15%			$1,422,694

Total Collateral for Securities on Loan (Cost $1,422,694)				1,422,694
Short-Term Investments (2.1%)
$754,308	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14			754,308

Total Short-Term Investments (Cost $754,308)				754,308
Total Investments 102.2% (Cost $36,992,199)				37,364,502
Liabilities Less Other Assets (2.2)%				(810,265)

Net Assets 100.0%				$36,554,237

The accompanying notes are an integral part of the financial statements.

*	All options have 100 shares per contract.

†	Non-income producing security.

(x)	All or a portion of the security is pledged as collateral for call options written.

(a)	All or a portion of the security was on loan as of September 30, 2014.

(b)	144A - Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Fixed rate to floating rate security. Rate disclosed as of September 30, 2014 is currently fixed.

(d)	Preferred Stock - the coupon is at a fixed rate and resets at a specific date and rate. The rate disclosed is as of September 30, 2014.

REIT	Real Estate Investment Trust

48	SCHEDULE OF INVESTMENTS

ICON RISK-MANAGED BALANCED FUND

SCHEDULE OF WRITTEN CALL OPTIONS

SEPTEMBER 30, 2014

Underlying Security/ Expiration Date/ Exercise Price	Contracts*	Value
S+P 500 Index November 2014, 2,010	20	$36,000

Total Options Written (Premiums received $57,732)		$36,000

The accompanying notes are an integral part of the financial statements.

*	All options have 100 shares per contract.

SCHEDULE OF INVESTMENTS	49

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Assets
Investments, at cost	$97,340,522	$28,563,909	$65,524,637

Investments, at value†	97,021,632	29,093,203	68,839,433
Foreign currency, at value(a)	-	3	-
Cash	558,167	-	-
Receivables:
Fund shares sold	389,744	32,999	8,251
Investments sold	1,047,008	1,068,820	1,085,161
Interest	1,202,941	-	-
Dividends	121,635	95,828	46,758
Expense reimbursements due from Adviser	41,692	9,180	881
Foreign tax reclaims	-	1,644	476
Other assets	28,225	20,005	22,217

Total Assets	100,411,044	30,321,682	70,003,177

Liabilities
Payables:
Due to custodian bank	-	-	585,592
Expense recoupment due to adviser	-	-	1,892
Investments purchased	275,300	-	-
Payable for collateral received on securities loaned	5,128,327	2,849,625	2,566,103
Fund shares redeemed	21,180	13,723	39,906
Distributions due to shareholders	40,808	37,045	-
Advisory fees	46,623	17,055	42,745
Accrued distribution fees	2,870	7,455	16,300
Fund accounting fees	3,220	908	2,266
Transfer agent fees	11,608	7,316	8,546
Administration fees	3,868	1,132	2,837
Trustee fees	3,042	741	1,250
Accrued expenses	42,291	36,817	33,082

Total Liabilities	5,579,137	2,971,817	3,300,519

Net Assets - all share classes	$94,831,907	$27,349,865	$66,702,658

Net Assets - Class S	$87,674,934	$8,022,025	$41,577,300

Net Assets - Class C	$2,879,060	$5,480,817	$17,049,406

Net Assets - Class A	$4,277,913	$13,847,023	$8,075,952

50	FINANCIAL STATEMENTS

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Net Assets Consist of
Paid-in capital	$92,833,948	$48,957,892	$84,596,659
Accumulated undistributed net investment income/(loss)	-	2,556	(199,698)
Accumulated undistributed net realized gain/(loss)	2,316,849	(22,139,775)	(21,009,099)
Unrealized appreciation/(depreciation)	(318,890)	529,192	3,314,796

Net Assets	$94,831,907	$27,349,865	$66,702,658

Shares outstanding (unlimited shares authorized, no par value)
Class S	8,859,729	539,464	2,863,365
Class C	289,756	366,458	1,296,453
Class A	433,820	936,234	583,363
Net asset value (offering and redemption price per share)
Class S	$9.90	$14.87	$14.52
Class C	$9.94	$14.96	$13.15
Class A	$9.86	$14.79	$13.84
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$10.35	$15.69	$14.68

† Includes securities on loan of	$4,940,927	$2,761,982	$2,483,757

(a) Foreign currency, at cost	$-	$3	$-

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	51

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Assets
Investments, at cost	$36,778,468	$12,641,715	$36,992,199

Investments, at value†	38,612,084	11,979,418	37,364,502
Deposits for Short Sales	1,363,960	–	–
Cash	–	150	166,220
Cash due from prime broker	49,523	–	104,904
Receivables:
Fund shares sold	102,671	1,626	138,386
Investments sold	–	302,551	151,658
Interest	–	–	180,840
Dividends	8,500	2,178	41,928
Expense reimbursements due from Adviser	27,342	3,464	21,379
Other assets	19,865	10,342	24,833

Total Assets	40,183,945	12,299,729	38,194,650

Liabilities
Options written, at value (premiums received $57,732)	–	–	36,000
Securities sold short, at value (proceeds of $999,482)	992,222	–	–
Payables:
Due to custodian bank	903,459	16,525	–
Expense recoupment due to adviser	–	2,396	–
Investments purchased	–	112,414	–
Payable for collateral received on securities loaned	3,405,494	–	1,422,694
Fund shares redeemed	237,995	4,504	65,257
Distributions due to shareholders	–	–	15,237
Advisory fees	25,453	7,804	22,784
Accrued distribution fees	8,261	–	9,216
Fund accounting fees	1,193	295	1,249
Transfer agent fees	14,783	104	13,078
Administration fees	1,490	518	1,512
Trustee fees	977	54	2,147
Accrued expenses	35,839	22,420	51,239

Total Liabilities	5,627,166	167,034	1,640,413

Net Assets - all share classes	$34,556,779	$12,132,695	$36,554,237

Net Assets - Class S	$16,464,700	$–	$20,071,336

Net Assets - Class C	$6,931,872	$–	$9,468,578

Net Assets - Class A	$11,160,207	$–	$7,014,323

52	FINANCIAL STATEMENTS

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Net Assets Consist of
Paid-in capital	$89,723,691	$12,630,376	$49,833,986
Accumulated undistributed net investment income/(loss)	(217,386)	–	8,257
Accumulated undistributed net realized gain/(loss)	(56,790,402)	164,616	(13,682,041)
Unrealized appreciation/(depreciation)	1,840,876	(662,297)	394,035

Net Assets	$34,556,779	$12,132,695	$36,554,237

Shares outstanding (unlimited shares authorized, no par value)	–	930,553	–
Class S	894,143	–	1,435,428
Class C	414,204	–	734,169
Class A	620,510	–	512,529
Net asset value (offering and redemption price per share)	$–	$13.04	$–
Class S	$18.41	$–	$13.98
Class C	$16.74	$–	$12.90
Class A	$17.99	$–	$13.69
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$19.09	$–	$14.53

† Includes securities on loan of	$3,330,635	$–	$1,371,368

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2014

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Investment Income
Interest	$3,255,494	$51,957	$1,197
Dividends	1,696,634	1,069,829	471,515
Income from securities lending, net	21,380	19,863	11,782
Foreign taxes withheld	-	(12,644)	-

Total Investment Income	4,973,508	1,129,005	484,494

Expenses
Advisory fees	586,814	180,686	314,468
Distribution fees:
Class C	22,234	52,378	183,794
Class A	11,915	32,160	23,327
Fund accounting fees	19,933	4,909	8,528
Transfer agent fees	78,443	45,553	69,925
Administration fees	48,732	12,004	20,889
Custody fees	10,091	3,375	2,224
Registration fees:	-	-	-
Class S	9,925	3,135	6,089
Class C	10,995	11,330	13,185
Class A	5,320	13,783	11,710
Insurance expense	10,340	2,518	4,679
Trustee fees and expenses	11,585	2,777	4,296
Audit and tax service expense	30,881	33,014	25,989
Interest expense	323	-	656
Recoupment of previously reimbursed expenses	-	-	2,336
Dividends on Short positions	-	-	-
Prime broker expense	-	-	-
Other expenses	47,018	18,073	24,716

Total expenses before expense reimbursement	904,549	415,695	716,811
Expense reimbursement by Adviser due to expense limitation agreement	(136,560)	(42,058)	(6,978)

Net Expenses	767,989	373,637	709,833

Net Investment Income/(Loss)	4,205,519	755,368	(225,339)

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	2,391,782	1,899,560	9,583,650
Foreign currency	-	(342)	-
Written options	-	-	-
Securities sold short	-	-	-
Change in unrealized net appreciation/(depreciation) on:
Investments	(923,132)	(234,459)	(8,157,199)
Written options	-	-	-
Securities sold short	-	-	-

Net realized and unrealized gain/(loss)	1,468,650	1,664,759	1,426,451

Net Increase/(Decrease) in Net Assets Resulting From Operations	$5,674,169	$2,420,127	$1,201,112

The accompanying notes are an integral part of the financial statements.

54	FINANCIAL STATEMENTS

ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund

$390	$28	$887,610
300,901	15,315	1,079,401
12,364	-	12,222
(1,556)	(177)	(3,906)

312,099	15,166	1,975,327

269,903	17,935	504,620

67,902	-	78,335
30,670	-	18,105
6,445	481	13,697
72,836	2,144	81,996
15,818	1,190	33,525
2,426	1,542	11,825
-	2,416	-
3,913	-	12,653
11,703	-	13,134
13,619	-	14,131
2,585	52	2,311
3,268	134	8,608
30,649	23,553	36,990
815	33	1,402
1,498	2,396	56,437
7,151	-	-
15,324	-	-
22,394	6,608	50,597

578,919	58,484	938,366
(50,612)	(22,580)	(33,132)

528,307	35,904	905,234

(216,208)	(20,738)	1,070,093

2,884,882	185,354	3,623,064
110	-	(225)
-	-	(236,539)
(83,967)	-	-

(2,013,226)	(737,258)	(642,983)
-	-	(51,140)
118,101	-	-

905,900	(551,904)	2,692,177

$689,692	$(572,642)	$3,762,270

FINANCIAL STATEMENTS	55

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Bond Fund		ICON Equity Income Fund
	Year ended September 30, 2014	Year ended September 30, 2013	Year ended September 30, 2014	Year ended September 30, 2013
Operations
Net investment income/(loss)	$4,205,519	$2,021,727	$755,368	$732,722
Net realized gain/(loss)	2,391,782	1,808,686	1,899,218	3,820,735
Change in net unrealized appreciation/(depreciation)	(923,132)	(4,582,127)	(234,459)	(1,112,159)

Net increase/(decrease) in net assets resulting from operations	5,674,169	(751,714)	2,420,127	3,441,298

Dividends and Distributions to Shareholders
Net investment income
Class S	(3,980,600)	(1,805,047)	(212,507)	(178,301)
Class C	(91,693)	(52,646)	(119,845)	(149,518)
Class A	(207,239)	(164,226)	(399,464)	(432,403)
Net realized gains
Class S	(1,221,845)	(2,116,924)	–	–
Class C	(33,641)	(105,020)	–	–
Class A	(84,193)	(208,330)	–	–

Net decrease from dividends and distributions	(5,619,211)	(4,452,193)	(731,816)	(760,222)

Fund Share Transactions
Shares sold
Class S	25,808,977	31,999,432	4,320,227	3,798,256
Class C	1,037,215	632,592	1,565,617	927,685
Class A	2,174,465	4,177,547	4,270,619	2,858,550
Reinvested dividends and distributions
Class S	5,037,958	3,841,503	176,730	149,125
Class C	110,073	138,412	77,814	89,166
Class A	193,306	295,490	329,999	345,076
Shares repurchased
Class S	(31,574,518)	(24,400,107)	(1,950,944)	(6,510,218)
Class C	(1,273,625)	(1,313,187)	(1,969,692)	(1,400,893)
Class A	(4,849,752)	(4,723,102)	(4,496,032)	(2,627,276)

Net increase/(decrease) from fund share transactions	(3,335,901)	10,648,580	2,324,338	(2,370,529)

Total net increase/(decrease) in net assets	(3,280,943)	5,444,673	4,012,649	310,547
Net Assets
Beginning of year	98,112,850	92,668,177	23,337,216	23,026,669

End of year	$94,831,907	$98,112,850	$27,349,865	$23,337,216

56	FINANCIAL STATEMENTS

ICON Fund		ICON Long/Short Fund
Year ended September 30, 2014	Year ended September 30, 2013	Year ended September 30, 2014	Year ended September 30, 2013

$(225,339)	$(14,644)	$(216,208)	$(71,602)
9,583,650	10,379,428	2,801,025	3,297,252
(8,157,199)	(2,025,607)	(1,895,125)	393,306

1,201,112	8,339,177	689,692	3,618,956

–	(125,155)	–	–
–	–	–	–
–	(44,656)	–	–

–	–	–	–
–	–	–	–
–	–	–	–

–	(169,811)	–	–

39,338,371	1,504,207	20,303,844	2,493,788
701,776	1,236,829	1,899,217	327,531
714,468	764,166	8,514,859	2,592,668

–	120,377	–	–
–	–	–	–
–	44,027	–	–

(5,050,068)	(19,499,579)	(8,631,931)	(1,876,720)
(3,026,141)	(4,565,141)	(1,322,859)	(1,225,560)
(3,010,830)	(5,671,280)	(6,591,448)	(11,397,248)

29,667,576	(26,066,394)	14,171,682	(9,085,541)

30,868,688	(17,897,028)	14,861,374	(5,466,585)

35,833,970	53,730,998	19,695,405	25,161,990

$66,702,658	$35,833,970	$34,556,779	$19,695,405

FINANCIAL STATEMENTS	57

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Bond Fund		ICON Equity Income Fund
	Year ended September 30, 2014	Year ended September 30, 2013	Year ended September 30, 2014	Year ended September 30, 2013
Transactions in Fund Shares
Shares sold
Class S	2,592,865	3,191,749	290,158	289,905
Class C	103,517	61,887	106,051	70,831
Class A	218,528	410,034	287,965	223,575
Reinvested dividends and distributions
Class S	509,394	377,817	11,918	11,531
Class C	11,098	13,538	5,226	6,865
Class A	19,561	28,997	22,426	26,724
Shares repurchased
Class S	(3,173,085)	(2,382,798)	(133,350)	(515,509)
Class C	(127,850)	(129,966)	(135,659)	(107,050)
Class A	(490,776)	(467,338)	(306,449)	(205,513)

Net increase/(decrease)	(336,748)	1,103,920	148,286	(198,641)

Shares outstanding, beginning of year	9,920,053	8,816,133	1,693,870	1,892,511

Shares outstanding, end of year	9,583,305	9,920,053	1,842,156	1,693,870

Accumulated undistributed net investment income/(loss)	$-	$-	$2,556	$2,975

The accompanying notes are an integral part of the financial statements.

58	FINANCIAL STATEMENTS

ICON Fund		ICON Long/Short Fund
Year ended September 30, 2014	Year ended September 30, 2013	Year ended September 30, 2014	Year ended September 30, 2013

2,703,725	121,654	1,088,517	155,240
52,934	109,668	111,610	21,806
51,369	64,470	467,016	167,924

-	10,835	-	-
-	-	-	-
-	4,134	-	-

(339,356)	(1,656,644)	(467,545)	(120,447)
(226,841)	(402,626)	(77,860)	(85,591)
(214,698)	(464,696)	(361,119)	(749,427)

2,027,133	(2,213,205)	760,619	(610,495)

2,716,048	4,929,253	1,168,238	1,778,733

4,743,181	2,716,048	1,928,857	1,168,238

$(199,698)	$(14,662)	$(217,386)	$(81,756)

FINANCIAL STATEMENTS	59

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund
	Year ended September 30, 2014	Year ended September 30, 2013	Year ended September 30, 2014	Year ended September 30, 2013
Operations
Net investment income/(loss)	$(20,738)	$(234)	$1,070,093	$295,869
Net realized gain/(loss)	185,354	21,034	3,386,300	2,597,727
Change in net unrealized appreciation/(depreciation)	(737,258)	74,961	(694,123)	(1,535,643)

Net increase/(decrease) in net assets resulting from operations	(572,642)	95,761	3,762,270	1,357,953

Dividends and Distributions to Shareholders
Net investment income	-	-	-	-
Class S	-	-	(870,218)	(204,302)
Class C	-	-	(73,148)	(22,634)
Class A	-	-	(106,307)	(62,534)
Net realized gains	(20,853)	-	-	-

Net decrease from dividends and distributions	(20,853)	-	(1,049,673)	(289,470)

Fund Share Transactions
Shares sold	13,145,752	261,714	-	-
Class S	-	-	26,547,394	39,722,666
Class C	-	-	4,329,625	3,869,861
Class A	-	-	2,947,462	4,944,567
Reinvested dividends and distributions	20,653	-	-	-
Class S	-	-	828,672	197,831
Class C	-	-	65,822	20,831
Class A	-	-	84,606	50,930
Shares repurchased	(882,170)	(15,520)	-	-
Class S	-	-	(52,784,217)	(3,787,847)
Class C	-	-	(874,718)	(660,084)
Class A	-	-	(4,139,537)	(1,569,911)

Net increase/(decrease) from fund share transactions	12,284,235	246,194	(22,994,891)	42,788,844

Total net increase/(decrease) in net assets	11,690,740	341,955	(20,282,294)	43,857,327
Net Assets
Beginning of year	441,955	100,000	56,836,531	12,979,204

End of year	$12,132,695	$441,955	$36,554,237	$56,836,531

60	FINANCIAL STATEMENTS

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund
	Year ended September 30, 2014	Year ended September 30, 2013	Year ended September 30, 2014	Year ended September 30, 2013
Transactions in Fund Shares
Shares sold	960,435	25,233	-	-
Class S	-	-	1,936,186	2,970,024
Class C	-	-	340,349	315,370
Class A	-	-	217,425	382,141
Reinvested dividends and distributions	1,537	-	-	-
Class S	-	-	59,893	15,160
Class C	-	-	5,143	1,753
Class A	-	-	6,237	4,052
Shares repurchased	(65,353)	(1,299)	-	-
Class S	-	-	(3,796,455)	(292,509)
Class C	-	-	(68,822)	(56,142)
Class A	-	-	(307,113)	(125,458)

Net increase/(decrease)	896,619	23,934	(1,607,157)	3,214,391

Shares outstanding, beginning of year	33,934	10,000	4,289,283	1,074,892

Shares outstanding, end of year	930,553	33,934	2,682,126	4,289,283

Accumulated undistributed net investment income/(loss)	$-	$-	$8,257	$-

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	61

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations				Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)		Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Bond Fund
Class S**
Year ended September 30, 2014	$9.89	$0.43	(f)	$0.15	$0.58	$(0.44)	$(0.13)
Year ended September 30, 2013	10.51	0.24		(0.32)	(0.08)	(0.24)	(0.30)
Year ended September 30, 2012	10.11	0.38		0.59	0.97	(0.40)	(0.17)
Year ended September 30, 2011	10.79	0.47		(0.46)	0.01	(0.47)	(0.22)
Year ended September 30, 2010	10.26	0.48		0.57	1.05	(0.48)	(0.04)
Class C
Year ended September 30, 2014	9.93	0.34	(f)	0.15	0.49	(0.35)	(0.13)
Year ended September 30, 2013	10.55	0.15		(0.32)	(0.17)	(0.15)	(0.30)
Year ended September 30, 2012	10.15	0.31		0.57	0.88	(0.31)	(0.17)
Year ended September 30, 2011	10.83	0.39		(0.46)	(0.07)	(0.39)	(0.22)
Year ended September 30, 2010	10.30	0.39		0.57	0.96	(0.39)	(0.04)
Class A***
Year ended September 30, 2014	9.89	0.43	(f)	0.12	0.55	(0.45)	(0.13)
Year ended September 30, 2013	10.51	0.21		(0.32)	(0.11)	(0.21)	(0.30)
Year ended September 30, 2012	10.11	0.36		0.58	0.94	(0.37)	(0.17)
Year ended September 30, 2011	10.81	0.46		(0.46)	-	(0.48)	(0.22)
ICON Equity Income Fund
Class S**
Year ended September 30, 2014	13.80	0.52		1.04	1.56	(0.49)	-
Year ended September 30, 2013	12.18	0.47		1.65	2.12	(0.50)	-
Year ended September 30, 2012	10.21	0.43		2.03	2.46	(0.49)	-
Year ended September 30, 2011	10.96	0.50		(0.71)	(0.21)	(0.54)	-
Year ended September 30, 2010	10.26	0.47		0.64	1.11	(0.41)	-
Class C
Year ended September 30, 2014	13.88	0.36		1.06	1.42	(0.34)	-
Year ended September 30, 2013	12.25	0.35		1.65	2.00	(0.37)	-
Year ended September 30, 2012	10.16	0.29		2.06	2.35	(0.26)	-
Year ended September 30, 2011	10.85	0.37		(0.72)	(0.35)	(0.34)	-
Year ended September 30, 2010	10.16	0.36		0.64	1.00	(0.31)	-
Class A***
Year ended September 30, 2014	13.73	0.47		1.04	1.51	(0.45)	-
Year ended September 30, 2013	12.12	0.45		1.63	2.08	(0.47)	-
Year ended September 30, 2012	10.15	0.39		2.03	2.42	(0.45)	-
Year ended September 30, 2011	10.90	0.47		(0.71)	(0.24)	(0.51)	-
Year ended September 30, 2010	10.21	0.46		0.63	1.09	(0.40)	-

62	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Portfolio turnover rate(a)

$(0.57)	$9.90	6.01%	$87,675	0.86%	0.75%	4.22%	4.33	%(f)	175.95%
(0.54)	9.89	(0.84)%	88,313	0.89%	0.75%	2.19%	2.33%		96.56%
(0.57)	10.51	9.93%	81,381	0.88%	0.75%	3.46%	3.59%		51.28%
(0.69)	10.11	0.15%	881	1.18%	0.75%	4.08%	4.51%		32.13%
(0.52)	10.79	10.45%	1,049	1.39%	0.75%	3.95%	4.59%		63.47%

(0.48)	9.94	5.10%	2,879	2.27%	1.60%	2.75%	3.42	%(f)	175.95%
(0.45)	9.93	(1.66)%	3,008	2.06%	1.60%	1.02%	1.48%		96.56%
(0.48)	10.55	8.98%	3,772	2.28%	1.60%	2.35%	3.03%		51.28%
(0.61)	10.15	(0.68)%	3,879	2.16%	1.60%	3.11%	3.67%		32.13%
(0.43)	10.83	9.52%	4,544	2.46%	1.60%	2.88%	3.74%		63.47%

(0.58)	9.86	5.77%	4,278	1.44%	1.00%	3.84%	4.28	%(f)	175.95%
(0.51)	9.89	(1.08)%	6,792	1.34%	1.00%	1.71%	2.06%		96.56%
(0.54)	10.51	9.66%	7,515	1.31%	1.00%	3.13%	3.44%		51.28%
(0.70)	10.11	(0.02)%	249	5.83%	1.01%	(0.38)%	4.44%		32.13%

(0.49)	14.87	11.36%	8,022	1.38%	1.20%	3.36%	3.54%		147.56%
(0.50)	13.80	17.76%	5,116	1.53%	1.21%	3.28%	3.60%		162.82%
(0.49)	12.18	24.43%	7,123	1.47%	1.21%	3.31%	3.57%		122.39%
(0.54)	10.21	(2.40)%	142	3.99%	1.20%	1.45%	4.24%		142.75%
(0.41)	10.96	11.04%	88	7.66%	1.20%	(2.01)%	4.45%		123.33%

(0.34)	14.96	10.26%	5,481	2.45%	2.20%	2.21%	2.46%		147.56%
(0.37)	13.88	16.58%	5,423	2.42%	2.21%	2.49%	2.70%		162.82%
(0.26)	12.25	23.31%	5,146	2.62%	2.20%	2.09%	2.51%		122.39%
(0.34)	10.16	(3.47)%	3,874	2.53%	2.20%	2.85%	3.18%		142.75%
(0.31)	10.85	9.99%	3,569	2.97%	2.20%	2.68%	3.46%		123.33%

(0.45)	14.79	11.07%	13,847	1.59%	1.45%	3.08%	3.22%		147.56%
(0.47)	13.73	17.49%	12,798	1.68%	1.46%	3.24%	3.45%		162.82%
(0.45)	12.12	24.10%	10,758	1.69%	1.45%	3.11%	3.35%		122.39%
(0.51)	10.15	(2.66)%	2,871	1.91%	1.45%	3.55%	4.01%		142.75%
(0.40)	10.90	10.84%	1,521	4.59%	1.45%	1.19%	4.32%		123.33%

FINANCIAL HIGHLIGHTS	63

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Fund
Class S**
Year ended September 30, 2014	$14.00	$- (d)	$0.52	$0.52	$-	$-
Year ended September 30, 2013	11.34	0.07	2.66	2.73	(0.07)	-
Year ended September 30, 2012	8.82	0.07	2.45	2.52	-	-
Year ended September 30, 2011	9.04	(0.07)	(0.15)	(0.22)	-	-
Year ended September 30, 2010	9.07	(0.01)	0.11	0.10	(0.13)	-
Class C
Year ended September 30, 2014	12.82	(0.14)	0.47	0.33	-	-
Year ended September 30, 2013	10.42	(0.07)	2.47	2.40	-	-
Year ended September 30, 2012	8.17	(0.04)	2.29	2.25	-	-
Year ended September 30, 2011	8.36	(0.05)	(0.14)	(0.19)	-	-
Year ended September 30, 2010	8.37	(0.04)	0.11	0.07	(0.08)	-
Class A***
Year ended September 30, 2014	13.39	(0.05)	0.50	0.45	-	-
Year ended September 30, 2013	10.85	0.02	2.56	2.58	(0.04)	-
Year ended September 30, 2012	8.46	0.03	2.36	2.39	-	-
Year ended September 30, 2011	8.67	(0.07)	(0.14)	(0.21)	-	-
Year ended September 30, 2010	8.73	(0.08)	0.10	0.02	(0.08)	-
ICON Long/Short Fund(c)
Class S**
Year ended September 30, 2014	17.48	(0.06)	0.99	0.93	-	-
Year ended September 30, 2013	14.56	0.01	2.91	2.92	-	-
Year ended September 30, 2012	11.61	0.02	2.93	2.95	-	-
Year ended September 30, 2011	11.90	0.02	(0.31)	(0.29)	-	-
Year ended September 30, 2010	11.80	0.03	0.29	0.32	(0.22)	-
Class C
Year ended September 30, 2014	16.05	(0.24)	0.93	0.69	-	-
Year ended September 30, 2013	13.52	(0.14)	2.67	2.53	-	-
Year ended September 30, 2012	10.89	(0.11)	2.74	2.63	-	-
Year ended September 30, 2011	11.29	(0.11)	(0.29)	(0.40)	-	-
Year ended September 30, 2010	11.19	(0.08)	0.27	0.19	(0.09)	-
Class A***
Year ended September 30, 2014	17.13	(0.12)	0.98	0.86	-	-
Year ended September 30, 2013	14.31	(0.02)	2.84	2.82	-	-
Year ended September 30, 2012	11.44	(0.02)	2.89	2.87	-	-
Year ended September 30, 2011	11.77	(0.02)	(0.31)	(0.33)	-	-
Year ended September 30, 2010	11.67	-	0.28	0.28	(0.18)	-

64	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$-	$14.52	3.71%	$41,577	1.10%	1.10%	0.02%	0.02%	64.51%
(0.07)	14.00	24.27%	6,986	1.23%	1.23%	0.59%	0.59%	32.68%
-	11.34	28.57%	22,952	1.18%	1.18%	0.61%	0.61%	23.73%
-	8.82	(2.43)%	133	2.52%	2.52%	(0.72)%	(0.72)%	57.93%
(0.13)	9.04	1.10%	406	1.90%	1.90%	(0.06)%	(0.06)%	123.12%

-	13.15	2.57%	17,050	2.26%	2.25%	(1.09)%	(1.08)%	64.51%
-	12.82	23.03%	18,848	2.32%	2.26%	(0.64)%	(0.58)%	32.68%
-	10.42	27.54%	18,378	2.35%	2.28%	(0.48)%	(0.41)%	23.73%
-	8.17	(2.27)%	17,884	2.27%	2.27%	(0.50)%	(0.50)%	57.93%
(0.08)	8.36	0.84%	24,573	2.25%	2.25%	(0.45)%	(0.45)%	123.12%

-	13.84	3.36%	8,076	1.56%	1.50%	(0.38)%	(0.32)%	64.51%
(0.04)	13.39	23.90%	10,000	1.58%	1.51%	0.12%	0.19%	32.68%
-	10.85	28.25%	12,401	1.54%	1.54%	0.27%	0.27%	23.73%
-	8.46	(2.42)%	1,245	2.52%	2.52%	(0.75)%	(0.75)%	57.93%
(0.08)	8.67	0.22%	1,362	2.68%	2.68%	(0.88)%	(0.88)%	123.12%

-	18.41	5.32%	16,465	1.45%	1.32%	(0.47)%	(0.34)%	64.81%
-	17.48	20.05%	4,774	1.53%	1.32%	(0.14)%	0.07%	32.63%
-	14.56	25.41%	3,471	2.18%	1.35%	(0.70)%	0.13%	54.26%
-	11.61	(2.44)%	42	7.76%	1.65%	(5.96)%	0.15%	67.28%
(0.22)	11.90	2.63%	132	5.80%	2.15%	(3.39)%	0.25%	136.50%

-	16.74	4.30%	6,932	2.57%	2.38%	(1.58)%	(1.39)%	64.81%
-	16.05	18.71%	6,108	2.62%	2.37%	(1.21)%	(0.96)%	32.63%
-	13.52	24.15%	6,004	2.95%	2.41%	(1.44)%	(0.90)%	54.26%
-	10.89	(3.54)%	5,546	3.14%	2.70%	(1.38)%	(0.94)%	67.28%
(0.09)	11.29	1.65%	9,547	3.60%	3.19%	(1.14)%	(0.73)%	136.50%

-	17.99	5.02%	11,160	1.81%	1.63%	(0.82)%	(0.64)%	64.81%
-	17.13	19.71%	8,813	1.91%	1.61%	(0.45)%	(0.16)%	32.63%
-	14.31	25.09%	15,687	2.09%	1.65%	(0.58)%	(0.14)%	54.26%
-	11.44	(2.80)%	1,213	3.23%	1.91%	(1.46)%	(0.14)%	67.28%
(0.18)	11.77	2.34%	1,855	3.65%	2.45%	(1.21)%	(0.01)%	136.50%

FINANCIAL HIGHLIGHTS	65

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Opportunities Fund
Year ended September 30, 2014	$13.02	$(0.12)	$0.41 (e)	$0.29	$-	$(0.27)
Year ended September 30, 2013	10.00	(0.01)	3.03	3.02	-	-
ICON Risk-Managed Balanced Fund
Class S**
Year ended September 30, 2014	13.40	0.24	0.56	0.80	(0.22)	-
Year ended September 30, 2013	12.32	0.24	1.04	1.28	(0.20)	-
Year ended September 30, 2012	10.88	0.15	1.44	1.59	(0.15)	-
Year ended September 30, 2011	10.96	0.12	(0.05)	0.07	(0.15)	-
Year ended September 30, 2010	10.61	0.08	0.33	0.41	(0.06)	-
Class C
Year ended September 30, 2014	12.39	0.09	0.54	0.63	(0.12)	-
Year ended September 30, 2013	11.41	0.09	0.98	1.07	(0.09)	-
Year ended September 30, 2012	10.09	0.02	1.34	1.36	(0.04)	-
Year ended September 30, 2011	10.15	0.01	(0.05)	(0.04)	(0.02)	-
Year ended September 30, 2010	9.88	(0.02)	0.29	0.27	-	-
Class A***
Year ended September 30, 2014	13.12	0.20	0.57	0.77	(0.20)	-
Year ended September 30, 2013	12.06	0.18	1.05	1.23	(0.17)	-
Year ended September 30, 2012	10.66	0.11	1.41	1.52	(0.12)	-
Year ended September 30, 2011	10.72	0.09	(0.05)	0.04	(0.10)	-
Year ended September 30, 2010	10.39	0.05	0.33	0.38	(0.05)	-

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class S shares were formerly named Class Z shares prior to January 23, 2012.
***	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.25% for Class S, 2.30% for Class C and 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
(d)	Amount less than $0.005.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to timing of shareholder activity during the period.
(f)	Investment income per share of Class S, Class C and Class A reflects a large, non-recurring dividend which amounted to $0.07, $0.06 and $0.08 per share of each class respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.59% for Class S, 2.84% for Class C and 3.55 for Class A.

The accompanying notes are an integral part of the financial statements.

66	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.27)	$13.04	2.19%	$12,133	2.44%	1.50%	(1.81)%	(0.87)%	45.99%
–	13.02	30.20%	442	12.47%	1.52%	(11.02)%	(0.07)%	52.22%

(0.22)	13.98	6.02%	20,071	1.22%	1.20%	1.72%	1.74%	137.48%
(0.20)	13.40	10.51%	43,350	1.43%	1.21%	1.65%	1.87%	98.30%
(0.15)	12.32	14.65%	6,692	1.80%	1.24%	0.69%	1.25%	71.06%
(0.15)	10.88	0.51%	60	7.22%	1.23%	(4.94)%	1.05%	67.61%
(0.06)	10.96	3.90%	62	10.41%	1.31%	(8.34)%	0.75%	114.34%

(0.12)	12.90	5.06%	9,469	2.33%	2.20%	0.61%	0.74%	137.48%
(0.09)	12.39	9.45%	5,667	2.72%	2.22%	0.22%	0.72%	98.30%
(0.04)	11.41	13.47%	2,243	3.25%	2.23%	(0.79)%	0.23%	71.06%
(0.02)	10.09	(0.45)%	2,099	2.95%	2.23%	(0.66)%	0.06%	67.61%
–	10.15	2.73%	2,609	3.36%	2.30%	(1.27)%	(0.21)%	114.34%

(0.20)	13.69	5.88%	7,014	1.65%	1.45%	1.29%	1.49%	137.48%
(0.17)	13.12	10.28%	7,819	2.12%	1.47%	0.81%	1.46%	98.30%
(0.12)	12.06	14.28%	4,045	2.16%	1.48%	0.28%	0.96%	71.06%
(0.10)	10.66	0.32%	1,982	2.08%	1.48%	0.20%	0.80%	67.61%
(0.05)	10.72	3.69%	4,020	2.62%	1.59%	(0.57)%	0.46%	114.34%

FINANCIAL HIGHLIGHTS	67

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

1.  Organization

The ICON Bond Fund (“Bond Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Fund (“ICON Fund”), ICON Long/Short Fund (“Long/Short Fund”), ICON Opportunities Fund (“Opportunities Fund”) and ICON Risk-Managed Balanced Fund (“Risk-Managed Balanced Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund, with the exception of the Opportunities Fund, offers three classes of shares: Class S, Class C and Class A. The Opportunities Fund is a single-class fund. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eleven other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the ICON Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Opportunities Fund is to provide capital appreciation. The investment objective of the Long/Short Fund is capital appreciation. The investment objective of the Risk-Managed Balanced Fund is modest capital appreciation and income.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Securities of small companies generally involve greater risks than investments in larger companies. Small company securities tend to be more volatile and less liquid than equity securities of larger companies. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund, Equity Income Fund and the Risk-Managed Balanced Fund may invest in medium-and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Long/Short Fund engages

68	NOTES TO FINANCIAL STATEMENTS

in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. The Risk-Managed Balanced Fund invests in call options; selling/writing call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

The ICON Fund and Long/Short Fund have significant weights in the Consumer Discretionary sector which may cause the Fund’s performance to be susceptible to the economic, business and/or other developments that may affect this sector.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of

NOTES TO FINANCIAL STATEMENTS	69

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

70	NOTES TO FINANCIAL STATEMENTS

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require

NOTES TO FINANCIAL STATEMENTS	71

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2014:

	Level 1	Level 2	Level 3	Total

ICON Bond Fund*
Assets
Corporate Bonds	$-	$54,197,320	$-	$54,197,320
U.S. Treasury Obligations	-	11,464,684	-	11,464,684
Foreign Corporate Bonds	-	6,195,000	-	6,195,000
Closed-End Mutual Funds	8,449,701	-	-	8,449,701
Preferred Stocks	4,512,444	2,666,892	-	7,179,336
Collateral for Securities on Loan	-	5,128,327	-	5,128,327
Short-Term Investments	-	4,407,264	-	4,407,264

Total	$12,962,145	$84,059,487	$-	$97,021,632

ICON Equity Income Fund*
Assets
Common Stocks	$23,682,180	$-	$-	$23,682,180
Preferred Stocks	1,012,396	-	-	1,012,396
Convertible Preferred Stocks	1,123,255	-	-	1,123,255
Collateral for Securities on Loan	-	2,849,625	-	2,849,625
Short-Term Investments	-	425,747	-	425,747

Total	$25,817,831	$3,275,372	$-	$29,093,203

ICON Fund*
Assets
Common Stocks	$66,273,330	$-	$-	$66,273,330
Collateral for Securities on Loan	-	2,566,103	-	2,566,103

Total	$66,273,330	$2,566,103	$-	$68,839,433

ICON Long/Short Fund*
Assets
Common Stocks	$35,206,590	$-	$-	$35,206,590
Collateral for Securities on Loan	-	3,405,494	-	3,405,494

Total	$35,206,590	$3,405,494	$-	$38,612,084

Liabilities
Securities Sold Short
Common Stock	$(992,222)	$-	$-	$(992,222)

Total	$(992,222)	$-	$-	$(992,222)

72	NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total

ICON Opportunities Fund*
Assets
Common Stocks	$11,979,418	$-	$-	$11,979,418

Total	$11,979,418	$-	$-	$11,979,418

ICON Risk-Managed Balanced Fund*
Assets
Common Stocks	$22,408,320	$-	$-	$22,408,320
Corporate Bonds	-	8,558,770	-	8,558,770
Closed-End Mutual Funds	1,765,086	-	-	1,765,086
U.S. Treasury Obligations	-	974,805	-	974,805
Preferred Stocks	513,507	374,512	-	888,019
Foreign Corporate Bonds	-	525,000	-	525,000
Put Options Purchased	67,500	-	-	67,500
Collateral for Securities on Loan	-	1,422,694	-	1,422,694
Short-Term Investments	-	754,308	-	754,308

Total	$24,754,413	$12,610,089	$-	$37,364,502

Liabilities
Written Call Options	$(36,000)	$-	$-	$(36,000)

Total	$(36,000)	$-	$-	$(36,000)

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Credit Diversification tables for additional security details.

No Level 3 securities were held in any of the Funds at September 30, 2014.

For the year ended September 30, 2014, there was no transfer activity between Level 1, Level 2 or Level 3. The end of period timing recognition is used for transfers between levels of the Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a

NOTES TO FINANCIAL STATEMENTS	73

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2014 was limited to purchased and written options.

The Risk-Managed Balanced Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on

74	NOTES TO FINANCIAL STATEMENTS

an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2014, the Risk-Managed Balanced Fund engaged in written call and purchased put options transactions. All open option contracts are included on each Fund’s Schedule of Investments.

The Risk-Managed Balanced Fund’s written options are collateralized by cash and/or securities held in a segregated account at the Fund’s custodian. The securities pledged as collateral are included on the Schedule of Investments. Such collateral is restricted from the Fund’s use. The cash collateral held for the prime broker and/or borrowings from the prime broker are included on the Statement of Assets and Liabilities.

The number of options contracts written and the premiums received by the Risk-Managed Balanced Fund during the year ended September 30, 2014, were as follows:

	Risk-Managed Balanced Fund
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	75	$175,547
Options written during period	1,030	1,874,392
Options closed during period	(1,085)	(1,992,207)

Options outstanding, end of period	20	$57,732

NOTES TO FINANCIAL STATEMENTS	75

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of September 30, 2014

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Purchased option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Investments, at value	$67,500
Written option contracts
Equity risk
ICON Risk-Managed Balanced Fund			Options written, at value	$36,000

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Net realized gain/(loss) from Investment transactions	$(1,450,983)
Written option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Net realized gain/(loss) from written option transactions	$(236,539)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Change in unrealized net appreciation/(depreciation) on investments	$87,099

76	NOTES TO FINANCIAL STATEMENTS

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Written option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Change in unrealized net appreciation/ (depreciation) on written options	$(51,140)

For the year ended September 30, 2014, the Fund’s quarterly holdings of options contracts were as follows:

	ICON Risk- Managed Balanced Fund	ICON Risk- Managed Balanced Fund
Quarter Ended	Number of Purchased Options Contracts Outstanding	Number of Written Options Contracts Outstanding
December 31, 2013	184	120
March 31, 2014	120	140
June 30, 2014	250	50
September 30, 2014	30	20

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued in management’s opinion.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends

NOTES TO FINANCIAL STATEMENTS	77

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

received on short sales are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of September 30, 2014, the Long/Short Fund engaged in short selling. The short positions are included in the Schedule of Securities Sold Short on the Schedule of Investments.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2014, is included in the Statement of Operations.

For the year ended September 30, 2014, the following Funds had securities with the following values on loan

Fund	Loaned Securities	Collateral
ICON Bond Fund	$4,940,927	$5,128,327
ICON Equity Income Fund	2,761,982	2,849,625
ICON Fund	2,483,757	2,566,103
ICON Long/Short Fund	3,330,635	3,405,494
ICON Risk-Managed Balanced Fund	1,371,368	1,422,694

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2014. It may also include collateral received from the pre-funding of security loans.

78	NOTES TO FINANCIAL STATEMENTS

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Balanced Fund intend to distribute net investment income, if any, to shareholders quarterly. The other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

NOTES TO FINANCIAL STATEMENTS	79

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing and Postage Expense	Transfer Agent Expense
ICON Bond Fund
Class S	$12,869	$10,901	$59,965
Class C	394	737	5,388
Class A	639	1,831	13,091
ICON Equity Income Fund
Class S	327	2,869	14,451
Class C	295	1,316	9,002
Class A	725	3,726	22,100

80	NOTES TO FINANCIAL STATEMENTS

Fund	Legal Expense	Printing and Postage Expense	Transfer Agent Expense
ICON Fund
Class S	$638	$3,010	$13,900
Class C	924	6,306	37,749
Class A	472	3,105	18,275
ICON Long/Short Fund
Class S	714	4,180	28,609
Class C	380	2,286	14,158
Class A	655	5,471	30,069
ICON Risk-Managed Balanced Fund
Class S	3,591	25,177	53,562
Class C	699	2,219	13,159
Class A	603	2,923	15,275
3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Bond Fund, 0.75% of average daily net assets of the Equity Income Fund, ICON Fund, Opportunities Fund and Risk-Managed Balanced Fund, and 0.85% of average daily net assets of the Long/Short Fund.

ICON Advisers has contractually agreed to limit the Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Fund	Class S	Class C	Class A
ICON Bond Fund	-	0.75%	1.60%	1.00%
ICON Equity Income Fund	-	1.20%	2.20%	1.45%
ICON Fund	-	1.25%	2.25%	1.50%
ICON Long/Short Fund	-	1.25%	2.30%	1.55%
ICON Opportunities Fund	1.50%	-	-	-
ICON Risk-Managed Balanced Fund	-	1.20%	2.20%	1.45%

The Funds’ expense limitations, excluding the Bond Fund Class A, all classes of the ICON Fund and the Opportunities Fund, will continue in effect until at least January 31, 2021. Limitations for the Bond Fund Class A, all classes of the ICON Fund and the Opportunities Fund will continue in effect until at

NOTES TO FINANCIAL STATEMENTS	81

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

least January 31, 2015. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2014 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2015	2016	2017
ICON Bond Fund	$132,550	$148,484	$136,560
ICON Equity Income Fund	58,289	52,885	42,058
ICON Fund	3,772	18,393	6,978
ICON Long/Short Fund	70,576	56,161	50,612
ICON Opportunities Fund	-	33,963	22,580
ICON Risk-Managed Balanced Fund	49,968	40,835	33,132

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets

82	NOTES TO FINANCIAL STATEMENTS

over $5 billion. For the year ended September 30, 2014, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual distribution and service fee of 0.85% of average daily net assets and Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution and service fee of 1.00% of average daily net assets for Class C shares and an annual distribution and service fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid $120,000 of the CCO’s salary and the remaining portion is paid by ICON Advisers. For the year ended September 30, 2014, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	83

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2014, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

4.  Borrowings

The Trust has entered into a Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The Risk-Managed Balanced and Long/Short Funds may also have borrowings with the prime broker as a result of brokerage requirements. Interest on domestic borrowing with the prime broker is charged at the Federal Funds rate plus 0.50%.

For the year ended September 30, 2014 the average outstanding loan by Fund was as follows:

Fund	Average Borrowing (10/1/13-9/30/14)	Average Interest Rates (10/1/13-9/30/14)
ICON Bond Fund	$23,658	1.31%
ICON Fund*	47,795	1.31
ICON Long/Short Fund*	34,886	1.71
ICON Opportunities Fund	2,367	1.31
ICON Risk-Managed Balanced Fund	116,267	1.83

*	Fund had outstanding borrowings under these agreements/arrangements as of September 30, 2014.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contracts) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
ICON Bond Fund	$147,582,711	$147,419,801	$15,867,695	$19,632,578
ICON Equity Income Fund	35,160,566	33,364,899	-	-
ICON Fund	58,784,504	26,525,517	-	-

84	NOTES TO FINANCIAL STATEMENTS

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
ICON Long/Short Fund	$34,146,492	$16,689,675	$-	$-
ICON Opportunities Fund	13,391,710	1,222,359	-	-
ICON Risk-Managed Balanced Fund	82,420,069	101,538,038	4,969,453	7,992,227

6.  Federal Income Tax

The following information is presented on an income tax basis. Differences between U.S. GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, and net investment losses.

For the year ended September 30, 2014 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Equity Income Fund	$3,040,715	2017
	19,089,764	2018
ICON Fund	1,175,675	2017
	19,833,424	2018
ICON Long/Short Fund	37,506,125	2017
	19,325,857	2018
ICON Risk-Managed Balanced Fund	13,551,114	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2014 the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Equity Income Fund	$1,930,719
ICON Fund	9,331,874
ICON Long/Short Fund	2,797,232
ICON Risk-Managed Balanced Fund	3,516,915

NOTES TO FINANCIAL STATEMENTS	85

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2014, were as follows:

	Distributions Paid from		Total Distributions Paid
Fund	Ordinary Income	Net Long- Term Gains
ICON Bond Fund	$4,279,532	$1,339,679	$5,619,211
ICON Equity Income Fund	731,816	-	731,816
ICON Opportunities Fund	20,853	-	20,853
ICON Risk-Managed Balanced Fund	1,049,673	-	1,049,673

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2013, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Gains	Total Distributions Paid
ICON Bond Fund	$2,021,727	$2,430,466	$4,452,193
ICON Equity Income Fund	760,222	-	760,222
ICON Fund	169,811	-	169,811
ICON Risk-Managed Balanced Fund	289,470	-	289,470

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Loss Deferral**	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)*	Accumulated Earnings/ (Deficit)
ICON Bond Fund	$1,362,114	$972,907	$-	$-	$(337,062)	$1,997,959
ICON Equity Income Fund	-	-	-	(22,130,479)	522,452	(21,608,027)
ICON Fund	-	-	(199,698)	(21,009,099)	3,314,796	(17,894,001)
ICON Long/Short Fund	-	-	(217,386)	(56,831,982)	1,882,456	(55,166,912)
ICON Opportunities Fund	104,033	60,583	-	-	(662,297)	(497,681)
ICON Risk-Managed Balanced Fund	8,257	-	-	(13,551,114)	263,108	(13,279,749)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

86	NOTES TO FINANCIAL STATEMENTS

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

As of September 30, 2014, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Bond Fund	$97,358,694	$726,175	$(1,063,237)	$(337,062)
ICON Equity Income Fund	28,570,649	1,222,296	(699,742)	522,554
ICON Fund	65,524,637	6,107,929	(2,793,133)	3,314,796
ICON Long/Short Fund	36,736,888	4,162,207	(2,287,011)	1,875,196
ICON Opportunities Fund	12,641,715	256,938	(919,235)	(662,297)
ICON Risk-Managed Balanced Fund	37,089,195	1,658,499	(1,383,192)	275,307

7.  Accounting Pronouncement

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets the criteria of ASU 2013-08 and is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustment to or disclosure in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	87

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund, ICON Opportunities Fund, and ICON Risk-Managed Balanced Fund (six of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 19, 2014

88	REPORT OF ACCOUNTING FIRM

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2014 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/14 – 9/30/14).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

EXPENSE EXAMPLE	89

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expense Paid During Period 4/1/14 - 9/30/14*	Annualized Expense Ratio 4/1/14 - 9/30/14*
Actual Expenses
ICON Bond Fund
Class S	$1,000	$1,023.20	$3.80	0.75%
Class C	1,000	1,018.50	8.10	1.60%
Class A	1,000	1,022.00	5.07	1.00%
ICON Equity Income Fund
Class S	1,000	1,036.70	6.13	1.20%
Class C	1,000	1,031.40	11.20	2.20%
Class A	1,000	1,035.60	7.40	1.45%
ICON Fund
Class S	1,000	976.50	5.15	1.04%
Class C	1,000	970.50	11.11	2.25%
Class A	1,000	974.00	7.42	1.50%
ICON Long/Short Fund
Class S	1,000	977.70	6.40	1.29%
Class C	1,000	972.70	11.62	2.35%
Class A	1,000	976.70	7.93	1.60%
ICON Opportunites Fund	1,000	962.40	7.38	1.50%
ICON Risk-Managed Balanced Fund
Class S	1,000	1,022.60	6.08	1.20%
Class C	1,000	1,019.00	11.13	2.20%
Class A	1,000	1,022.60	7.35	1.45%
Hypothetical (assuming a 5% return before expenses)
ICON Bond Fund
Class S	1,000	1,021.31	3.80
Class C	1,000	1,017.05	8.09
Class A	1,000	1,020.05	5.06
ICON Equity Income Fund
Class S	1,000	1,019.05	6.07
Class C	1,000	1,014.04	11.11
Class A	1,000	1,017.80	7.33

90	EXPENSE EXAMPLE

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expense Paid During Period 4/1/14 - 9/30/14*	Annualized Expense Ratio 4/1/14 - 9/30/14*
ICON Fund
Class S	$1,000	$1,019.85	$5.27
Class C	1,000	1,013.79	11.36
Class A	1,000	1,017.55	7.59
ICON Long/Short Fund
Class S	1,000	1,018.60	6.53
Class C	1,000	1,013.29	11.86
Class A	1,000	1,017.05	8.09
ICON Opportunities Fund	1,000	1,017.55	7.59
ICON Risk-Managed Balanced Fund
Class S	1,000	1,019.05	6.07
Class C	1,000	1,014.04	11.11
Class A	1,000	1,017.80	7.33

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

EXPENSE EXAMPLE	91

BOARD OF TRUSTEES AND FUND OFFICERS

(UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 63, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013-present); President (1998 to 2013 and 2014 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 64. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to 2014). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

92	TRUSTEES AND OFFICERS

John C. Pomeroy, Jr., 67. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 66. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 63, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013-present); President (1998 to 2013 and 2014 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 61. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 41. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

TRUSTEES AND OFFICERS	93

Lesley Caviness, 48. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007-2008 and 2010 – present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008-2012) and Signature Real Estate (2014-present), Finance Manager at Navigant (2000-2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

94	TRUSTEES AND OFFICERS

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On September 3, 2014 the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2014.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2014. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including, in particular, expense limitation agreements dated January 22, 2014, as amended May 5, 2014 (for ICON Emerging Markets Fund) and as amended effective September 30, 2014 (for the ICON High Yield Bond Fund).

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest Data”) and a presentation on the Adviser’s investment model.

The Board convened a meeting with SI to discuss the SI Report and the information contained within the SI Report on August 20, 2014. Management

OTHER INFORMATION	95

personnel participated in the SI meeting convened to discuss the data for and with the Board. Included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; current quality control procedures in place to show consistency in the management of the investment model, modification to the investment model, and staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. Prior to acting on the proposed contract renewals and after participating in the meeting with SI and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management and SI to request additional information and to discuss responses to questions raised during the process and the meeting with SI. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the AthenaInvest Data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no correlation with the ICON Funds. During the discussion on performance, management personnel noted that the markets continue to experience volatility and that when the markets are volatile, it affects the performance of the ICON system; during the last three – four years ICON’s

96	OTHER INFORMATION

style of management, intrinsic valuation, has not been in favor and performance has been affected by three primary factors: quality, cash and shorter duration theme reversals. The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is in line, but in relation to other strategy managers, valuation is underperforming Future Growth, Social Considerations, Competitive Position, Quantitative and Profitability. The Board believes this information supports the view that an active valuation manager is in a very difficult setting and indicates this setting has been particularly difficult for managers buying what they consider to be value stocks. Management noted that the ICON system is designed to handle one to two year industry themes; and that the Adviser has stuck to its system as specified in Fund disclosure documents, holding the stocks and industries that appear inexpensive in relation to ICON’s calculating of value and ridden through the volatility. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds. For the period July 1, 2013 and ending June 30, 2014 and for the six month period ending June 30, 2014, five of the 18 ICON Funds out-performed their benchmarks.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings. Management also advised that part of his responsibilities require him to evaluate the ICON system and that this effort has resulted in improvements to the ICON methodology, when necessary.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

OTHER INFORMATION	97

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, as evidenced in part by the AthenaInvest Data (ratings based on an assessment of fund strategy), the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services constantly, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without

98	OTHER INFORMATION

application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements due to the relative Fund performance, and the industry wide sales in equity and actively managed funds due to the uncertainty of the markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.  the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

C.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts

OTHER INFORMATION	99

have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

100	OTHER INFORMATION

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2014, qualifies for the corporate dividends received deduction for the following Funds:

Fund	Dividends Received Deduction
ICON Equity Income Fund	78.7%
ICON Opportunities Fund	22.7%
ICON Risk-Managed Balanced Fund	62.9%

For the fiscal year ended September 30, 2014, the following funds paid qualified dividend income:

Fund	Amount
ICON Equity Income Fund	91.1%
ICON Opportunities Fund	23.1%
ICON Risk-Managed Balanced Fund	73.4%

The Funds designate the following amounts, or the maximum amount needed, as long-term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
ICON Bond Fund	$1,339,679

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

OTHER INFORMATION	101

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

102	OTHER INFORMATION

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

FUNDS PRIVACY INFORMATION	103

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

104	FUNDS PRIVACY INFORMATION

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2014 ANNUAL REPORT

ICON INTERNATIONAL FUNDS

INVESTMENT UPDATE

ICON Emerging Markets Fund (formerly known as ICON

Asia-Pacific Region Fund)

ICON International Equity Fund

1-800-764-0442 | www.iconfunds.com

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442     •    www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s views, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2014 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio (“V/P”) is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities

2	ABOUT THIS REPORT

within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public or assumptions based on such information supplied; interest rates; bond yields; future earnings growth rates; the risks noted in this report and other factors beyond the control of our investment team but used by the investment team to influence their assumptions. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

ABOUT THIS REPORT	3

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging a Fund’s performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (“MSCI”) indexes assume change in security prices and the deduction of local taxes. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets (Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates).

•

The MSCI All Country World Index ex-United States (“ACWI ex-U.S.”) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

Index returns and statistical data included in this Report are provided by FactSet Research Systems.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	ABOUT THIS REPORT

MESSAGE FROM ICON FUNDS (UNAUDITED)

Dear Shareholder,

The graph below shows the S&P Composite 1500 Index and a subset of it, the S&P SmallCap 600 Index (“S&P SmallCap 600 Index”) from 9/30/13 through 10/6/14 (our fiscal year plus a few days into October). It reveals a fragmented, divergent market in 2014. The two indexes moved similarly in late 2013, then diverged in 2014. The 1500, lifted by a few large-cap stocks, moved 7.5% higher year to date through September 30, 2014, while the small-cap component of it is negative for 2014, as highlighted in the table. In addition to that divergence, there have been a few rapid, short term industry and sector theme reversals during each up and down phase, more easily seen on the Small Cap chart. We believe the divergence and the theme reversals can be explained by investors’ reaction to three situations.

Index	9/30/2013- 12/31/13	12/31/13- 9/30/14
S&P Composite 1500	10.3%	7.5%
S&P SmallCap 600	9.8%	-3.7%

The first situation relates to investors’ reactions to a surprise negative Gross Domestic Product (GDP). Entering the first quarter of 2014, most forecasters were calling for positive real GDP. However, as the quarter unfolded it became apparent that something was wrong. Now, looking back, we know real GDP was at a negative 2.1% pace for the year. Investors flipped from favoring cyclical industries and sectors in late 2013 to favoring defensive, recession proof ones in early 2014. This theme change lasted only three and

MESSAGE FROM ICON FUNDS	5

a half months for the 1500 Index and one month longer for the 600 Index, too quick for a value-based system to capture.

The second situation involves investors’ reactions to a rise in the U.S. Dollar. From June 30, 2013 through September 30, 2014, the U.S. Dollar Index (DXY) gained 7.7%, which is still 28.5% below its peak in 2002. It appears many investors and speculators adjusted their equity portfolios, attempting to guess which industries and stocks would either benefit from or be hurt by a stronger US Dollar. We have found economic reactions to currency swings to be less dramatic and slower than theory would suggest so we suspect these investors may be over reacting lately.

The last situation relates to investors’ speculation on rising interest rates. In anticipation of the Federal Reserve ending its quantitative easing program, there appeared to be a popular belief that both short-term and long-term interest rates would increase. Investors who believed this might have adjusted their equity portfolios in anticipation of higher interest rates and their behavior affected stock prices. First, it should be mentioned that ICON believes, and has stated, that interest rates can go low and stay low for many years. We see no support for higher long term interest rates. We sense, however, that we are in the minority with that outlook. We believe the many investors who expect higher interest rates bought stocks they think will benefit from higher rates and sold stocks they think will be hurt by rate increases. For example, it might be that these investors, believing that rising rates will hurt small cap stocks more than large cap stocks, bought large cap issues while avoiding small cap stocks altogether. Similarly, believing that higher rates would have a negative impact on certain industries, they avoided industries in the Consumer Discretionary sector that have an element of consumer borrowing such as the homebuilders, automobile manufacturers and home furnishing industries.

We believe investors’ reactions to a surprise negative GDP quarter, a rise in the US Dollar and an anticipated rise interest rates have contributed to moves in stocks that were not related to value of the stocks themselves. We have seen overpriced stocks (in our opinion) get bid up higher and underpriced stocks taken lower as investors try to get repositioned. This recent trend of positioning equity portfolios for anticipated higher interest rates and a rising US Dollar is stretching the valuation in some industries according to our system. However, according to our methodology, industries favored by these speculators are becoming overpriced while disfavored industries are becoming underpriced. Given this scenario, we expect this behavior to end sometime in the next year.

The first week of October 2014 our ICON market value-to-price (V/P) ratio has been in the 1.06 – 1.10 range, indicating stocks, on average, are priced

6	MESSAGE FROM ICON FUNDS

below our estimate of fair value and giving us the expectation that stock prices can move higher over the next year. Over the course of the last year value has grown and prices of some stocks have kept pace, but, as seen in the graph, some have lagged behind. As mentioned above, we believe this disconnect is due to concerns about the strength of the U.S. Dollar and the expectation of rising interest rates. We are finding better value in the cyclical, economically sensitive industries rather than the so-called recession proof industries. With an overall V/P ratio of 1.10 and many industry valuation readings stretched, we will buy the best bargains we can find and have the patience to wait for investors to ultimately recognize value. Our valuation readings, coupled with various supportive conditions such as low inflation, low interest rates, no shortages of capital or commodities and modest economic growth, lead us to believe we are in a favorable setting for owning equities.

Craig Callahan D.B.A.

Chief Executive Officer

ICON Advisers, Inc.

MESSAGE FROM ICON FUNDS	7

MANAGEMENT OVERVIEW (UNAUDITED) ICON EMERGING MARKETS FUND	Class S Class C Class A
(formerly known as ICON ASIA-PACIFIC FUND)

Q.	How did the Fund perform relative to its benchmark?

A.

Effective May 5, 2014, the ICON Emerging Markets Fund (Emerging Markets Fund or the Fund) changed its focus from the Asia-Pacific region to a focus on emerging markets. The Emerging Markets Fund Class S returned 1.78% for the fiscal year ended September 30, 2014, while its benchmark, the MSCI Emerging Markets Index, returned 4.66%, and the MSCI All Country Asia-Pacific Index gained 4.03%.

The ICON Emerging Markets Fund Class S returned -1.18% for the period September 30, 2013, through May 4, 2014, underperforming its benchmark during that period, the MSCI All Country Asia-Pacific Index, which returned 1.02%.

The ICON Emerging Markets Fund Class S returned 3.00% for the period from May 5, 2014 through September 30, 2014, outperforming its benchmark during that period, the MSCI Emerging Markets Index, which returned 1.89%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	While the U.S. economy showed signs of improvement during fiscal year 2014, economic growth outside the U.S. - including Europe, Japan and China - appeared to be concerning to investors. Geopolitical problems also worried investors, as tensions flared between Ukraine and Russia, and martial law was declared in Thailand. Despite these headwinds, global stock markets generally advanced. Globally, central banks maintained loose monetary policy and rates remained low.

Asia-Pacific Region Focus Time Period

During the period when the focus of the Fund was on the Asia-Pacific region, India and Indonesia led all countries due in large part to market expectations of election wins by political parties perceived by investors to be positive for economic growth. On average, the Fund was overweight relative to the benchmark in both countries. India and Indonesia added positively to relative performance. China and Japan were the biggest laggards in the benchmark, as investors worried over slowing economic growth in China and whether or not Japan’s aggressive

8	MANAGEMENT OVERVIEW

combination of monetary, fiscal and structural policies would actually prove effective. The Fund, on average, was underweight in both China and Japan relative to the benchmark during the period, however, positioning in both countries detracted from relative performance.

From a sector perspective, the Information Technology sector led all sectors, followed by the Health Care sector. Fund positioning in the Health Care sector contributed to relative performance. Positioning in the Information Technology sector detracted the most of any sector relative to benchmark performance, primarily due to stock selection. The Consumer Discretionary and Materials sectors were the biggest laggards in the benchmark. Positioning in the Materials sector contributed to relative performance while positioning in the Consumer Discretionary sector detracted from relative performance.

Emerging Markets Focus Time Period

During the period after the focus of the Fund had shifted to emerging markets, India and Thailand were amongst the top performing countries. India outperformed other countries as it became clear that a political coalition seen by investors as positive for economic growth would win Indian elections. The Fund participated in India’s outperformance, adding the most of any country to performance relative to the benchmark. Following a violent political crisis lasting several months, Thailand came under martial law in May 2014. After a short period of uncertainty, investors generally came to a favorable view of the coup, seeing it as an effective and peaceful way to end Thailand’s political crisis, and Thai stocks responded positively. Given the uncertainty in Thailand, the Fund was underweight during the period resulting in a slight negative total effect relative to the benchmark.

In terms of sectors, Health Care and Telecommunication Services led during the period, and the Fund’s positioning within both sectors added the most to performance relative to the benchmark. Materials and Consumer Discretionary were the two worst performing sectors within the benchmark. The Fund’s holdings in the Consumer Discretionary sector was the largest detractor of any sector from relative performance.

Q.	How did the Fund’s composition affect performance?

A.	Asia-Pacific Region Focus Time Period

The top country contributors to Fund performance during the period when the focus of the Fund was on the Asia-Pacific region were Australia and India. Japan and Thailand detracted the most from Fund performance. The top sector contributors to performance during the

MANAGEMENT OVERVIEW	9

period were Financials, led by the diversified banks industry, and Health Care, led by the biotechnology industry.

From a total effect standpoint, countries that added the most to relative performance included Singapore, India and Australia. Japan and Thailand detracted the most relative to the benchmark. In terms of sectors, the Financials, Energy and Health Care sectors added the most to performance relative to the benchmark. The Information Technology and Industrials sectors detracted the most in terms of performance relative to the benchmark.

With equity valuations appearing stretched during the period, a higher than average allocation to cash was used for defensive purposes, which contributed positively to benchmark relative performance. Currency movements had a positive effect on relative returns. The Fund did not employ currency hedging during the period.

Emerging Markets Region Focus Time Period

The top country contributors to Fund performance during the period when the focus of the Fund was on emerging markets were China and India. Hong Kong and Brazil detracted the most from Fund performance. The top sector contributors to Fund performance during the period were Telecommunications Services, led by the wireless telecommunications services industry, and Health Care, led by the pharmaceuticals industry. The Consumer Discretionary and Energy sectors detracted from Fund performance.

From a total effect standpoint, countries that added the most to relative performance included India, South Korea and China. Hong Kong, Taiwan and Mexico detracted the most relative to the benchmark. In terms of sectors, Health Care, Telecommunication Services and Materials added the most to performance relative to the benchmark. The Consumer Discretionary and Consumer Staples sectors detracted the most in terms of performance relative to the benchmark.

With equity valuations appearing stretched during the period, a higher than average allocation to cash was used for defensive purposes, which detracted from benchmark relative performance. Currency movements had a positive effect on relative returns. The Fund did not employ currency hedging during the period.

10	MANAGEMENT OVERVIEW

Q.	What is your investment outlook for emerging markets?

A.	Fiscal year 2014 ended with an emerging markets value-to-price (V/P) ratio of 0.92, indicating that, on average, emerging markets stocks are overpriced according to our system. Having surpassed our estimates of fair value, we have built up a cash position that we intend to put toward better bargains as they present themselves. Economic growth outside of the United States is a key concern for investors, particularly as it relates to China and Europe, and monetary policy remains loose globally. Geopolitical issues, such as the ongoing tensions between Ukraine and Russia, continue to be a concern to investors.

Although our system indicates emerging markets in general are overvalued, there are still many areas demonstrating good bargains according to our system. Examples of countries where we see opportunities include South Korea and India, and the Fund is overweight in both countries. From a sector perspective, we are seeing the most value in the Information Technology sector, maintaining overweight positions in higher value industries like IT consulting & other services and internet software & services.

At ICON, we continue to look for sectors and industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we see several opportunities in the current environment and remain watchful for new prospective investments. As always we remain ready to reallocate and adapt as our investment system dictates.

MANAGEMENT OVERVIEW	11

ICON Emerging Markets Fund

Country Composition

September 30, 2014

South Korea	22.3%
India	15.2%
China	11.1%
Hong Kong	7.9%
Brazil	6.5%
Malaysia	5.3%
Taiwan	4.4%
Philippines	2.3%
Poland	2.2%
Thailand	1.1%
Turkey	0.9%
Hungary	0.8%

80.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Emerging Markets Fund

Sector Composition

September 30, 2014

Information Technology	18.8%
Financial	15.9%
Consumer Discretionary	11.3%
Consumer Staples	9.2%
Industrials	7.7%
Telecommunication	7.1%
Health Care	5.3%
Utilities	2.9%
Energy	1.8%

80.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Emerging Markets Fund

Industry Composition

September 30, 2014

Wireless Telecommunication Services	7.1%
Diversified Banks	6.8%
Internet Software & Services	5.8%
IT Consulting & Other Services	5.4%
Semiconductors	4.4%
Pharmaceuticals	4.1%
Airport Services	3.2%
Technology Hardware, Storage & Peripherals	3.2%
Automobile Manufacturers	2.9%
Independent Power Producers & Energy Traders	2.9%
Household Products	2.8%
Casinos & Gaming	2.5%
Property & Casualty Insurance	2.5%
Advertising	2.4%
Catalog Retail	2.3%

Life & Health Insurance	2.3%
Tobacco	2.3%
Highways & Railtracks	2.2%
Reinsurance	2.2%
Real Estate Development	2.1%
Brewers	1.6%
Personal Products	1.6%
Marine Ports & Services	1.5%
Biotechnology	1.2%
Oil & Gas Storage & Transportation	1.0%
Other Industries (each less than 1%)	3.7%

80.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

12	MANAGEMENT OVERVIEW

ICON Emerging Markets Fund^

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Emerging Markets Fund - Class S	2/25/97	1.78%	5.86%	7.54%	3.06%	1.64%	1.64%
ICON Emerging Markets Fund - Class C	1/25/08	0.92%	4.88%	N/A	-0.25%	3.76%	2.56%
ICON Emerging Markets Fund - Class A	5/31/06	1.68%	5.67%	N/A	2.40%	2.97%	1.81%
ICON Emerging Markets Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-4.14%	4.42%	N/A	1.67%	2.97%	1.81%
MSCI Emerging Markets Index		4.66%	4.76%	11.03%	6.70%	N/A	N/A
MSCI All Country Asia-Pacific Index		4.03%	6.39%	7.32%	3.45%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain expenses on Class C and Class A shares; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

^	Effective May 5, 2014, the ICON Emerging Markets Fund changed its focus from the Asia-Pacific region to a focus on emerging markets. The benchmark for the Fund is now the MSCI Emerging Markets Index. Prior to May 5, 2014, the benchmark was the MSCI All Country Asia-Pacific Index.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	13

ICON Emerging Markets Fund^

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Emerging Markets Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Emerging Markets Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

^	Effective May 5, 2014, the ICON Emerging Markets Fund changed its focus from the Asia-Pacific region to a focus on emerging markets. The benchmark for the Fund is now the MSCI Emerging Markets Index. Prior to May 5, 2014, the benchmark was the MSCI All Country Asia-Pacific Index.

14	MANAGEMENT OVERVIEW

ICON EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value
Common Stocks (78.3%)
3,200	Aditya Birla Nuvo, Ltd.*	$83,659
24,500	AMBEV S.A.**	160,547
1,100	Bank Zachodni WBK S.A.*	130,909
422,000	Beijing Capital International Airport Co., Ltd.*	321,806
15,300	Biocon, Ltd.*	123,376
2,200	CCC S.A.*	84,746
32,000	CCR S.A.**	219,369
650,000	Chaoda Modern Agriculture Holdings, Ltd.***(a)	-
11,100	Cheil Worldwide, Inc.†*	234,927
50,000	China Merchants Holdings International Co., Ltd.*	154,426
80,000	China Overseas Land & Investment, Ltd.*	205,102
64,000	China Resources Power Holdings Co., Ltd.*	172,439
50,000	China Taiping Insurance Holdings Co., Ltd.† *	108,287
750	CJ O Shopping Co., Ltd.*	228,579
4,400	Coca-Cola Icecek AS*	94,676
220,000	Datang International Power Generation Co., Ltd.*	115,085
6,400	Dr. Reddy’s Laboratories, Ltd.*	334,727
25,000	Galaxy Entertainment Group, Ltd.*	145,151

Shares or Principal Amount		Value
15,200	HDFC Bank, Ltd.*	$213,526
16,000	Hengan International Group Co., Ltd.*	157,198
9,200	Hyundai Marine & Fire Insurance Co., Ltd.*	253,545
2,800	Infosys, Ltd.*	170,285
50,000	Intouch Holdings PCL*	111,602
38,000	ITC, Ltd.*	227,799
3,000	Kangwon Land, Inc.*	101,641
2,400	Kolao Holdings*	38,161
20,784	Korean Reinsurance Co.*	222,379
580	LG Household & Health Care, Ltd.*	278,334
55,000	Malayan Banking Bhd*	166,971
240	NAVER Corp.*	183,330
3,400	Philippine Long Distance Telephone Co.*	234,607
16,000	Ping An Insurance Group Co., Ltd*	120,252
5,000	Richter Gedeon Nyrt*	78,082
286	Samsung Electronics Co., Ltd.*	320,322
63,000	SapuraKencana Petroleum Bhd*	79,104
1,350	SK Telecom Co., Ltd.*	371,375
110,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	437,924
6,300	Tech Mahindra, Ltd.*	252,831
26,945	Tencent Holdings, Ltd.*	400,286

SCHEDULE OF INVESTMENTS	15

Shares or Principal Amount		Value
4,500	Ultrapar Participacoes S.A.**	$95,249
77,000	UMW Holdings Bhd*	287,835
12,000	Wipro, Ltd.*	116,292

Total Common Stocks (Cost $8,021,120)		7,836,741
Preferred Stock (1.7%)
12,500	Itau Unibanco Holding S.A.**	172,965

Total Preferred Stocks (Cost $196,055)		172,965

Shares or Principal Amount		Value
Short-Term Investments (19.1%)
$1,912,832	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	$1,912,832

Total Short-Term Investments (Cost $1,912,832)		1,912,832
Total Investments 99.1% (Cost $10,130,007)		9,922,538
Other Assets Less Liabilities 0.9%		86,261

Net Assets 100.0%		$10,008,799

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2014 was 73.6% of net assets.

**	This security is considered a Level 1 security. See Note 2 for further details.

***	This security is considered a Level 3 security. See Note 2 for further details.

(a)	This security is considered to be illiquid. The value of this security at September 30, 2014 was $0, which represents 0.0% of the Fund’s Net Assets.

16	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON INTERNATIONAL EQUITY FUND	Class S Class C Class A	ICNEX IIQCX IIQAX

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON International Equity Fund (the International Equity Fund or the Fund) Class S returned -0.51% for the fiscal year ended September 30, 2014, while the MSCI All Country World Index ex-U.S. (ACWI ex-U.S.) returned 5.22%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	As we have seen in years past, we finished the fiscal year with global stock market gains amidst the backdrop of numerous global and local undercurrents. Europe emerged from recession, albeit at a tepid pace of economic growth due to the backdrop of ongoing tension with Russia and Ukraine. In the Asia-Pacific region, Japan saw mixed results from the prior year’s stimulation measures, bringing into question the viability of its long-term success. Additionally, China continued on its trajectory of slow economic growth. China’s slow growth is in accord with similar lackluster data seen in much of the major economies worldwide. Global central bank accommodation and monetary stimulus persisted, ultimately acting as a backstop to any protracted economic malaise. Despite the macro concerns, relatively low global interest rates and credit spreads have been supportive to company earnings and ultimately helped drive equity prices higher on the whole during the year. As the period closed, we saw modest upside in the global markets overall with a mixture of some regions showing great bargains and others appearing slightly overpriced.

At the beginning of the fiscal year, our valuation model signaled a slightly overpriced market overall and pointed the Fund towards an overweight position in the defensive themed sectors of Consumer Staples and Health Care. However, gradual lowering of global interest rates had a beneficial effect on our estimate of value, ultimately leading us to increase positions in some of the more economically sensitive areas, most notably the Industrials and Information Technology sectors. From a regional perspective, the most significant allocation change during the years was an increase in European equities and a decrease in Asia-Pacific. Despite the ongoing issues that loom over the world economy and rotations that may seem contrarian, our discipline and focus on value

MANAGEMENT OVERVIEW	17

guided our rotations, which we believe will benefit the Fund going forward.

As a multi-cap manager, we are not limited by restrictions on market capitalization. However, following our valuation readings lead to a concentration in small and mid-cap companies during the period, resulting in an underweight position in large-cap stocks relative to the benchmark. Large-cap stocks outperformed their small and mid-cap peers, which detracted from the Fund’s relative performance.

Currency movements worldwide throughout the fiscal year also had a negative impact on the Fund’s returns. The appreciation of the British Pound and the South Korean Won was unable to offset the losses in many other foreign currencies as the U.S. dollar broadly strengthened throughout the year. Currency hedging was not used during the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s primary contributors to benchmark relative performance came from the Materials, Health Care and Information Technology sectors. Specifically, overweight positions in the health care supplies industry within the Health Care sector and IT consulting & other services industry within the Information Technology Sector benefitted performance relative to the benchmark. Further, an underweight position relative to the benchmark in the poor performing Materials sector, specifically in the diversified metals & mining, gold, and steel industries, was beneficial as we saw commodity-related weakness over the period.

Conversely, performance of the Consumer Discretionary sector was a detractor, as the specialty stores and auto parts & equipment industries hindered the Fund’s returns. The Industrials sector was another notable source of relative underperformance as the sector underperformed the benchmark, particularly in the Europe region where the electrical components & equipment and building products industries had negative returns. Finally, the oil & gas equipment & services industry within the Energy sector suffered losses as commodity weakness over the period had an adverse effect on companies’ stock prices. With the gradual lowering of interest rates and declines in stock prices, most notably within Europe, our valuation methodology is showing us better bargains than we saw at the beginning of the year. As such, we see modest upside to the market, with the best bargains coming from the Information Technology and Industrials sectors.

18	MANAGEMENT OVERVIEW

While return differentials amongst geographic regions were relatively muted, we saw a clear differentiation among certain countries throughout the year. Emerging market countries in the Asia-Pacific region such as India, Indonesia, and China posted strong returns despite our methodology indicating lower value and less upside. Conversely, countries in Europe posted weaker gains despite our methodology indicating better bargains. Most notably, Germany saw weak gains as macro and geopolitical concerns ultimately took hold; this country had a larger allocation in the Fund relative to the benchmark and proved to be unhelpful from a country allocation perspective. As the period ended, the emerging markets, as well as Asia-Pacific region as a whole, appeared overvalued according to our system while Europe and other developed market countries in general showed the most upside globally.

Q.	What is your investment outlook for the international equity market?

A.	After another year of positive equity returns of this bull market, our system estimates that international equities, on average, still remain below our estimate of their intrinsic value. At the end of the period, international markets as a whole had a value-to-price (V/P) reading of 1.08, implying that, on average, our estimate of fair value for stocks is about 8% higher than where they are currently trading. Risk aversion amongst investors remains and corporate earnings have grown despite ongoing economic struggles and geopolitical concerns. While global economic growth has languished outside of the United States, interest rates remain low, thanks in great part to loose monetary policy and extraordinary central bank intervention.

According to our valuation system, Europe represents the best opportunity from a regional perspective, with Asia-Pacific showing the least upside. Despite some improvements in sentiment and equity prices in the emerging market countries, overall they still remain overvalued according to our metrics and do not warrant an overweight exposure within the Fund. Based on our methodology, developed market countries in Europe show attractive upside in countries such as France, Sweden, Austria, and Germany. As of the end of the fiscal year 2014 we estimate that, on average, fair value for European equities is 24% higher than where prices are currently trading. Within the Western Hemisphere, Canada and Mexico look attractive to our system while Indonesia, Australia, and the Philippines, are currently showing the most value in the Asia-Pacific region.

From a sector perspective, we are still tilted towards the Information Technology and Industrials sectors. Within our system, Materials is now the most over-valued sector, followed by Utilities; Fund holdings in both

MANAGEMENT OVERVIEW	19

of these sectors are underweight their respective benchmark weightings as we see little upside within these areas.

At ICON we continue to seek out industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we see numerous opportunities amidst the recent turbulence and volatility. We believe it is nearly impossible to accurately time market bottoms and we believe rallies do not offer invitations. Therefore, given our current valuations, we remain almost fully invested. As market conditions dictate, we will adjust accordingly.

ICON International Equity Fund Country Composition

September 30, 2014

Germany	26.7%
France	14.7%
United Kingdom	8.9%
Sweden	5.4%
Australia	5.2%
Switzerland	5.0%
South Korea	4.8%
Hong Kong	4.4%
Japan	3.9%
Canada	3.8%
Netherlands	2.8%
Singapore	2.6%
Ireland	1.5%
Thailand	1.4%
Denmark	1.3%
Norway	1.1%
Italy	0.9%
Spain	0.9%
United States	0.9%
United Arab Emirates	0.8%
India	0.8%
Bermuda	0.7%
China	0.6%
Turkey	0.5%
Luxembourg	0.4%
South Africa	0.4%

100.4%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON International Equity Fund

Sector Composition

September 30, 2014

Industrials	27.6%
Information Technology	19.6%
Health Care	18.5%
Consumer Discretionary	13.6%
Energy	9.4%
Materials	3.8%
Telecommunication	2.9%
Financial	2.5%
Consumer Staples	1.3%
Utilities	1.2%

100.4%

Percentages are based upon common and preferred stocks as a percentage of net assets.

20	MANAGEMENT OVERVIEW

ICON International Equity Fund

Industry Composition

September 30, 2014

Pharmaceuticals	7.9%
Industrial Conglomerates	6.9%
Industrial Machinery	4.3%
Auto Parts & Equipment	4.0%
Internet Software & Services	4.0%
Oil & Gas Exploration & Production	4.0%
Semiconductors	3.8%
IT Consulting & Other Services	3.6%
Oil & Gas Equipment & Services	3.5%
Air Freight & Logistics	3.0%
Wireless Telecommunication Services	2.9%
Biotechnology	2.7%
Building Products	2.7%
Diversified Support Services	2.7%
Electronic Equipment & Instruments	2.7%
Health Care Equipment	2.2%
Aerospace & Defense	2.1%
Application Software	2.1%
Automobile Manufacturers	2.1%
Health Care Services	2.0%
Trading Companies & Distributors	1.8%
Apparel, Accessories & Luxury Goods	1.7%

Asset Management & Custody Banks	1.7%
Broadcasting	1.5%
Data Processing & Outsourced Services	1.5%
Construction & Engineering	1.4%
Health Care Supplies	1.4%
Life Sciences Tools & Services	1.4%
Commodity Chemicals	1.3%
Advertising	1.2%
Gas Utilities	1.2%
Integrated Oil & Gas	1.2%
Technology Hardware, Storage & Peripherals	1.2%
Electrical Components & Equipment	1.1%
Specialty Chemicals	1.0%
Other Industries (each less than 1%)	10.6%

100.4%

Percentages are based upon common and preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	21

ICON International Equity Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON International Equity Fund - Class S	2/18/97	-0.51%	1.91%	4.76%	5.24%	1.45%	1.45%
ICON International Equity Fund - Class C	2/19/04	-1.56%	0.79%	3.34%	2.49%	2.77%	2.56%
ICON International Equity Fund - Class A	5/31/06	-0.85%	1.53%	N/A	-0.72%	2.19%	1.81%
ICON International Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-6.58%	0.32%	N/A	-1.42%	2.19%	1.81%
MSCI ACWI ex-U.S.		5.22%	6.50%	7.54%	5.55%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain expenses Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

22	MANAGEMENT OVERVIEW

ICON International Equity Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the International Equity Fund’s Class S shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the International Equity Fund’s other share classes will vary due to differences in charges and expenses. The International Equity Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	23

ICON INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value
Common Stocks (99.2%)
8,000	AAK AB*	$417,173
22,000	Aalberts Industries NV*	569,588
16,000	Accor S.A.*	708,611
284,000	Afren PLC†*	476,706
10,250	Airbus Group NV*	644,319
3,854	ALK-Abello AS*	464,808
20,700	Arcadis NV*	684,675
58,400	Ashtead Group PLC*	982,455
16,129	AtoS*	1,167,996
28,295	Aveva Group PLC**	705,946
41,000	Babcock International Group PLC*	723,476
9,300	Bayer AG*	1,293,986
112,000	Beijing Enterprises Holdings, Ltd.*	962,349
62,000	Berendsen PLC*	982,445
6,510	Bertrandt AG*	830,688
34,660	Bonavista Energy Corp.**(b)	398,608
146,000	BP PLC*	1,068,039
10,000	CANCOM SE*(b)	385,262
13,300	Cap Gemini S.A.*	953,790
18,580	Carl Zeiss Meditec AG*(b)	539,180
7,000	Cewe Stiftung & Co. KGAA*	461,473
1,702,000	Chaoda Modern Agriculture Holdings, Ltd.† ***(a)	-
25,400	Cie de St-Gobain*	1,160,564
3,100	Constellation Software, Inc.**	779,159
4,700	Continental AG*	890,308
12,100	CSL, Ltd.*	784,392
940,000	CSPC Pharmaceutical Group, Ltd.*	781,935

Shares or Principal Amount		Value
6,600	Daetwyler Holding AG*	$868,186
37,150	Deutsche Lufthansa AG*	583,334
22,600	Deutsche Post AG*	720,376
50,000	Dialog Semiconductor PLC†*	1,396,045
10,700	DMG Mori Seiki AG*	300,526
147,368	DNO ASA†*	461,446
8,500	Dollarama, Inc.**	721,014
75,000	Dragon Oil PLC*	725,834
70,000	Duksan Hi-Metal Co., Ltd.†*	745,320
80,000	Elekta AB, Class B*(b)	786,344
49,650	Essentra PLC*	639,863
11,500	Essilor International S.A.*	1,261,178
1,602,000	Ezion Holdings, Ltd.*	2,269,340
2,779	Feintool International Holding AG*	232,290
26,000	Freenet AG*	674,156
23,100	Fresenius SE & Co. KGaA*	1,140,423
9,050	Gerresheimer AG*	585,463
24,000	Getinge AB, Class B*	602,577
10,458	GFK SE*	453,444
10,200	Gildan Activewear, Inc.**	558,020
18,889	Grammer AG*	726,975
132,000	Gran Tierra Energy, Inc.†**	729,568
18,600	Grifols S.A.*	760,105
13,500	Hankook Tire Co., Ltd.*	657,796
12,500	Hexagon AB, Class B*	395,255

24	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value
18,000	Hikma Pharmaceuticals PLC*	$504,275
50,000	Horizon North Logistics, Inc.**(b)	226,796
52,000	Husqvarna AB, Class B*	366,623
79,000	Hutchison Whampoa, Ltd.*	954,999
123,000	Infineon Technologies AG*	1,266,031
10,357	Ingenico*	1,057,707
43,000	Innox Corp.†*	610,244
67,000	Insurance Australia Group, Ltd.*	359,077
330,000	Intouch Holdings PCL*	736,570
54,000	James Hardie Industries PLC*(b)	564,962
9,200	Jardine Matheson Holdings, Ltd.*	548,216
83,595	Jenoptik AG*	934,802
25,000	Kakaku.com, Inc.*(b)	355,096
40,000	Keller Group PLC*	568,649
440,000	Kerry Logistics Network, Ltd.*	686,509
11,000	Kia Motors Corp.*	558,679
19,500	Kintetsu World Express, Inc.*	743,596
38,300	Koninklijke Philips NV*	1,217,932
12,800	Leoni AG*	694,746
69,000	Lindab International AB†*	588,405
23,400	Mazda Motor Corp.*	588,615
900	NAVER Corp.*	687,489
300,000	Nippon Steel & Sumitomo Metal Corp.*	778,840
3,700	Norbert Dentressangle S.A.**	532,614
13,354	Norma Group SE*	556,494
19,000	Perpetual, Ltd.*	733,262
18,500	Petrofac, Ltd.*	309,987
81,000	Petroleum Geo-Services ASA*(b)	511,888

Shares or Principal Amount		Value
5,900	Pfeiffer Vacuum Technology AG*	$495,769
33,228	Plastic Omnium S.A.*	793,399
141,000	Platinum Asset Management, Ltd.*	747,039
100,000	Power Finance Corp., Ltd.*	377,494
160,000	Primary Health Care, Ltd.*	611,286
17,100	ProSiebenSat.1 Media AG*	677,935
280,000	PTT Global Chemical PCL*	525,911
2,370	Rational AG*	704,427
16,300	REA Group, Ltd.*	616,568
49,000	Recordati S.p.A.*	801,401
31,000	RIB Software AG*	423,308
4,000	Roche Holding AG*	1,181,212
4,800	Rockwool International AS, Class B*	693,684
4,500	RTL Group S.A.*	385,448
17,765	Rubis SCA*	1,023,352
930	Samsung Electronics Co., Ltd.*	1,041,607
7,830	Sanofi*	885,343
66,200	Santos, Ltd.*	791,795
12,500	Schneider Electric SE*	959,030
22,000	Seadrill, Ltd.*(b)	587,805
10,350	SHW AG*	436,588
13,450	Siemens AG*	1,600,443
260	Sika AG*	898,995
16,900	SKF AB, Class B*	351,829
10,000	Softbank Corp.*	698,489
7,800	Sopra Group S.A.*	707,032
9,400	Stada Arzneimittel AG*	372,374
56,000	Sun TV Network, Ltd.*	306,211
28,900	Svenska Cellulosa AB SCA, Class B*	686,696
1,230	Swatch Group AG*	582,893
6,300	Tecan Group AG*(b)	661,272

SCHEDULE OF INVESTMENTS	25

Shares or Principal Amount		Value
12,066	Ted Baker PLC*	$363,381
35,000	Tencent Holdings, Ltd.*	519,949
23,350	Travis Perkins PLC*	627,358
33,000	Trelleborg AB, Class B*	570,340
62,000	Truworths International, Ltd.*	372,889
90,000	Turkcell Iletisim Hizmetleri†*	470,481
142,000	UDG Healthcare PLC**	761,513
31,786	United Internet AG*	1,349,580
6,000	Valeant Pharmaceuticals International, Inc.†**	786,196
2,600	Volkswagen AG*	537,212
37,200	Wirecard AG*	1,368,091
3,300	XING AG*	350,704
76,000	Yahoo! Japan Corp.*(b)	288,872
39,000	Zodiac Aerospace*	1,243,656

Total Common Stocks (Cost $97,436,808)		88,292,769

Shares or Principal Amount		Value
Preferred Stocks (1.2%)
8,700	Biotest AG**(b)	$882,819
2,100	Porsche Automobil Holding SE*	167,523

Total Preferred Stocks (Cost $1,243,116)		1,050,342
Collateral for Securities on Loan (5.4%)
4,850,216	State Street Navigator Prime Portfolio, 0.15%	4,850,216

Total Collateral for Securities on Loan (Cost $4,850,216)		4,850,216
Total Investments 105.8% (Cost $103,530,140)		94,193,327
Liabilities Less Other Assets (5.8)%		(5,151,762)

Net Assets 100.0%		$89,041,565

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.
*	The value of foreign securities fair valued (Note 2) as of September 30, 2014 was 92.4% of net assets.

**	This security is considered a Level 1 security. See Note 2 for further details.

***	This security is considered a Level 3 security. See Note 2 for further details.

(a)	This security is considered to be illiquid. The value of this security at September 30, 2014 was $0, which represents 0.0% of the Fund’s Net Assets.

(b)	All or a portion of the security was on loan September 30, 2014.

26	SCHEDULE OF INVESTMENTS

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STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

	ICON Emerging Markets Fund	ICON International Equity Fund
Assets
Investments, at cost	$10,130,007	$103,530,140

Investments, at value†	9,922,538	94,193,327
Foreign currency, at value(a)	70,978	495,465
Receivables:
Fund shares sold	26	96,550
Investments sold	–	688,195
Dividends	27,727	86,455
Expense reimbursements due from Adviser	44,369	7,125
Foreign tax reclaims	3,567	49,115
Other assets	12,423	21,258

Total Assets	10,081,628	95,637,490

Liabilities
Payables:
Due to custodian bank	-	1,577,186
Payable for collateral received on securities loaned	-	4,850,216
Fund shares redeemed	7,376	5,924
Advisory fees	8,576	76,834
Accrued distribution fees	685	4,926
Fund accounting fees	366	2,507
Transfer agent fees	5,553	10,915
Administration fees	427	3,825
Trustee fees	649	2,030
Capital gains tax	428	4,052
Accrued expenses	48,769	57,510

Total Liabilities	72,829	6,595,925

Net Assets - all share classes	$10,008,799	$89,041,565

Net Assets - Class S	$8,941,257	$80,356,301

Net Assets - Class C	$762,179	$4,596,701

Net Assets - Class A	$305,363	$4,088,563

28	FINANCIAL STATEMENTS

	ICON Emerging Markets Fund	ICON International Equity Fund
Net Assets Consist of
Paid-in capital	$17,713,202	$181,987,167
Accumulated undistributed net investment income/(loss)	(18,814)	71,689
Accumulated undistributed net realized gain/(loss)	(7,476,535)	(83,669,440)
Unrealized appreciation/(depreciation)	(209,054)	(9,347,851)

Net Assets	$10,008,799	$89,041,565

Shares outstanding (unlimited shares authorized, no par value)
Class S	651,626	6,837,633
Class C	57,810	428,892
Class A	22,267	350,992
Net asset value (offering and redemption price per share)
Class S	$13.72	$11.75
Class C	$13.18	$10.72
Class A	$13.71	$11.65
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$14.55	$12.36

† Includes securities on loan of	$-	$4,612,892

(a) Foreign currency, at cost	$71,707	$497,175

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	29

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2014

	ICON Emerging Markets Fund	ICON International Equity Fund
Investment Income
Interest	$233	$689
Dividends	375,431	1,315,262
Income from securities lending, net	3,666	53,643
Foreign taxes withheld	(35,051)	(132,868)

Total Investment Income	344,279	1,236,726

Expenses
Advisory fees	202,838	670,042
Distribution fees:
Class C	7,411	54,614
Class A	1,219	12,618
Fund accounting fees	4,172	13,608
Transfer agent fees	38,827	72,226
Administration fees	10,111	33,376
Custody fees	16,687	31,968
Registration fees:
Class S	15,679	10,665
Class C	11,200	10,556
Class A	9,453	10,574
Insurance expense	4,146	7,007
Trustee fees and expenses	2,865	6,629
Audit and tax service expense	42,879	36,758
Interest expense	30,773	7,441
Other expenses	59,430	77,392

Total expenses before expense reimbursement	457,690	1,055,474
Expense reimbursement by Adviser due to expense limitation agreement	(68,831)	(29,665)

Net Expenses	388,859	1,025,809

Net Investment Income/(Loss)	(44,580)	210,917

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	2,609,559	7,551,567
Foreign currency	(37,546)	(271,659)
Net realized capital gains tax	(52,013)	(35,013)
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(2,445,367)	(11,848,195)
Net unrealized capital gains tax	53,375	32,201

Net realized and unrealized gain/(loss)	128,008	(4,571,099)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$83,428	$(4,360,182)

The accompanying notes are an integral part of the financial statements.

30	FINANCIAL STATEMENTS

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STATEMENTS OF CHANGES IN NET ASSETS

	ICON Emerging Markets Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
Operations
Net investment income/(loss)	$(44,580)	$166,249
Net realized gain/(loss)	2,609,559	1,463,941
Net realized gain/(loss) from foreign currency	(37,546)	(71,832)
Net realized capital gains tax	(52,013)	(7,727)
Change in net unrealized appreciation/(depreciation)	(2,391,992)	2,743,851

Net increase/(decrease) in net assets resulting from operations	83,428	4,294,482

Dividends and Distributions to Shareholders
Net investment income
Class S	(59,304)	(268,567)
Class C	-	(1,055)
Class A	(1,490)	(1,610)
Return of Capital
Class S	-	-
Class A	-	-

Net decrease from dividends and distributions	(60,794)	(271,232)

Fund Share Transactions
Shares sold
Class S	6,840,980	7,722,364
Class C	123,445	382,870
Class A	75,466	657,009
Reinvested dividends and distributions
Class S	56,463	261,722
Class C	-	983
Class A	1,270	1,367
Shares repurchased
Class S	(27,023,177)	(20,783,912)
Class C	(198,478)	(514,739)
Class A	(562,635)	(605,518)

Net increase/(decrease) from fund share transactions	(20,686,666)	(12,877,854)

Total net increase/(decrease) in net assets	(20,664,032)	(8,854,604)
Net Assets
Beginning of year	30,672,831	39,527,435

End of year	$10,008,799	$30,672,831

32	FINANCIAL STATEMENTS

ICON International Equity Fund
Year Ended September 30, 2014	Year Ended September 30, 2013

$210,917	$308,378
7,551,567	2,688,672
(271,659)	(330,659)
(35,013)	(62,403)
(11,815,994)	1,946,719

(4,360,182)	4,550,707

-	(9,742)
-	-
-	(252)

-	(223,901)
-	(5,798)

-	(239,693)

54,955,281	9,502,457
194,693	98,284
353,579	474,307

-	228,381
-	-
-	5,066

(12,360,031)	(27,357,099)
(1,233,291)	(1,585,047)
(1,312,960)	(2,106,904)

40,597,271	(20,740,555)

36,237,089	(16,429,541)

52,804,476	69,234,017

$89,041,565	$52,804,476

FINANCIAL STATEMENTS	33

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Emerging Markets Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
Transactions in Fund Shares
Shares sold
Class S	496,107	591,915
Class C	9,218	31,082
Class A	5,468	47,998
Reinvested dividends and distributions
Class S	4,198	20,871
Class C	-	81
Class A	94	109
Shares repurchased
Class S	(1,998,939)	(1,573,311)
Class C	(15,076)	(40,887)
Class A	(41,663)	(46,439)

Net increase/(decrease)	(1,540,593)	(968,581)

Shares outstanding, beginning of year	2,272,296	3,240,877

Shares outstanding, end of year	731,703	2,272,296

Accumulated undistributed net investment income/(loss)	$(18,814)	$45,365

The accompanying notes are an integral part of the financial statements.

34	FINANCIAL STATEMENTS

ICON International Equity Fund
Year Ended September 30, 2014	Year Ended September 30, 2013

4,258,487	846,277
16,869	9,335
28,338	41,741

-	20,247
-	-
-	450

(986,622)	(2,383,691)
(107,336)	(150,212)
(106,543)	(186,779)

3,103,193	(1,802,632)

4,514,324	6,316,956

7,617,517	4,514,324

$71,689	$1,008

FINANCIAL STATEMENTS	35

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Emerging Markets Fund
Class S
Year ended September 30, 2014	$13.51	$(0.03)	$0.27	$0.24	$(0.03)	$-
Year ended September 30, 2013	12.21	0.06	1.33	1.39	(0.09)	-
Year ended September 30, 2012	10.12	0.11	2.02	2.13	(0.04)	-
Year ended September 30, 2011	12.35	0.07	(2.30)	(2.23)	–	-
Year ended September 30, 2010	10.64	0.01	1.89	1.90	(0.19)	-
Class C
Year ended September 30, 2014	13.06	(0.11)	0.23	0.12	–	-
Year ended September 30, 2013	11.84	(0.05)	1.28	1.23	(0.01)	-
Year ended September 30, 2012	9.88	0.01	1.95	1.96	–	-
Year ended September 30, 2011	12.17	(0.02)	(2.27)	(2.29)	–	-
Year ended September 30, 2010	10.54	(0.05)	1.82	1.77	(0.14)	-
Class A
Year ended September 30, 2014	13.51	(0.04)	0.27	0.23	(0.03)	-
Year ended September 30, 2013	12.17	0.04	1.33	1.37	(0.03)	-
Year ended September 30, 2012	10.10	0.09	2.00	2.09	(0.02)	-
Year ended September 30, 2011	12.35	0.04	(2.29)	(2.25)	–	-
Year ended September 30, 2010	10.63	0.02	1.86	1.88	(0.16)	-

36	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.03)	$13.72	1.78%	$8,942	2.11%	1.88	%(d)	(0.42)%	(0.19)%	92.17%
(0.09)	13.51	11.44%	29,053	1.64%	1.64%		0.46%	0.46%	59.98%
(0.04)	12.21	21.16%	37,969	1.50%	1.50%		0.96%	0.96%	71.84%
-	10.12	(18.06)%	55,637	1.59%	1.59%		0.55%	0.55%	71.03%
(0.19)	12.35	18.02%	70,854	1.63%	1.63%		0.13%	0.13%	100.41%

-	13.18	0.92%	762	4.65%	2.78	%(b)	(2.70)%	(0.83)%	92.17%
(0.01)	13.06	10.44%	832	3.76%	2.56	%(b)	(1.63)%	(0.43)%	59.98%
-	11.84	19.84%	869	3.91%	2.55	%(b)	(1.28)%	0.08%	71.84%
-	9.88	(18.82)%	792	4.40%	2.55	%(b)	(2.02)%	(0.17)%	71.03%
(0.14)	12.17	17.02%	441	9.04%	2.57	%(b)	(6.91)%	(0.44)%	100.41%

(0.03)	13.71	1.68%	305	4.32%	1.95	%(b)	(2.65)%	(0.28)%	92.17%
(0.03)	13.51	11.29%	789	2.97%	1.81	%(b)	(0.82)%	0.34%	59.98%
(0.02)	12.17	20.73%	690	2.88%	1.80	%(b)	(0.31)%	0.77%	71.84%
-	10.10	(18.22)%	768	3.05%	1.81	%(b)	(0.97)%	0.27%	71.03%
(0.16)	12.35	17.91%	1,149	5.17%	1.82	%(b)	(3.13)%	0.22%	100.41%

FINANCIAL HIGHLIGHTS	37

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from Return of Capital
ICON International Equity Fund
Class S**
Year ended September 30, 2014	$11.81	$0.06	$(0.12)	$(0.06)	$-	$-
Year ended September 30, 2013	11.05	0.07	0.74	0.81	- (c)	(0.05)
Year ended September 30, 2012	9.22	0.16	1.78	1.94	(0.11)	-
Year ended September 30, 2011	12.11	0.14	(2.95)	(2.81)	(0.08)	-
Year ended September 30, 2010	11.13	0.13	1.06	1.19	(0.21)	-
Class C
Year ended September 30, 2014	10.89	(0.08)	(0.09)	(0.17)	-	-
Year ended September 30, 2013	10.26	(0.04)	0.67	0.63	-	-
Year ended September 30, 2012	8.56	(0.02)	1.72	1.70	-	-
Year ended September 30, 2011	11.30	- (c)	(2.74)	(2.74)	-	-
Year ended September 30, 2010	10.40	(0.01)	1.01	1.00	(0.10)	-
Class A***
Year ended September 30, 2014	11.75	- (c)	(0.10)	(0.10)	-	-
Year ended September 30, 2013	10.99	0.04	0.73	0.77	- (c)	(0.01)
Year ended September 30, 2012	9.16	0.11	1.77	1.88	(0.05)	-
Year ended September 30, 2011	12.04	0.10	(2.94)	(2.84)	(0.04)	-
Year ended September 30, 2010	11.07	0.08	1.06	1.14	(0.17)	-

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class S shares were formerly named Class Z shares prior to January 23, 2012.
***	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.
(d)	Effective May, 5, 2014, Class S’s operating expenses, not including interest expense, were contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.

The accompanying notes are an integral part of the financial statements.

38	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$-	$11.75	(0.51)%	$80,356	1.41%	1.41%	0.44%	0.44%	192.93%
(0.05)	11.81	7.33%	42,105	1.45%	1.45%	0.65%	0.65%	137.83%
(0.11)	11.05	21.19%	56,152	1.39%	1.39%	1.47%	1.47%	121.82%
(0.08)	9.22	(23.38)%	6,826	1.45%	1.45%	1.12%	1.12%	91.46%
(0.21)	12.11	10.87%	12,806	1.43%	1.36%	1.06%	1.12%	111.29%

-	10.72	(1.56)%	4,597	2.82%	2.56%	(0.99)%	(0.73)%	192.93%
-	10.89	6.14%	5,657	2.77%	2.56%	(0.63)%	(0.42)%	137.83%
-	10.26	19.86%	6,773	2.72%	2.55%	(0.41)%	(0.24)%	121.82%
-	8.56	(24.25)%	8,050	2.64%	2.55%	(0.11)%	(0.02)%	91.46%
(0.10)	11.30	9.65%	13,990	2.69%	2.55%	(0.21)%	(0.07)%	111.29%

-	11.65	(0.85)%	4,089	2.12%	1.81%	(0.27)%	0.04%	192.93%
(0.01)	11.75	7.03%	5,043	2.19%	1.81%	(0.06)%	0.32%	137.83%
(0.05)	10.99	20.61%	6,309	2.01%	1.80%	0.85%	1.06%	121.82%
(0.04)	9.16	(23.65)%	2,640	2.03%	1.80%	0.56%	0.79%	91.46%
(0.17)	12.04	10.38%	5,358	2.16%	1.80%	0.33%	0.68%	111.29%

FINANCIAL HIGHLIGHTS	39

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

1.  Organization

The ICON Emerging Markets Fund (“Emerging Markets Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers three classes of shares: Class S, Class C and Class A. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fifteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Emerging Markets Fund primarily invests in securities of issuers whose principal activities are in emerging market, or are economically tied to an emerging market country. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share. Securities of emerging or developing market companies may

40	NOTES TO FINANCIAL STATEMENTS

be less liquid and more volatile than securities in countries with more mature markets.

The International Equity Fund has a significant weighting in Germany which may cause the Fund’s performance to be susceptible to the economic, business and/or other developments that may affect that country.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained

NOTES TO FINANCIAL STATEMENTS	41

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

42	NOTES TO FINANCIAL STATEMENTS

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2014:

	Level 1	Level 2	Level 3		Total
ICON Emerging Markets Fund*
Assets
Common Stocks
South Korea	$-	$2,232,593	$-		$2,232,593
India	-	1,522,495	-		1,522,495
China	-	1,114,627	-		1,114,627
Hong Kong	-	785,405	0	**	785,405
Malaysia	-	533,910	-		533,910
Other Countries	475,165	1,172,546	-		1,647,711
Preferred Stock
Brazil	172,965	-	-		172,965
Short-Term Investments	-	1,912,832	-		1,912,832

Total	$648,130	$9,274,408	$0		$9,922,538

NOTES TO FINANCIAL STATEMENTS	43

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Level 3		Total
ICON International Equity Fund*
Assets
Common Stocks
Germany	$-	$22,750,143	$-		$22,750,143
France	532,614	12,565,977	-		13,098,591
United Kingdom	705,946	7,246,634	-		7,952,580
Sweden	-	4,765,242	-		4,765,242
Australia	-	4,643,419	-		4,643,419
Other Countries	4,960,874	30,121,920	0	**	35,082,794
Preferred Stocks
Germany	882,819	167,523	-		1,050,342
Collateral for Securities on Loan	-	4,850,216	-		4,850,216

Total	$7,082,253	$87,111,074	$0		$94,193,327

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Country Composition tables for additional security details.

**	Chaoda Modern Agriculture Holdings, Ltd. is illiquid and valued with a zero market value for the year ended September 30, 2014.

There were no significant Level 3 securities held in any of the Funds at September 30, 2014.

For the ICON Emerging Markets Fund, there was no significant transfer activity between Level 1 and Level 2.

For the ICON International Equity Fund, common stocks valued at $705,946 were transferred from Level 2 to Level 1 during the year ended September 30, 2014. At September 30, 2013, these securities were valued using quoted market prices in active markets with fair value adjustment factors; at September 30, 2014, these securities were valued using quoted market prices in active markets without using fair value adjustment factors.

The end of year timing recognition is used for the transfers between levels of the Fund’s assets and liabilities.

44	NOTES TO FINANCIAL STATEMENTS

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the Year ended September 30, 2014 for the Emerging Markets Fund and the International Equity Fund, is as follows:

Common Stocks Hong Kong
ICON Emerging Markets Fund
Beginning balance 9/30/13	$0	*
Purchases	-
Sales	-
Accrued discounts/(premiums)	-
Total realized gains/(losses)	-
Total change in unrealized appreciation/(depreciation)	-
Transfers in to Level 3	-
Transfers out of Level 3	-

Ending balance 9/30/14	$0	*

Net change in unrealized appreciation/(depreciation) on investments held at 9/30/14	$-

ICON International Equity Fund
Beginning balance 9/30/13	$0	*
Purchases	-
Sales	-
Accrued discounts/(premiums)	-
Total realized gains/(losses)	-
Total change in unrealized appreciation/(depreciation)	-
Transfers in to Level 3	-
Transfers out of Level 3	-

Ending balance 9/30/14	$0	*

Net change in unrealized appreciation/(depreciation) on investments held at 9/30/14	$-

*	Chaoda Modern Agriculture Holdings, Ltd. is illiquid and valued with a zero market value for the year ended September 30, 2014.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

NOTES TO FINANCIAL STATEMENTS	45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. At September 30, 2014, the Emerging Markets Fund and International Equity Fund had no outstanding forward foreign currency contracts.

46	NOTES TO FINANCIAL STATEMENTS

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2014, is included in the Statement of Operations.

For the year ended September 30, 2014, the following Funds had securities with the following values on loan:

Fund	Loaned Securities	Collateral
ICON International Equity Fund	$4,612,892	$4,850,216

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2014. It may also include collateral received from the pre-funding of security loans.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

NOTES TO FINANCIAL STATEMENTS	47

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities.

48	NOTES TO FINANCIAL STATEMENTS

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing and Postage Expense	Transfer Agent Expense
ICON Emerging Markets Fund
Class S	$3,044	$17,611	$36,159
Class C	179	268	1,423
Class A	89	563	1,246
ICON International Equity Fund
Class S	6,700	13,789	42,158
Class C	521	2,897	15,358
Class A	482	3,843	14,710

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS	49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ICON Advisers has contractually agreed to limit the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Emerging Markets Fund	1.55%	2.55%	1.80%
ICON International Equity Fund	1.55%	2.55%	1.80%

The Funds’ expense limitations will continue in effect until at least January 31, 2021 for Class C, Class A and International Equity Fund Class S. Effective May 5, 2014, ICON Advisors has contractually agreed to limit the total expenses of the Emerging Markets Fund Class S shares to an annual rate of 1.55% in effect until at least January 31, 2016. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2014 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2015	2016	2017
ICON Emerging Markets Fund	$22,319	$18,421	$62,550
ICON International Equity Fund	25,950	33,867	29,665

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

50	NOTES TO FINANCIAL STATEMENTS

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2014, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement with State Street under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds, if any, is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid $120,000 of the CCO’s salary and the remaining portion is

NOTES TO FINANCIAL STATEMENTS	51

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

paid by ICON Advisers. For the year ended September 30, 2014, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

The Fund may reimburse ICON Advisers for legal work performed for the Fund by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2014, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

4.  Borrowings

The Trust has entered into a Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The average interest rate charged for the year ended September 30, 2014 was 1.31%.

For the year ended September 30, 2014 the average outstanding loan by Fund was as follows:

Fund	Average Borrowing (10/1/13-9/30/14)
ICON Emerging Markets Fund	$12,793
ICON International Equity Fund*	50,693

*	Fund had outstanding borrowings under these agreements/arrangements as of September 30,2014.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Emerging Markets Fund	$16,393,890	$36,994,152
ICON International Equity Fund	164,082,794	119,058,795

52	NOTES TO FINANCIAL STATEMENTS

6.  Federal Income Tax

The following information is presented on an income tax basis. Differences between U.S. GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, and net investment losses.

For the year ended September 30, 2014 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Emerging Markets Fund	$7,143,674	2017
ICON International Equity Fund	53,195,839	2017
	27,012,993	2018
	3,460,576	Unlimited

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2014 the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Emerging Markets Fund	$2,958,821
ICON International Equity Fund	7,395,495

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2014, were as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Return of Capital	Total Distributions Paid
ICON Emerging Markets Fund	$60,794	$-	$60,794

NOTES TO FINANCIAL STATEMENTS	53

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2013, were as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Return of Capital	Total Distributions Paid
ICON Emerging Markets Fund	$271,232	$-	$271,232
ICON International Equity Fund	9,994	229,699	239,693

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Late Year Loss Deferral**	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Emerging Markets Fund	$-	$(351,675)	$(7,143,674)	$(209,054)	$(7,704,403)
ICON International Equity Fund	71,689	-	(83,669,408)	(9,347,883)	(92,945,602)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

As of September 30, 2014, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Emerging Markets Fund	$10,130,007	$750,998	$(958,467)	$(207,469)
ICON International Equity Fund	103,530,172	2,291,463	(11,628,308)	(9,336,845)

7.  Accounting Pronouncement

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement

54	NOTES TO FINANCIAL STATEMENTS

and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets the criteria of ASU 2013-08 and is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustment to or disclosure in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	55

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Emerging Markets Fund (formerly the ICON Asia-Pacific Region Fund) and ICON International Equity Fund (two of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 19, 2014

56	REPORT OF ACCOUNTING FIRM

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2014 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/14 – 9/30/14).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

EXPENSE EXAMPLE	57

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expense Paid During Period 4/1/14 - 9/30/14*	Annualized Expense Ratio 4/1/14 - 9/30/14*
Actual Expenses
ICON Emerging Markets Fund
Class S	$1,000	$1,017.00	$10.82	2.14%
Class C	1,000	1,012.30	15.23	3.02%
Class A	1,000	1,016.30	11.32	2.24%
ICON International Equity Fund
Class S	1,000	931.10	6.68	1.38%
Class C	1,000	925.70	12.41	2.57%
Class A	1,000	929.00	8.80	1.82%
Hypothetical (assuming a 5% return before expenses)
ICON Emerging Markets Fund
Class S	1,000	1,014.34	10.81
Class C	1,000	1,009.93	15.22
Class A	1,000	1,013.84	11.31
ICON International Equity Fund
Class S	1,000	1,018.15	6.98
Class C	1,000	1,012.18	12.96
Class A	1,000	1,015.94	9.20

*	Expenses are equal to the Fund’s six month expense ratio annualized and multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

58	EXPENSE EXAMPLE

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 63, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013-present); President (1998 to 2013 and 2014 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 64. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to 2014). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

John C. Pomeroy, Jr., 67. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director

TRUSTEES AND OFFICERS	59

of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 66. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 63, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013-present); President (1998 to 2013 and 2014 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 61. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 41. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

60	TRUSTEES AND OFFICERS

Lesley Caviness, 48. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007-2008 and 2010 – present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008-2012) and Signature Real Estate (2014 - present), Finance Manager at Navigant (2000-2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

TRUSTEES AND OFFICERS	61

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On September 3, 2014 the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2014.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2014. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including, in particular, expense limitation agreements dated January 22, 2014, as amended May 5, 2014 (for ICON Emerging Markets Fund) and as amended effective September 30, 2014 (for the ICON High Yield Bond Fund).

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest Data”) and a presentation on the Adviser’s investment model.

The Board convened a meeting with SI to discuss the SI Report and the information contained within the SI Report on August 20, 2014. Management

62	OTHER INFORMATION

personnel participated in the SI meeting convened to discuss the data for and with the Board. Included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; current quality control procedures in place to show consistency in the management of the investment model, modification to the investment model, and staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. Prior to acting on the proposed contract renewals and after participating in the meeting with SI and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management and SI to request additional information and to discuss responses to questions raised during the process and the meeting with SI. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the AthenaInvest Data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no correlation with the ICON Funds. During the discussion on performance, management personnel noted that the markets continue to experience volatility and that when the markets are volatile, it affects the performance of the ICON system; during the last three – four years ICON’s

OTHER INFORMATION	63

style of management, intrinsic valuation, has not been in favor and performance has been affected by three primary factors: quality, cash and shorter duration theme reversals. The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is in line, but in relation to other strategy managers, valuation is underperforming Future Growth, Social Considerations, Competitive Position, Quantitative and Profitability. The Board believes this information supports the view that an active valuation manager is in a very difficult setting and indicates this setting has been particularly difficult for managers buying what they consider to be value stocks. Management noted that the ICON system is designed to handle one to two year industry themes; and that the Adviser has stuck to its system as specified in Fund disclosure documents, holding the stocks and industries that appear inexpensive in relation to ICON’s calculating of value and ridden through the volatility. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds. For the period July 1, 2013 and ending June 30, 2014 and for the six month period ending June 30, 2014, five of the 18 ICON Funds out-performed their benchmarks.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings. Management also advised that part of his responsibilities require him to evaluate the ICON system and that this effort has resulted in improvements to the ICON methodology, when necessary.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

64	OTHER INFORMATION

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, as evidenced in part by the AthenaInvest Data (ratings based on an assessment of fund strategy), the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services constantly, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without

OTHER INFORMATION	65

application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements due to the relative Fund performance, and the industry wide sales in equity and actively managed funds due to the uncertainty of the markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.  the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

C.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts

66	OTHER INFORMATION

have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

OTHER INFORMATION	67

Supplemental Tax Information

For the fiscal year ended September 30, 2014, the following funds paid qualified dividend income:

Fund	Amount
ICON Emerging Markets Fund	100%

The Funds had no long-term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology.

68	OTHER INFORMATION

This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

OTHER INFORMATION	69

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

70	FUNDS PRIVACY INFORMATION

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

FUNDS PRIVACY INFORMATION	71

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2014 ANNUAL REPORT

ICON SECTOR FUNDS

INVESTMENT UPDATE

ICON Consumer Discretionary Fund

ICON Consumer Staples Fund

ICON Energy Fund

ICON Financial Fund

ICON Healthcare Fund

ICON Industrials Fund

ICON Information Technology Fund

ICON Materials Fund

ICON Utilities Fund

1-800-764-0442 | www.iconfunds.com

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442     •     www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2014, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security, industry or sector. Each Fund’s holdings as of September 30, 2014 are included in each Fund’s Schedule of Investments.

According to ICON, value investing is an analytical approach to investing that employs various factors, including projecting earnings growth estimates, in an effort to determine whether securities are over- or underpriced relative to ICON’s estimates of their intrinsic value. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. ICON’s value-to-price ratio (“V/P”) is a ratio of intrinsic value, as calculated using ICON’s proprietary valuation methodology, of a broad range of domestic and international securities

2	ABOUT THIS REPORT

within ICON’s system as compared to the current market price of those securities. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and investment team expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as “expects,” “suggests,” “anticipates,” “targets,” “goals,” “value,” “intrinsic value,” “indicates,” “believes,” “considers,” “estimates,” variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public or assumptions based on such information supplied; interest rates; bond yields; future earnings growth rates; the risks noted in this Report and other factors beyond the control of our investment team but used by the investment team to influence their assumptions. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting

ABOUT THIS REPORT	3

www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Comparative Indexes

The comparative indexes discussed in this Report are meant to provide a basis for judging the Funds’ performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds’ portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

•

The unmanaged Standard & Poor’s (“S&P”) Composite 1500 Index (“S&P Composite 1500 Index”) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

•	The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

•	The unmanaged NASDAQ Composite (“NASDAQ”) Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

•

Total returns for the S&P 1500 Consumer Discretionary Index and the S&P 1500 Industrials Index include the reinvestment of dividends and capital gain distributions beginning January 1, 2002. Index returns with reinvested dividends and distributions are unavailable prior to that date.

Index returns and statistical data included in this Report are provided by FactSet Research Systems.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	ABOUT THIS REPORT

MESSAGE FROM ICON FUNDS (UNAUDITED)

Dear Shareholder,

The graph below shows the S&P Composite 1500 Index and a subset of it, the S&P SmallCap 600 Index (“S&P SmallCap 600 Index”) from 9/30/13 through 10/6/14 (our fiscal year plus a few days into October). It reveals a fragmented, divergent market in 2014. The two indexes moved similarly in late 2013, then diverged in 2014. The 1500, lifted by a few large-cap stocks, moved 7.5% higher year to date through September 30, 2014, while the small-cap component of it is negative for 2014, as highlighted in the table. In addition to that divergence, there have been a few rapid, short term industry and sector theme reversals during each up and down phase, more easily seen on the Small Cap chart. We believe the divergence and the theme reversals can be explained by investors’ reaction to three situations.

Index	9/30/13-12/31/13	12/31/13-9/30/14
S&P Composite 1500	10.3%	7.5%
S&P SmallCap 600	9.8%	-3.7%

The first situation relates to investors’ reactions to a surprise negative Gross Domestic Product (GDP). Entering the first quarter of 2014, most forecasters were calling for positive real GDP. However, as the quarter unfolded it became apparent that something was wrong. Now, looking back, we know real GDP was at a negative 2.1% pace for the year. Investors flipped from favoring cyclical industries and sectors in late 2013 to favoring defensive, recession proof ones in early 2014. This theme change lasted only three and

MESSAGE FROM ICON FUNDS	5

a half months for the 1500 Index and one month longer for the 600 Index, too quick for a value-based system to capture.

The second situation involves investors’ reactions to a rise in the U.S. Dollar. From June 30, 2013 through September 30, 2014, the U.S. Dollar Index (DXY) gained 7.7%, which is still 28.5% below its peak in 2002. It appears many investors and speculators adjusted their equity portfolios, attempting to guess which industries and stocks would either benefit from or be hurt by a stronger US Dollar. We have found economic reactions to currency swings to be less dramatic and slower than theory would suggest so we suspect these investors may be over reacting lately.

The last situation relates to investors’ speculation on rising interest rates. In anticipation of the Federal Reserve ending its quantitative easing program, there appeared to be a popular belief that both short-term and long-term interest rates would increase. Investors who believed this might have adjusted their equity portfolios in anticipation of higher interest rates and their behavior affected stock prices. First, it should be mentioned that ICON believes, and has stated, that interest rates can go low and stay low for many years. We see no support for higher long term interest rates. We sense, however, that we are in the minority with that outlook. We believe the many investors who expect higher interest rates bought stocks they think will benefit from higher rates and sold stocks they think will be hurt by rate increases. For example, it might be that these investors, believing that rising rates will hurt small cap stocks more than large cap stocks, bought large cap issues while avoiding small cap stocks altogether. Similarly, believing that higher rates would have a negative impact on certain industries, they avoided industries in the Consumer Discretionary sector that have an element of consumer borrowing such as the homebuilders, automobile manufacturers and home furnishing industries.

We believe investors’ reactions to a surprise negative GDP quarter, a rise in the US Dollar and an anticipated rise interest rates have contributed to moves in stocks that were not related to value of the stocks themselves. We have seen overpriced stocks (in our opinion) get bid up higher and underpriced stocks taken lower as investors try to get repositioned. This recent trend of positioning equity portfolios for anticipated higher interest rates and a rising US Dollar is stretching the valuation in some industries according to our system. However, according to our methodology, industries favored by these speculators are becoming overpriced while disfavored industries are becoming underpriced. Given this scenario, we expect this behavior to end sometime in the next year.

The first week of October 2014 our ICON market value-to-price (V/P) ratio has been in the 1.06 – 1.10 range, indicating stocks, on average, are priced

6	MESSAGE FROM ICON FUNDS

below our estimate of fair value and giving us the expectation that stock prices can move higher over the next year. Over the course of the last year value has grown and prices of some stocks have kept pace, but, as seen in the graph, some have lagged behind. As mentioned above, we believe this disconnect is due to concerns about the strength of the U.S. Dollar and the expectation of rising interest rates. We are finding better value in the cyclical, economically sensitive industries rather than the so-called recession proof industries. With an overall V/P ratio of 1.10 and many industry valuation readings stretched, we will buy the best bargains we can find and have the patience to wait for investors to ultimately recognize value. Our valuation readings, coupled with various supportive conditions such as low inflation, low interest rates, no shortages of capital or commodities and modest economic growth, lead us to believe we are in a favorable setting for owning equities.

Craig Callahan D.B.A.

Chief Executive Officer

ICON Advisers, Inc.

MESSAGE FROM ICON FUNDS	7

MANAGEMENT OVERVIEW (UNAUDITED) ICON CONSUMER DISCRETIONARY FUND	Class S Class C Class A	ICCCX ICCEX ICCAX

Q.	How did the Fund Perform relative to its benchmark?

A.	The ICON Consumer Discretionary Fund (the Fund) Class S returned 7.24% for the fiscal year ended September 30, 2014, while the benchmark S&P Composite 1500 Consumer Discretionary Index rose 11.32%. The broad market S&P Composite 1500 Index gained 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	The broad market performed well over the past year but the Consumer Discretionary sector lagged the U.S. equity market. Despite the gradual pace of economic growth, the U.S. economy suffered a setback in the first quarter of 2014, which provided a headwind for stocks in the Consumer Discretionary sector. However, as the U.S. Federal Reserve winds down its quantitative easing program, interest rates remain low and monetary policy remains loose. Over the fiscal year 2014, consumer confidence rose, unemployment fell, and inflation remained subdued by historical standards. All these factors could remain as tailwinds for the U.S. consumer and should be supportive for companies and industries in this sector of the economy.

At the start of this fiscal year, our valuation model indicated the Consumer Discretionary sector, as well as the U.S. equity market as a whole, were slightly over valued. Our model provides us with an estimate of the intrinsic value of a stock, which can then be compared to where it is trading in the market. As value acting as our primary tenet, we held cash in the first quarter of the period. This year’s harsh winter contributed to an unexpected slowdown in U.S. economic growth as well as declines in the sector. As our system dictated, cash was invested as better bargains emerged throughout the year.

Q.	How did the Fund’s Composition affect performance?

A.

The restaurants industry was the greatest contributor to the Fund’s performance over the period on an industry level. Despite the Fund’s holdings in the restaurants industry being underweight relative to the benchmark, the Fund was able to outperform the benchmark in this industry based on strong stock selection over the period. Holdings in

8	MANAGEMENT OVERVIEW

companies like Yum! Brands and Red Robin Gourmet Burgers were strong contributors to relative performance, and avoiding large benchmark laggards such as McDonald’s also proved beneficial. The movies & entertainment industry was another positive contributor, as holdings in Walt Disney and Twenty-First Century Fox contributed positively to the Fund’s performance.

The specialty stores industry was the Fund’s largest detractor to relative performance on the industry level. Overweight positions in Outerwall, GNC Holdings, and PetSmart detracted from performance of the Fund relative to the benchmark. Auto parts & equipment was another industry detractor to relative performance with Fund holdings in Dorman Products and BorgWarner hurting from the Fund’s performance.

Q.	What is your investment outlook for the Consumer Discretionary sector?

A.	At the close of the fiscal year, our model indicates the Consumer Discretionary sector has a an overall average value-to-price (V/P) ratio of 1.10; or in other words, we believe the average fair value for the stocks in the Consumer Discretionary sector as a whole is approximately 10% higher than where the stocks are currently trading. Given this V/P reading, the Fund remains nearly fully invested as there are many industry opportunities that look attractive from a value perspective. For example, the motorcycle manufacturers and auto parts & equipment industries are among the best bargains within the sector according to our system, and the Fund maintains an overweight position relative to the benchmark in both. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

MANAGEMENT OVERVIEW	9

ICON Consumer Discretionary Fund

Sector Composition

September 30, 2014

Consumer Discretionary	97.6%

97.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Discretionary Fund

Industry Composition

September 30, 2014

Movies & Entertainment	12.4%
Restaurants	9.9%
Auto Parts & Equipment	9.6%
Automotive Retail	8.8%
Home Improvement Retail	8.1%
Cable & Satellite	7.5%
Apparel, Accessories & Luxury Goods	7.4%
Motorcycle Manufacturers	5.5%
Broadcasting	4.9%
General Merchandise Stores	4.2%
Footwear	3.8%
Distributors	3.7%
Housewares & Specialties	2.7%
Specialty Stores	2.3%
Homefurnishing Retail	2.0%
Homebuilding	1.6%
Hotels, Resorts & Cruise Lines	1.6%
Apparel Retail	1.0%
Household Appliances	0.6%

97.6%

Percentages are based upon common stocks as a percentage of net assets.

10	MANAGEMENT OVERVIEW

ICON Consumer Discretionary Fund Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Discretionary Fund - Class S	7/9/97	7.24%	18.86%	7.46%	5.86%	1.38%	1.38%
ICON Consumer Discretionary Fund - Class C	9/30/10	5.91%	N/A	N/A	17.06%	3.68%	2.75%
ICON Consumer Discretionary Fund - Class A	9/30/10	6.95%	N/A	N/A	17.77%	1.78%	1.78%
ICON Consumer Discretionary Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	0.79%	N/A	N/A	16.05%	1.78%	1.78%
S&P 1500 Consumer Discretionary Index		11.32%	21.12%	9.40%	8.42%	N/A	N/A
S&P Composite 1500 Index		18.57%	15.79%	8.34%	6.94%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	11

ICON Consumer Discretionary Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	MANAGEMENT OVERVIEW

ICON CONSUMER DISCRETIONARY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value

Common Stocks (97.6%)
13,000	Advance Auto Parts, Inc.	$1,693,900
4,300	AutoZone, Inc.†	2,191,538
37,800	BorgWarner, Inc.	1,988,658
22,100	Buffalo Wild Wings, Inc.†	2,967,367
33,600	CBS Corp., Class B	1,797,600
81,200	Comcast Corp., Class A	4,366,936
14,600	Discovery Communications, Inc., Class A†	551,880
14,600	Discovery Communications, Inc.†	544,288
20,400	Dollar Tree, Inc.†	1,143,828
36,700	Dorman Products, Inc.†(a)	1,470,202
24,000	Finish Line, Inc., Class A	600,720
28,300	Fox Factory Holding Corp.†	438,650
20,200	Gildan Activewear, Inc.(a)	1,105,344
55,300	Harley-Davidson, Inc.	3,218,460
31,000	Hibbett Sports, Inc.†	1,321,530
33,500	Home Depot, Inc.	3,073,290
26,600	Jarden Corp.†	1,598,926
28,400	Johnson Controls, Inc.	1,249,600
25,600	LGI Homes, Inc.†	470,016
80,900	LKQ Corp.†	2,151,131
21,700	Lululemon Athletica, Inc.†(a)	911,617

Shares or Principal Amount		Value

28,400	Lumber Liquidators Holdings, Inc.†(a)	$1,629,592
5,700	Magna International, Inc.	540,987
11,000	Michael Kors Holdings Ltd.†	785,290
45,600	Movado Group, Inc.	1,507,536
24,600	Nike, Inc., Class B	2,194,320
8,400	O’Reilly Automotive, Inc.†	1,263,024
96,000	Pier 1 Imports, Inc.	1,141,440
7,100	Royal Caribbean Cruises Ltd.	477,759
37,500	Starbucks Corp.	2,829,750
21,000	Target Corp.	1,316,280
21,100	Time Warner, Inc.	1,586,931
15,800	Toll Brothers, Inc.†	492,328
35,200	Viacom, Inc., Class B	2,708,288
33,600	Walt Disney Co.	2,991,408
2,500	Whirlpool Corp.	364,125
5,500	Wyndham Worldwide Corp.	446,930

Total Common Stocks (Cost $57,910,571)		57,131,469
Collateral for Securities on Loan (9.4%)
5,485,890	State Street Navigator Prime Portfolio, 0.15%	5,485,890

Total Collateral for Securities on Loan (Cost $5,485,890)		5,485,890
Total Investments 107.0% (Cost $63,396,461)		62,617,359
Liabilities Less Other Assets (7.0)%		(4,110,697)

Net Assets 100.0%		$58,506,662

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2014.

SCHEDULE OF INVESTMENTS	13

MANAGEMENT OVERVIEW (UNAUDITED) ICON CONSUMER STAPLES FUND	Class S Class C Class A	ICLEX ICLCX ICRAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Consumer Staples Fund (the Fund) Class S returned 13.32% for the fiscal year ended September 30, 2014, while its sector-specific benchmark, the S&P Composite 1500 Consumer Staples Index, returned 16.90%, and the S&P Composite 1500 Index gained 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The broad U.S. market performed well over the course of fiscal year 2014. Performance, during the continuation of a multi-year rally, was notably impressive considering the headwinds investors faced, such as economic growth concerns internationally, especially in relation to China and Europe, and the winding down of the U.S. Federal Reserve’s quantitative easing program. Despite tapering, interest rates remained low and monetary policy continued to be accommodative. Further, the U.S. economy continued to show signs of improvement, providing a boost to domestic equity markets.

The Consumer Staples sector, however, lagged the broad U.S. market during the period. Much of the sector’s underperformance occurred early in the period as investors were cautious towards the sector for a variety of reasons including market saturation and sluggish wage growth in developed markets as well as growth concerns and currency headwinds in emerging markets. Harsh weather in the U.S. at the start of 2014 was also a factor in the sector’s returns. Investors returned to Consumer Staples in the second half of the fiscal year, however, causing the sector to outperform the broad U.S. market during this time frame.

From a valuation standpoint, we began the period with an average value-to-price (V/P) ratio for the sector of 1.05. Leadership in fiscal year 2014 was dominated by alcoholic beverage companies. The distillers & vintners and brewer industries each returned in excess of 38%. The Fund participated in the upside move in the distillers & vintners industry, but the Fund’s positioning in the brewers industry detracted from Fund performance on a relative basis. The drug retail industry also experienced solid returns during the period, however, the Fund was underweight this space for much of the year. As a result, the drug retail industry detracted the most from relative performance in fiscal year 2014.

14	MANAGEMENT OVERVIEW

Q.	How did the Fund’s composition affect performance?

A. Industry returns within the sector varied significantly, from 40% for the top-performing industry to -7% for the worst performing industry. This highlights the significant role that industry rotation can play in sector investing.

The top industry contributors to Fund performance during fiscal year 2014 were the soft drinks, tobacco, household products and packaged foods & meats industries. The food retail industry detracted from Fund performance.

From a total effect standpoint, industries that contributed to performance relative to the benchmark included personal products, distillers & vintners, household products and food distributors. Although packaged foods & meats was a key contributor to absolute performance of the Fund, stock selection caused it to detract from benchmark relative performance. Other industries that detracted from performance relative to the benchmark included drug retail and brewers.

Q.	What is your investment outlook for the Consumer Staples sector?

A.	At the end of fiscal year 2014, the Consumer Staples sector had a V/P ratio of 1.05, similar to where we started the year and indicating that our system still sees upside potential for the sector. Industries within the sector that are showing value according to our system include agricultural products and food distributors. We anticipate that the Consumer Staples sector will continue to serve as a safe haven relative to economically sensitive sectors. As always, we remain ready to reallocate and adapt as our investment system dictates.

ICON Consumer Staples Fund

Sector Composition

September 30, 2014

Consumer Staples	94.9%

94.9%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Staples Fund

Industry Composition

September 30, 2014

Packaged Foods & Meats	21.8%
Soft Drinks	15.8%
Household Products	13.2%
Food Distributors	9.6%
Agricultural Products	9.2%
Drug Retail	9.2%
Tobacco	8.5%
Brewers	4.2%
Hypermarkets & Super Centers	3.4%

94.9%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	15

ICON Consumer Staples Fund Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Staples Fund - Class S	5/9/97	13.32%	13.07%	6.31%	8.52%	1.51%	1.51%
ICON Consumer Staples Fund - Class C	9/30/10	12.17%	N/A	N/A	12.33%	2.61%	2.50%
ICON Consumer Staples Fund - Class A	9/30/10	12.99%	N/A	N/A	13.39%	1.84%	1.75%
ICON Consumer Staples Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	6.45%	N/A	N/A	11.74%	1.84%	1.75%
S&P 1500 Consumer Staples Index		16.90%	15.77%	10.97%	8.04%	N/A	N/A
S&P Composite 1500 Index		18.57%	15.79%	8.34%	7.48%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Staples Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

16	MANAGEMENT OVERVIEW

ICON Consumer Staples Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	17

ICON CONSUMER STAPLES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value

Common Stocks (94.9%)
26,100	Andersons, Inc.	$1,641,168
5,700	Boston Beer Co., Inc., Class A†(a)	1,264,032
15,800	Bunge, Ltd.	1,330,834
20,600	Church & Dwight Co., Inc.	1,445,296
28,000	Coca-Cola Co.	1,194,480
29,100	Coca-Cola Enterprises, Inc.	1,290,876
14,000	Colgate-Palmolive Co.	913,080
23,000	ConAgra Foods, Inc.	759,920
8,100	Costco Wholesale Corp.	1,015,092
22,500	CVS Caremark Corp.	1,790,775
16,900	Dr. Pepper Snapple Group, Inc.	1,086,839
19,200	Flowers Foods, Inc.	352,512
14,200	Hershey Co.	1,355,106
18,700	Ingredion, Inc.	1,417,273
14,400	J.M. Smucker Co.	1,425,456
12,700	McCormick & Co., Inc.	849,630
12,500	PepsiCo, Inc.	1,163,625
13,500	Philip Morris International, Inc.	1,125,900

Shares or Principal Amount		Value

19,200	Procter & Gamble Co.	$1,607,808
24,200	Reynolds American, Inc.	1,427,800
45,500	Tyson Foods, Inc., Class A	1,791,335
19,800	United Natural Foods, Inc.†	1,216,908
16,100	Walgreen Co.	954,247

Total Common Stocks (Cost $26,578,237)		28,419,992
Collateral for Securities on Loan (3.3%)
1,001,000	State Street Navigator Prime Portfolio, 0.15%	1,001,000

Total Collateral for Securities on Loan (Cost $1,001,000)		1,001,000
Short-Term Investments (19.8%)
$5,918,949	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	5,918,949

Total Short-Term Investments (Cost $5,918,949)		5,918,949
Total Investments 118.0% (Cost $33,498,186)		35,339,941
Liabilities Less Other Assets (18.0)%		(5,401,999)

Net Assets 100.0%		$29,937,942

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2014.

18	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON ENERGY FUND	Class S Class C Class A	ICENX ICEEX ICEAX

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ending September 30, 2014, the ICON Energy Fund Class S returned 1.92%, underperforming its sector-specific benchmark, the S&P Composite 1500 Energy Index, which returned 11.11%. The ICON Energy Fund also lagged the broad benchmark, the S&P Composite 1500 Index, which returned 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Energy sector’s underperformance relative to the broader market was particularly disappointing given ICON’s valuation readings for the sector overall. On October 1, 2013, ICON calculated a value-to-price (V/P) ratio for the Energy sector at 1.11, and ICON’s average V/P ratio for the overall market was .99 at the time. While the 11.11% rise in the Energy sector was in line with our estimation of the sector’s value, the 18.57% raise in the broader market was somewhat surprising. Both domestic oil and natural gas production continued to increase over the course of the fiscal year through the development of unconventional reserves. While this should have resulted in upward pricing pressure in the energy sector, these positive conditions appeared to be tempered by an oil price decline late in the fiscal year.

At the start of the fiscal year, Brent oil was priced at around $108 a barrel. Through most of the year oil pricing was fairly stable reaching a low of $103 in early November 2013 and a high of $115 in mid-June. Since the high, the oil price faced significant downward pressure as global economies showed signs of slowing. Additional price pressure on oil came from a strengthening U.S. dollar, which, since the end of June, has appreciated about 7.7% against a basket of major world currencies. By the end of the fiscal year, Brent fell below $95 a barrel. Prior to the end of June, the Energy sector was outpreforming the broader market. From the end of June to the end of the fiscal year the S&P Composite 1500 Energy Index fell over 9.0%, resulting in the sector lagging the broader market for the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s composition had a large impact on its relative underperformance compared to the S&P 1500 Energy Index. Over the

MANAGEMENT OVERVIEW	19

course of the fiscal year, the oil & gas equipment and services industry was the largest over weight industry in the Fund compared to the benchmark. The overweight position was based in large part on its attractive V/P readings. While the oil & gas equipment and services industry did outpace the broader S&P Composite 1500 Energy Index, up over 15% during the fiscal year, the Fund’s stock selection for the industry was a significant detractor from the Fund’s returns. Individual stocks from the industry that had attractive valuation, based on our methodology, underperformed, especially in the first half of 2014. As the price per barrel of oil reached a high of $115 in mid-June, it appeared the stocks that lead the Energy sector were trading based on momentum while the stocks with attractive valuations based on our methodology lagged notably. The net result was that the stocks selected to represent the oil & gas equipment industry in the Fund had negative returns, which was the single biggest factor in the Fund’s underperformance.

The oil & gas refining and marketing industry was the second largest overweight industry in the Fund compared to the benchmark during the fiscal year. On average, the stocks held in the Fund from this industry, were up over 35% and had a positive impact on the Fund’s performance compared to its benchmark. Additionally, the Fund held stocks from the gas utilities industry, which also had a positive effect on the Fund’s relative performance to the benchmark. However, the positive impact of holdings in these two industries was not sufficient to overcome the negative impact from the oil & gas equipment and services industry discussed earlier.

Q.	What is your investment outlook for the Energy sector?

A.	At the end of the fiscal year the average V/P ratio for the Energy sector was 1.11 while the average V/P ratio for the overall market was 1.06. As discussed earlier, the last quarter of the fiscal year saw a large drop in the price of crude oil, which, in turn, lead to downward pressure on forward looking earnings per share for companies with the most exposure to oil pricing. As a result of this negative pressure on a key component of our valuation equation in the Energy sector, the Fund has taken advantage of its ability to hold securities outside of the energy sector. The Fund, as of the end of the fiscal year, has holdings in both the gas utilities and multi-utilities industries in the Utilities sector as well as the railroads industry in the Utilities sector. Over the course of the upcoming fiscal year we are looking for sign of stabilization in forward looking earnings within the Energy sector and will reposition the Fund as our valuation methodology dictates.

20	MANAGEMENT OVERVIEW

ICON Energy Fund

Sector Composition

September 30, 2014

Energy	84.8%
Utilities	8.1%
Industrials	1.8%

94.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Energy Fund

Industry Composition

September 30, 2014

Oil & Gas Equipment & Services	36.7%
Oil & Gas Exploration & Production	29.1%
Oil & Gas Refining & Marketing	8.1%
Integrated Oil & Gas	7.2%
Gas Utilities	4.8%
Oil & Gas Drilling	3.7%
Multi-Utilities	3.3%
Railroads	1.8%

94.7%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	21

ICON Energy Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Energy Fund - Class S	11/5/97	1.92%	7.83%	10.20%	11.59%	1.29%	1.29%
ICON Energy Fund - Class C	9/30/10	0.83%	N/A	N/A	8.74%	2.35%	2.35%
ICON Energy Fund - Class A	9/30/10	1.67%	N/A	N/A	9.59%	1.61%	1.61%
ICON Energy Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-4.16%	N/A	N/A	7.98%	1.61%	1.61%
S&P 1500 Energy Index		11.11%	12.38%	11.28%	9.71%	N/A	N/A
S&P Composite 1500 Index		18.57%	15.79%	8.34%	6.74%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

22	MANAGEMENT OVERVIEW

ICON Energy Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	23

ICON ENERGY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value

Common Stocks (94.7%)
93,600	Anadarko Petroleum Corp.	$9,494,784
346,600	Atmos Energy Corp.	16,532,820
305,700	Baker Hughes, Inc.	19,888,842
297,200	Bristow Group, Inc.	19,971,840
244,600	Cameron International Corp.†	16,236,548
123,800	Chevron Corp.	14,771,816
740,200	CMS Energy Corp.	21,954,332
312,700	ConocoPhillips	23,927,804
207,400	Continental Resources, Inc.†(a)	13,787,952
218,800	Dril-Quip, Inc.†	19,560,720
275,600	EOG Resources, Inc.	27,289,912
441,200	EQT Corp.	40,387,448
345,300	Exxon Mobil Corp.	32,475,465
392,200	FMC Technologies, Inc.†	21,300,382
410,300	Halliburton Co.	26,468,453
249,400	Helmerich & Payne, Inc.	24,408,778
322,000	Laclede Group, Inc.	14,940,800
103,100	Marathon Petroleum Corp.	8,729,477
305,500	National Oilwell Varco, Inc.	23,248,550
198,800	Noble Energy, Inc.	13,589,968

Shares or Principal Amount		Value

105,800	Norfolk Southern Corp.	$11,807,280
518,800	Oceaneering International, Inc.	33,810,196
187,850	Phillips 66	15,274,083
321,300	RigNet, Inc.†	12,996,585
478,700	Schlumberger, Ltd.	48,679,003
370,800	SM Energy Co.	28,922,400
338,200	Southwestern Energy Co.†	11,820,090
210,600	Tesoro Corp.	12,842,388
360,300	Valero Energy Corp.	16,671,081
294,800	Whiting Petroleum Corp.†	22,861,740

Total Common Stocks (Cost $597,025,133)		624,651,537
Collateral for Securities on Loan (1.8%)
11,860,729	State Street Navigator Prime Portfolio, 0.15%	11,860,729

Total Collateral for Securities on Loan (Cost $11,860,729)		11,860,729
Short-Term Investments (5.7%)
$37,692,998	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	37,692,998

Total Short-Term Investments (Cost $37,692,998)		37,692,998
Total Investments 102.2% (Cost $646,578,860)		674,205,264
Liabilities Less Other Assets (2.2)%		(14,798,990)

Net Assets 100.0%		$659,406,274

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a) All or a portion of the security was on loan as of September 30, 2014.

24	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON FINANCIAL FUND	Class S Class C Class A	ICFSX ICOCX ICFAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Financial Fund (the Fund) Class S returned 7.27% for the fiscal year ending September 30, 2014, lagging both its sector-specific benchmark, the S&P Composite 1500 Financial Index, which returned 17.04%, and its broad benchmark, the S&P Composite 1500 Index, which returned 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	For most of the fiscal year the government yield curve remained relatively steep. This is generally a positive environment for the banking stocks within the Financial sector. However, most of the benefit of the steep yield curve was offset by narrow credit spreads, reducing the profitability of banking stocks that rely primarily on lending revenue. Companies in the regional banks industry were up about 12% for the fiscal year and companies in the thrifts & mortgage industry were up only about 6%. Both of these industries lagged behind the 18.57% return for the broader market.

Lending standards remained bifurcated over the fiscal year as consumer lending policies eased while mortgage lending practices remained tight. When analyzing the amount of dollars lent by segmented and credit score, low credit score mortgage loans still have not returned to pre-2008 levels. That is in stark contrast to auto lending, which has experienced a notable recovery. These tight lending practices in mortgage lending led to lower growth in the mortgage finance markets, a negative environment for the Financial sector.

Q.	How did the Fund’s composition affect performance?

A.

At the start of the fiscal year the value-to-price (V/P) ratio for the Financial sector was .93 according to our methodology, the lowest value of any sector in the market. Based on this weak valuation reading, the Fund held cash during the course of the fiscal year. Given the strong returns in the Financial sector over the fiscal year, the Fund’s cash position was the largest detractor from overall performance. While the consumer finance industry had positive returns, up over 17% during the fiscal year, the stocks from the industry selected to be held in the Fund

MANAGEMENT OVERVIEW	25

underperformed, causing the next largest detraction from the Fund’s performance relative to the benchmark. World Acceptance Corp., a consumer finance company, detracted from the Fund’s performance as it fell nearly 20% by the end of March 2014 as the Consumer Financial Protection Bureau began an inquiry into the company’s lending practices.

The Fund was overweight in the real estate services industry during the course of the fiscal year and the Fund’s holdings in that industry contributed to the Fund’s returns. The Fund’s holdings in the property & casualty insurance industry also had a positive impact on the Fund’s performance. However, the positive impact of holdings in these two industries was not enough to overcome the underperformance discussed earlier.

Q.	What is your investment outlook for the Financials sector?

A.	As of September 30, 2014, the average V/P ratio for the Financial sector was 1.11 while the average V/P ratio for the overall market was 1.06. Based on our valuation methodology, several industries in the Financial sector are attractive to our system looking forward. The real estate services, asset management & custody banks, and consumer finance industries all have V/P ratios greater than 1.20. As such, the Fund is heavily weighted in these industries. We will continue to look for opportunities in the Financial sector over the year as guided by value.

ICON Financial Fund

Sector Composition

September 30, 2014

Financial	92.8%
Information Technology	2.2%

95.0%

Percentages are based upon common stocks as a percentage of net assets.

ICON Financial Fund

Industry Composition

September 30, 2014

Asset Management & Custody Banks	21.5%
Diversified Banks	17.5%
Consumer Finance	16.8%
Regional Banks	9.9%
Real Estate Services	7.8%
Health Care REITs	5.4%
Property & Casualty Insurance	4.8%
Multi-line Insurance	4.1%
Insurance Brokers	3.0%
Data Processing & Outsourced Services	2.2%
Specialized Finance	2.0%

95.0%

Percentages are based upon common stocks as a percentage of net assets.

26	MANAGEMENT OVERVIEW

ICON Financial Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Financial Fund - Class S	7/1/97	7.27%	6.88%	-1.02%	3.79%	1.47%	1.47%
ICON Financial Fund - Class C	9/30/10	7.93%	N/A	N/A	9.23%	3.19%	2.51%
ICON Financial Fund - Class A	9/30/10	7.20%	N/A	N/A	9.72%	1.88%	1.76%
ICON Financial Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	1.02%	N/A	N/A	8.11%	1.88%	1.76%
S&P 1500 Financials Index		17.04%	11.34%	0.77%	4.14%	N/A	N/A
S&P Composite 1500 Index		18.57%	15.79%	8.34%	7.04%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	27

ICON Financial Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

28	MANAGEMENT OVERVIEW

ICON FINANCIAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value

Common Stocks (95.0%)
4,900	Affiliated Managers Group, Inc.†	$981,764
2,900	Alliance Data Systems Corp.†	719,983
16,100	American Express Co.	1,409,394
8,400	American Financial Group, Inc.	486,276
15,900	American International Group, Inc.	858,918
4,900	Aon PLC	429,583
24,400	BancorpSouth, Inc.	491,416
14,500	BB&T Corp.	539,545
17,700	Brown & Brown, Inc.	569,055
10,100	Credicorp, Ltd.	1,549,239
15,900	Discover Financial Services	1,023,801
13,400	Eaton Vance Corp.	505,582
34,500	Encore Capital Group, Inc.†(a)	1,528,695
22,000	FirstService Corp.	1,148,840
11,700	GAMCO Investors, Inc.	827,658
32,000	Glacier Bancorp, Inc.	827,520
16,700	HCP, Inc., REIT	663,157
14,700	Invesco, Ltd.	580,356
20,000	Janus Capital Group, Inc.(a)	290,800
11,100	Jones Lang LaSalle, Inc.	1,402,374
28,900	JPMorgan Chase & Co.	1,740,936
13,700	Main Street Capital Corp.	419,768
7,000	Moody’s Corp.	661,500
5,500	Northern Trust Corp.	374,165

Shares or Principal Amount		Value

13,400	Omega Healthcare Investors, Inc., REIT	$458,146
16,600	Portfolio Recovery Associates, Inc.†	867,018
34,400	SEI Investments Co.	1,243,904
8,000	Signature Bank†	896,480
4,600	SVB Financial Group†	515,614
9,400	T Rowe Price Group, Inc.	736,960
18,400	U.S. Bancorp	769,672
10,600	Ventas, Inc., REIT	656,670
21,700	Waddell & Reed Financial, Inc., Class A	1,121,673
32,800	Wells Fargo & Co.	1,701,336
10,600	World Acceptance Corp.†	715,500
21,200	WR Berkley Corp.	1,013,360
16,500	XL Group PLC	547,305

Total Common Stocks (Cost $30,739,675)		31,273,963
Collateral for Securities on Loan (5.7%)
1,860,075	State Street Navigator Prime Portfolio, 0.15%	1,860,075

Total Collateral for Securities on Loan (Cost $1,860,075)		1,860,075
Short-Term Investments (3.6%)
$1,173,764	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	1,173,764

Total Short-Term Investments (Cost $1,173,764)		1,173,764
Total Investments 104.3% (Cost $33,773,514)		34,307,802
Liabilities Less Other Assets (4.3)%		(1,410,073)

Net Assets 100.0%		$32,897,729

SCHEDULE OF INVESTMENTS	29

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2014.

REIT Real Estate Investment Trust

30	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON HEALTHCARE FUND	Class S Class C Class A	ICHCX ICHEX ICHAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Healthcare Fund (the Fund) Class S returned 32.27% for the fiscal year ended September 30, 2014, outperforming both its sector-specific benchmark, the S&P Composite1500 Health Care Index, which returned 27.47%, and its broad benchmark, the S&P Composite 1500 Index, which returned 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The broad market performed well over the past year, and the Health Care sector outperformed all other sectors in the U.S. equity market. Despite many of the ongoing geopolitical concerns and worries about the pace of economic growth, the U.S. economy has remained stronger than much of the world, which has provided a boost to the local equity markets. As the U.S. Federal Reserve winds down its quantitative easing program, interest rates remain low and monetary policy remains loose. Mergers & acquisitions in the sector, as well as ongoing advancements in biotechnology and pharmaceutical companies and industries, factored in to the sector’s gains. The Health Care sector enjoyed a relatively steady climb higher over the year with very few periods of drops in prices as a whole. The latter half of the fiscal year brought gains, but not without periods of volatility. Despite the positive gains, the sector remained overvalued according to our methodology for much of the fiscal year, which in turn resulted in cash positions being held in the Fund. Despite cash positions, our system found opportunities in a number of industries, and ultimately the Fund was able to capitalize on these opportunities and outperform the benchmark for the fiscal year.

Q.	What were the Fund’s greatest contributors/detractors?

A.

Pharmaceuticals was the greatest industry contributor to the Fund’s outperformance relative to the benchmark during the fiscal year. Despite being underweight in the pharmaceuticals industry relative to the benchmark, the Fund was able to outperform based on individual stock selection within the industry over the period. Companies like Actavis Inc. and Perrigo Co. Plc were strong contributors to relative performance. Additionally, the biotechnology industry contributed to the Fund’s relative performance, as the industry showed the best value according to

MANAGEMENT OVERVIEW	31

our methodology coming into the year and was ultimately the top performer of the ten industries within the Health Care sector. The Fund’s overweight position in the biotechnology industry relative to the benchmark and stock selection within the industry, including companies such as Biogen Idec and Gilead Sciences, contributed to the Fund’s performance.

The life sciences tools & services industry was the Fund’s largest detractor to relative performance on an industry level, as overweight positions in Covance and PerkinElmer underperformed relative to the benchmark. The health care equipment industry was also a slight detractor to relative performance from holdings in St. Jude Medical and Thoratec. Additionally, as our value metrics indicated over-priced conditions for the Health Care stocks as whole, cash was held for temporary defensive reasons. The cash position was a detractor to performance during the period.

Q.	What is your investment outlook for the Health Care sector?

A.	According to our methodology, Health Care has one of the lowest valuation readings of all the sectors in the market with a value-to-price (V/P) ratio of 1.00; in other words, we see Health Care stocks currently trading at our estimate of fair value. This relatively low value reading has been the case for most of the last year and the Fund’s cash position has been increased with the expectation that if value increases there will be better opportunities in the future. However, not all industries within the sector are over-priced. We continue to see the best upside in industries such as biotechnology, health care distributors, and life sciences tools & services. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

ICON Healthcare Fund

Sector Composition

September 30, 2014

Health Care	78.9%

78.9%

Percentages are based upon common stocks as a percentage of net assets.

ICON Healthcare Fund

Industry Composition

September 30, 2014

Pharmaceuticals	26.2%
Health Care Equipment	20.2%
Biotechnology	15.9%
Health Care Distributors	8.0%
Life Sciences Tools & Services	7.0%
Health Care Services	1.0%
Health Care Supplies	0.6%

78.9%

Percentages are based upon common stocks as a percentage of net assets.

32	MANAGEMENT OVERVIEW

ICON Healthcare Fund Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Healthcare Fund - Class S	2/24/97	32.27%	19.90%	10.44%	10.98%	1.39%	1.39%
ICON Healthcare Fund - Class C	9/30/10	30.73%	N/A	N/A	22.47%	4.42%	2.50%
ICON Healthcare Fund - Class A	9/30/10	31.72%	N/A	N/A	23.36%	1.69%	1.69%
ICON Healthcare Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	24.13%	N/A	N/A	21.54%	1.69%	1.69%
S&P 1500 Health Care Index		27.47%	20.06%	10.75%	9.47%	N/A	N/A
S&P Composite 1500 Index		18.57%	15.79%	8.34%	7.51%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	33

ICON Healthcare Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

34	MANAGEMENT OVERVIEW

ICON HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value

Common Stocks (78.9%)
155,000	AbbVie, Inc.	$8,952,800
28,775	Actavis PLC†	6,942,832
24,400	Alexion Pharmaceuticals, Inc.†	4,046,008
34,000	Allergan, Inc.	6,058,460
89,500	Baxter International, Inc.	6,423,415
21,300	Biogen Idec, Inc.†	7,046,253
15,000	Cambrex Corp.†	280,200
63,800	Cardinal Health, Inc.	4,779,896
59,800	Celgene Corp.†	5,667,844
46,000	Covance, Inc.†	3,620,200
18,000	CR Bard, Inc.	2,568,780
26,500	Cyberonics, Inc.†	1,355,740
27,000	Emergent Biosolutions, Inc.†	575,370
35,282	Gilead Sciences, Inc.†	3,755,769
52,000	Globus Medical, Inc.†	1,022,840
14,400	Jazz Pharmaceuticals PLC†	2,312,064
78,700	Johnson & Johnson	8,388,633
118,000	Lannett Co., Inc.†	5,390,240
41,000	McKesson Corp.	7,981,470
29,000	MEDNAX, Inc.†	1,589,780
101,700	Medtronic, Inc.	6,300,315
52,000	PerkinElmer, Inc.	2,267,200

Shares or Principal Amount		Value

14,100	Perrigo Co. PLC	$2,117,679
11,900	Regeneron Pharmaceuticals, Inc.†	4,290,188
107,500	St Jude Medical, Inc.	6,463,975
72,000	Stryker Corp.	5,814,000
41,000	Thermo Fisher Scientific, Inc.	4,989,700
41,000	Thoratec Corp.†	1,095,930
12,300	Valeant Pharmaceuticals International, Inc.†	1,613,760
18,000	Varian Medical Systems, Inc.†	1,442,160
22,800	West Pharmaceutical Services, Inc.	1,020,528

Total Common Stocks (Cost $117,273,334)		126,174,029
Short-Term Investments (25.7%)
$41,082,556	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	41,082,556

Total Short-Term Investments (Cost $41,082,556)		41,082,556
Total Investments 104.6% (Cost $158,355,890)		167,256,585
Liabilities Less Other Assets (4.6)%		(7,402,058)

Net Assets 100.0%		$159,854,527

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

SCHEDULE OF INVESTMENTS	35

MANAGEMENT OVERVIEW (UNAUDITED) ICON INDUSTRIALS FUND	Class S Class C Class A	ICTRX ICICX ICIAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Industrials Fund (the Fund) Class S shares returned 11.14% for the fiscal year ended September 30, 2014, while its sector-specific benchmark, the S&P 1500 Industrials Index, returned 15.27%, and the S&P Composite 1500 Index returned 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The broad U.S. market performed well over the course of fiscal year 2014. Performance this year, during the continuation of a multi-year rally, was notably impressive considering the headwinds investors faced such as economic growth concerns internationally, especially in relation to China and Europe, and the winding down of the U.S. Federal Reserve’s quantitative easing program. Despite tapering, interest rates remained low and monetary policy continued to be accommodative. Further, the U.S. economy continued to show signs of improvement, providing a boost to domestic equity markets. The Industrials sector, however, lagged the broad U.S. market during the period.

From a valuation standpoint, according to our system, we began the period with a value-to-price (V/P) ratio of 1.04 for the Industrials sector. Fiscal year 2014 saw a continuation of leadership in industries in the Industrials sector that are more closely tied to domestic economic growth, a trend that began in fiscal year 2013. Transportation-related stocks in particular were among the strongest performers in the sector and U.S. markets as a whole, during fiscal year 2014. Seeing good value in several transportation-related industries, the Fund participated in this trend thanks to overweight positions in the airlines, railroads and trucking industries. The airlines industry led the sector, as carriers have maintained capacity discipline since slashing available seats during the previous recession, resulting in better pricing power and improved growth expectations. The benchmark’s heaviest weighted industry, aerospace & defense, posted solid returns during the period. However, because we saw better values in other areas of the sector, the Fund was underweight this industry during the period. Selection effect, primarily related to aerospace & defense, was a key driver of Fund underperformance relative to the benchmark during fiscal year 2014.

36	MANAGEMENT OVERVIEW

Q.	How did the Fund’s composition affect performance?

A.	Investors clearly favored transportation-related industries during fiscal year 2014, as these industries outperformed all other industries in the sector. Indeed, airlines, railroads, and trucking each returned in excess of 28% during the period while the next closest industry returned 18%, highlighting the importance of industry allocation.

The top industry contributors to Fund performance during fiscal year 2014 included railroads, aerospace & defense, airlines, and industrial machinery. The research & consulting services and construction & engineering industries detracted from performance.

From a total effect standpoint, industries that helped the Fund relative to the benchmark included electrical components & equipment, industrial machinery, security & alarm services, railroads and trucking. Although the aerospace & defense industry was a key contributor to absolute performance of the Fund, stock selection caused it to detract from benchmark relative performance. Other industries that detracted from performance relative to the benchmark included construction & engineering and trading companies & distributors. With equity valuations appearing stretched at times during the period, a higher than average allocation to cash was used for defensive purposes, which detracted from benchmark relative performance.

Q.	What is your investment outlook for the Industrials sector?

A.	At the end of fiscal year 2014, the Industrials sector had a V/P ratio of 1.07, indicating that our system still sees upside potential for the sector. Specific industries that are showing value according to our system are airlines and railroads. We continue to look for industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we see several opportunities in the current environment and remain watchful for new prospective investments. As always we remain ready to reallocate and adapt as our investment system dictates.

MANAGEMENT OVERVIEW	37

ICON Industrials Fund

Sector Composition

September 30, 2014

Industrials	98.4%

98.4%

Percentages are based upon common stocks as a percentage of net assets.

ICON Industrials Fund

Industry Composition

September 30, 2014

Aerospace & Defense	22.2%
Railroads	16.0%
Industrial Machinery	10.8%
Airlines	9.9%
Industrial Conglomerates	8.9%
Trading Companies & Distributors	7.0%
Construction & Engineering	5.9%
Security & Alarm Services	4.3%
Construction & Farm Machinery & Heavy Trucks	3.9%
Trucking	3.8%
Diversified Support Services	3.1%
Electrical Components & Equipment	1.7%
Research & Consulting Services	0.9%

98.4%

Percentages are based upon common stocks as a percentage of net assets.

38	MANAGEMENT OVERVIEW

ICON Industrials Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Industrials Fund - Class S	5/9/97	11.14%	14.17%	7.17%	5.43%	1.46%	1.46%
ICON Industrials Fund - Class C	9/30/10	9.95%	N/A	N/A	11.65%	9.86%	2.50%
ICON Industrials Fund - Class A	9/30/10	10.81%	N/A	N/A	12.17%	2.09%	1.75%
ICON Industrials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	4.42%	N/A	N/A	10.51%	2.09%	1.75%
S&P 1500 Industrials Index		15.27%	17.38%	8.73%	7.89%	N/A	N/A
S&P Composite 1500 Index		18.57%	15.79%	8.34%	7.48%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	39

ICON Industrials Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

40	MANAGEMENT OVERVIEW

ICON INDUSTRIALS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value

Common Stocks (98.4%)
30,000	Alaska Air Group, Inc.	$1,306,200
5,700	Alliant Techsystems, Inc.	727,548
5,000	Boeing Co.	636,900
10,000	Caterpillar, Inc.	990,300
5,600	Corporate Executive Board Co.	336,392
21,700	Crane Co.	1,371,657
16,700	Curtiss-Wright Corp.	1,100,864
11,000	Danaher Corp.	835,780
50,500	Delta Air Lines, Inc.	1,825,575
10,000	Eaton Corp. PLC	633,700
15,000	Flowserve Corp.	1,057,800
15,000	Fluor Corp.	1,001,850
94,500	General Electric Co.	2,421,090
15,000	Genesee & Wyoming, Inc., Class A†	1,429,650
40,000	Healthcare Services Group, Inc.	1,144,400
5,000	Honeywell International, Inc.	465,600
12,500	Jacobs Engineering Group, Inc.†	610,250
5,500	JB Hunt Transport Services, Inc.	407,275
45,400	JetBlue Airways Corp.†	482,148
5,000	Landstar System, Inc.	360,950
4,500	Middleby Corp.†	396,585
11,300	MSC Industrial Direct Co., Inc., Class A	965,698

Shares or Principal Amount		Value

14,400	Norfolk Southern Corp.	$1,607,040
5,000	Pall Corp.	418,500
5,000	Precision Castparts Corp.	1,184,400
18,400	Primoris Services Corp.	493,856
11,900	Raytheon Co.	1,209,278
7,000	Ryder System, Inc.	629,790
5,800	Snap-on, Inc.	702,264
35,000	Tyco International, Ltd.	1,559,950
26,000	Union Pacific Corp.	2,818,920
26,100	United Technologies Corp.	2,756,160
5,300	Wabtec Corp.	429,512
5,000	WESCO International, Inc.†	391,300
4,700	WW Grainger, Inc.	1,182,755

Total Common Stocks (Cost $27,634,105)		35,891,937
Short-Term Investments (1.9%)
$680,799	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	680,799

Total Short-Term Investments (Cost $680,799)		680,799
Total Investments 100.3% (Cost $28,314,904)		36,572,736
Liabilities Less Other Assets (0.3)%		(117,091)

Net Assets 100.0%		$36,455,645

SCHEDULE OF INVESTMENTS	41

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

MANAGEMENT OVERVIEW (UNAUDITED) ICON INFORMATION TECHNOLOGY FUND	Class S Class C Class A	ICTEX ICTFX ICTTX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Information Technology Fund (the Fund) Class S shares returned 18.44% for the fiscal year ended September 30, 2014, while its sector-specific benchmark, the S&P Composite 1500 Information Technology Index, returned 27.00%, and the S&P Composite 1500 Index gained 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The broad U.S. market performed well over the course of fiscal year 2014. Performance this year, during the continuation of a multi-year rally, was notably impressive considering the headwinds investors faced such as economic growth concerns internationally, especially in relation to China and Europe, and the winding down of the U.S. Federal Reserve’s quantitative easing program. Despite tapering, interest rates remained low and monetary policy continued to be accommodative. Further, the U.S. economy continued to show signs of improvement, providing a boost to domestic equity markets. The Information Technology sector outperformed the broad U.S. market during the period.

From a valuation standpoint, according to our system, we began the period with a value-to-price (V/P) ratio of 1.04 for the Information Technology sector. The Information Technology sector was led by the technology hardware storage & peripherals industry, as Apple, the sector’s largest benchmark weight, rallied during the second half of the fiscal year on well received earnings reports and market expectations for changes to its product mix. The semiconductor industry was also amongst the sector’s leadership, driven by expectations for increases in chip demand thanks to several reasons, including advances in cloud services, mobile technology and an increasing number of everyday devices, like cars and refrigerators, becoming connected (the so-called “internet of things”). The Fund participated in the gains of the semiconductor industry; however, seeing better opportunities elsewhere in the sector, the Fund’s underweight position in Apple relative to the benchmark detracted from relative performance. The internet software & services industry was the biggest detractor to relative performance, primarily due to stock selection.

42	MANAGEMENT OVERVIEW

Q.	How did the Fund’s composition affect performance?

A.	Industry returns within the sector varied significantly, from 47% for the top-performing industry to 5% for the worst performing industry. This highlights the significant role that industry rotation can play in sector investing.

The top industry contributors to performance during fiscal year 2014 were the semiconductors, technology hardware storage & peripherals, data processing & outsourced services and electronic manufacturing services industries. The electronic equipment & instruments, application software and electronic components industries detracted from performance.

From a total effect standpoint industries that helped the Fund relative to the benchmark included the semiconductors, communications equipment, electronic manufacturing services, and IT consulting & other services industries. Industries that hurt the Fund relative to the benchmark included internet software & services, application software and electronic equipment & instruments. With equity valuations appearing stretched at times during the period, a higher than average allocation to cash was used for defensive purposes, which detracted from benchmark relative performance.

Q.	What is your investment outlook for the Information Technology sector?

A.	At the end of fiscal year 2014, the Information Technology sector had a V/P ratio of 1.08, an indication that our system still sees upside potential for the sector. According to our system, several industries are showing good value, including the technology distributors and data processing & outsourced services industries. As always, we remain ready to reallocate and adapt as our investment system dictates.

MANAGEMENT OVERVIEW	43

ICON Information Technology Fund

Sector Composition

September 30, 2014

Information Technology	98.5%

98.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Information Technology Fund

Industry Composition

September 30, 2014

Internet Software & Services	25.3%
Data Processing & Outsourced Services	18.5%
Semiconductors	10.8%
Technology Hardware, Storage & Peripherals	8.3%
Application Software	7.7%
Technology Distributors	6.5%
Systems Software	6.4%
Electronic Equipment & Instruments	4.8%
Electronic Manufacturing Services	4.0%
IT Consulting & Other Services	3.4%
Semiconductor Equipment	2.2%
Electronic Components	0.6%

98.5%

Percentages are based upon common stocks as a percentage of net assets.

44	MANAGEMENT OVERVIEW

ICON Information Technology Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Information Technology Fund - Class S	2/19/97	18.44%	11.83%	5.60%	8.07%	1.38%	1.38%
ICON Information Technology Fund - Class C	9/30/10	17.07%	N/A	N/A	12.63%	3.31%	2.50%
ICON Information Technology Fund - Class A	9/30/10	17.88%	N/A	N/A	13.41%	2.23%	1.75%
ICON Information Technology Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	11.09%	N/A	N/A	11.75%	2.23%	1.75%
S&P 1500 Information Technology Index		27.00%	15.79%	9.71%	7.40%	N/A	N/A
NASDAQ Composite Index		19.14%	16.19%	9.01%	7.00%	N/A	N/A
S&P Composite 1500 Index		18.57%	15.79%	8.34%	7.48%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	45

ICON Information Technology Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

46	MANAGEMENT OVERVIEW

ICON INFORMATION TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value

Common Stocks (98.5%)
21,500	Accenture PLC, Class A	$1,748,380
6,800	Alliance Data Systems Corp.†	1,688,236
31,000	Apple, Inc.	3,123,250
42,500	eBay, Inc.†	2,406,775
38,800	Facebook, Inc., Class A†	3,066,752
3,400	FEI Co.	256,428
4,325	Google, Inc., Class A†	2,544,873
4,325	Google, Inc., Class C†	2,497,082
12,100	Intuit, Inc.	1,060,565
25,200	j2 Global, Inc.(a)	1,243,872
23,800	Mastercard, Inc., Class A	1,759,296
18,000	MAXIMUS, Inc.	722,340
76,400	Mentor Graphics Corp.	1,565,818
54,900	Methode Electronics, Inc.	2,024,163
60,100	Micron Technology, Inc.†	2,059,026
29,500	Microsoft Corp.	1,367,620
11,900	MTS Systems Corp.	812,294
49,900	Oracle Corp.	1,910,172
21,600	OSI Systems, Inc.†	1,371,168
5,300	Rogers Corp.†	290,228
22,600	salesforce.com, Inc.†	1,300,178

Shares or Principal Amount		Value

35,277	ScanSource, Inc.†	$1,220,231
60,400	Skyworks Solutions, Inc.	3,506,220
9,400	Stratasys Ltd.† (a)	1,135,332
32,900	SYNNEX Corp.†	2,126,327
57,400	Teradyne, Inc.	1,112,986
57,000	Total System Services, Inc.	1,764,720
16,845	Visa, Inc., Class A	3,594,218
21,300	VistaPrint NV† (a)	1,167,027

Total Common Stocks (Cost $38,076,485)		50,445,577
Collateral for Securities on Loan (3.4%)
1,717,622	State Street Navigator Prime Portfolio, 0.15%	1,717,622

Total Collateral for Securities on Loan (Cost $1,717,622)		1,717,622
Short-Term Investments (1.6%)
$860,383	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	860,383

Total Short-Term Investments (Cost $860,383)		860,383
Total Investments 103.5% (Cost $40,654,490)		53,023,582
Liabilities Less Other Assets (3.5)%		(1,804,435)

Net Assets 100.0%		$51,219,147

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2014.

SCHEDULE OF INVESTMENTS	47

MANAGEMENT OVERVIEW (UNAUDITED) ICON MATERIALS FUND	Class S Class C Class A	ICBMX ICBCX ICBAX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Materials Fund returned 12.85% for the fiscal year ended September 30, 2014, while its sector-specific benchmark, the S&P Composite 1500 Materials Index, returned 18.72%, and the S&P Composite 1500 Index gained 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Fiscal year 2014 was a strong year for the U.S. equity market across the board as the market generally continued the bull market rally that began over 5 years ago. The market advance was rather impressive as it continued to move higher despite numerous headwinds; a continued economic slowdown in both emerging market economies and Europe, a reduction in the amount of monetary stimulus provided by the Federal Reserve, and less attractive equity valuations to name a few. The Materials sector was no exception as investors bid up prices in this highly cyclical segment of the market to produce returns in excess of 18% for the sector as a whole.

According to our valuation methodology, we began fiscal year 2014 with an average value-to-price (V/P) ratio for the Materials Sector of 1.10, indicating we anticipated approximately 10% of upside in the sector over the next 9 to 12 months. However, due to the combination of rising forward looking growth rates and declining interest rates (making equities relatively more attractive according to our system) we generally saw prices remain below our estimate of fair value even as the sector continued to rise. After the market jumped out of the gate during the first few months of the fiscal year, we began to see equity valuations as closer to fair valued. While the sector as a whole seemed to be priced for perfection, our system continued to see certain industries that stood out as attractive opportunities. These opportunities were consistent with a recent theme that has emerged in the Materials sector over the last couple years, with revenues more directly tied to domestic economic growth rather than emerging market economies. Examples of this theme were seen in industries such as niche based commodity chemicals, construction materials, and diversified chemicals.

48	MANAGEMENT OVERVIEW

Finally, while many investors continue to believe the gold mining segment of the economy will produce a hedge against inflationary pressures and global expansionary monetary policy, the gold mining industry continued to disappoint, producing a second straight year of negative overall returns. We were able to avoid the negative overall returns from this industry as our valuations continued to steer us away from this segment of the market throughout the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	Individual industry returns for the industries in the Materials sector varied wildly over the course of fiscal year 2014. The best performing industry was up over 45% while the worst was down almost 7%. This divergence highlights why we believe industry rotation is so important within a volatile sector such as Materials. Additionally, variation in industry returns shows how industry allocation can drive the majority of returns over the course of the year.

The top industry contributors to the Fund’s performance during fiscal year 2014 were commodity chemicals, diversified chemicals, specialty chemicals, paper products, and fertilizers & agricultural chemicals.

There was only one absolute industry detractor from the Fund’s performance during fiscal year 2014 – paper packaging. However, the Fund’s relative positioning in diversified chemicals, cash allocations, and specialty chemicals resulted in the Fund underperforming the benchmark. The diversified chemicals and specialty chemicals industries were both contributors to overall performance and detractors from performance relative to the benchmark. This situation stems from incorrect stock selection effect, as holdings within the Fund underperformed the benchmark. Additionally, a larger than average cash allocation, stemming from some defensive posturing during the first half of calendar quarter 2014 as equity valuations seemed stretched based on our methodology, detracted from performance.

Q.	What is your investment outlook for the Materials sector?

A.

At the close of the fiscal year, the Materials sector had an overall average V/P ratio of 1.13, indicating that we see upside opportunity within the sector as a whole. Towards the end of the year the overall market saw an increase in volatility, which was exaggerated in this heavily cyclical segment of the market. Based on our valuations this volatility is presenting us with opportunity rather than something to be concerned about over the long term. At the industry level, both current valuations and forward-looking growth estimates remain attractive

MANAGEMENT OVERVIEW	49

according to our system in select chemical based companies. Continued weakness in industrial commodity industries over the course of fiscal year 2014 could mean future return possibility, however we remain cautious on this segment of the market as forward looking earnings estimates remain depressed.

ICON Materials Fund

Sector Composition

September 30, 2014

Materials	94.4%
Industrials	1.1%

95.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Materials Fund

Industry Composition

September 30, 2014

Specialty Chemicals	20.6%
Commodity Chemicals	15.9%
Diversified Chemicals	15.8%
Paper Packaging	11.8%
Fertilizers & Agricultural Chemicals	8.8%
Paper Products	8.1%
Diversified Metals & Mining	4.8%
Construction Materials	4.5%
Steel	2.8%
Industrial Gases	1.3%
Railroads	1.1%

95.5%

Percentages are based upon common stocks as a percentage of net assets.

50	MANAGEMENT OVERVIEW

ICON Materials Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Materials Fund - Class S	5/5/97	12.85%	12.12%	9.90%	5.35%	1.45%	1.45%
ICON Materials Fund - Class C	9/30/10	11.56%	N/A	N/A	10.46%	4.12%	2.50%
ICON Materials Fund - Class A	9/30/10	12.47%	N/A	N/A	11.27%	2.02%	1.75%
ICON Materials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	5.97%	N/A	N/A	9.65%	2.02%	1.75%
S&P 1500 Materials Index		18.72%	13.84%	9.28%	7.38%	N/A	N/A
S&P Composite 1500 Index		18.57%	15.79%	8.34%	7.44%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	51

ICON Materials Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

52	MANAGEMENT OVERVIEW

ICON MATERIALS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value
Common Stocks (95.5%)
23,000	Ashland, Inc.	$2,394,300
95,000	Avery Dennison Corp.	4,241,750
15,000	Bemis Co., Inc.	570,300
50,000	Cabot Corp.	2,538,500
50,000	Calgon Carbon Corp.†	969,000
35,000	Celanese Corp.	2,048,200
40,000	Clearwater Paper Corp.†	2,404,400
90,000	Dow Chemical Co.	4,719,600
45,000	E.I. du Pont de Nemours & Co.	3,229,200
45,000	Eagle Materials, Inc.	4,582,350
25,000	Eastman Chemical Co.	2,022,250
40,000	Ecolab, Inc.	4,593,200
60,000	FMC Corp.	3,431,400
150,000	Freeport-McMoRan, Inc.	4,897,500
240,000	Graphic Packaging Holding Co.†	2,983,200
40,000	HB Fuller Co.	1,588,000
45,000	Innospec, Inc.	1,615,500
85,000	International Paper Co.	4,057,900
302,800	Landec Corp.†	3,709,300
80,000	LSB Industries, Inc.†	2,856,800
75,000	LyondellBasell Industries, Class A	8,149,500

Shares or Principal Amount		Value
65,000	Methanex Corp.	$4,342,000
80,000	Monsanto Co.	9,000,800
20,000	Nucor Corp.	1,085,600
37,000	Packaging Corp. of America	2,361,340
85,000	PH Glatfelter Co.	1,865,750
10,000	Praxair, Inc.	1,290,000
25,000	Reliance Steel & Aluminum Co.	1,710,000
40,000	Rock-Tenn Co., Class A	1,903,200
20,000	Sherwin-Williams Co.	4,379,800
10,000	Union Pacific Corp.	1,084,200
10,000	Valspar Corp.	789,900
5,000	Westlake Chemical Corp.	432,950

Total Common Stocks (Cost $80,560,716)		97,847,690
Short-Term Investments (4.5%)
$4,641,240	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	4,641,240

Total Short-Term Investments (Cost $4,641,240)		4,641,240
Total Investments 100.0% (Cost $85,201,956)		102,488,930
Other Assets Less Liabilities 0.0%		25,186

Net Assets 100.0%		$102,514,116

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

SCHEDULE OF INVESTMENTS	53

MANAGEMENT OVERVIEW (UNAUDITED) ICON UTILITIES FUND	Class S Class C Class A	ICTUX ICTZX ICTVX

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Utilities Fund (the Fund) Class S returned 12.69% for the fiscal year ending September 30, 2014, lagging both its sector-specific benchmark, the S&P Composite 1500 Utilities Index, which returned 15.91%, and its broad benchmark, the S&P Composite 1500 Index, which returned 18.57%. Total returns for other periods and additional Class shares as of September 30, 2014, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Given the non-cyclical nature of the Utilities sector, it is not surprising that it lagged the broader market in such a strong up-market. When comparing the sector’s monthly five-year beta to the S&P Composite 1500’s, the resulting beta was less than .5. The Utilities sector was able to generate stronger than expected returns in part because of falling interest rates over the course of the first three quarters of calendar year 2014. As of December 31, 2013, the 10-year U.S. Treasury yield was about 3%. By September 31, 2014, this yield had fallen to 2.49%. On average, as of the end of the fiscal year 2014, the dividend yield for stocks we track in the Utilities sector was 3.7%, making them an attractive alternative to treasuries from a yield stand-point.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s underweight in the electric utilities industry was the largest detractor to the Fund’s performance relative to the benchmark. Out of all the industries in the Utilities sector, this industry had the strongest performance, returning over 16% during the fiscal year. Additionally, the Fund’s stock selection detracted from the Fund’s performance relative to the benchmark. UIL Holdings Company (UIL) was the largest detractor from performance. As February 2014 came to a close, UIL was the winning bidder for the buyout of Philadelphia Gas as it looked to expand into gas distribution. This move was not well received by investors as the stock fell more than 12% over 5 trading days after the announcement. Performance of this stock alone explains the majority of the Fund’s underperformance in the electrical utilities industry relative to the benchmark.

54	MANAGEMENT OVERVIEW

Q.	What is your investment outlook for the Utilities sector?

A.	As of September 30, 2014, according to our valuation methodology the Utilities sector had the highest value-to-price (V/P) ratio of all the sectors we track. We believe this V/P ratio, coupled with downward pressure on the 10-year U.S. Treasury, should provide a positive environment for the sector. The electrical utilities industry continues to look attractive to our system with a V/P ratio of 1.16. Given this valuation, the Fund is overweight in the electrical utilities industry. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

ICON Utilities Fund

Sector Composition

September 30, 2014

Utilities	89.8%
Telecommunication	7.8%

97.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Utilities Fund

Industry Composition

September 30, 2014

Electric Utilities	64.2%
Multi-Utilities	19.6%
Integrated Telecommunication Services	7.8%
Gas Utilities	6.0%

97.6%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	55

ICON Utilities Fund

Average Annual Total Return

as of September 30, 2014

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Utilities Fund - Class S	7/9/97	12.69%	10.85%	8.25%	7.95%	1.62%	1.51%
ICON Utilities Fund - Class C	9/30/10	11.59%	N/A	N/A	9.74%	2.47%	2.47%
ICON Utilities Fund - Class A	9/30/10	12.44%	N/A	N/A	10.42%	1.74%	1.74%
ICON Utilities Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	5.91%	N/A	N/A	8.78%	1.74%	1.74%
S&P 1500 Utilities Index		15.91%	12.64%	9.74%	7.90%	N/A	N/A
S&P Composite 1500 Index		18.57%	15.79%	8.34%	6.94%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

56	MANAGEMENT OVERVIEW

ICON Utilities Fund

Value of a $10,000 Investment

through September 30, 2014

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	57

ICON UTILITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Shares or Principal Amount		Value
Common Stocks (97.6%)
34,600	ALLETE, Inc.	$1,535,894
11,700	Ameren Corp.	448,461
18,000	American Electric Power Co., Inc.	939,780
11,600	Atmos Energy Corp.	553,320
19,800	BCE, Inc.	846,648
16,100	Cleco Corp.	775,215
69,800	CMS Energy Corp.	2,070,268
12,000	DTE Energy Co.	912,960
28,600	Duke Energy Corp.	2,138,422
44,400	Great Plains Energy, Inc.	1,073,148
51,300	Hawaiian Electric Industries, Inc.(a)	1,362,015
21,800	ITC Holdings Corp.	776,734
17,400	Laclede Group, Inc.	807,360
7,700	NextEra Energy, Inc.	722,876
32,800	Northeast Utilities	1,453,040
31,800	Portland General Electric Co.	1,021,416
20,400	SCANA Corp.	1,012,044
31,500	UIL Holdings Corp.	1,115,100

Shares or Principal Amount		Value
18,600	Verizon Communications, Inc.	$929,814
28,500	Westar Energy, Inc.	972,420
22,100	Xcel Energy, Inc.	671,840

Total Common Stocks (Cost $22,215,696)		22,138,775
Collateral for Securities on Loan (4.3%)
973,779	State Street Navigator Prime Portfolio, 0.15%	973,779

Total Collateral for Securities on Loan (Cost $973,779)		973,779
Short-Term Investments (3.4%)
$780,465	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/14	780,465

Total Short-Term Investments (Cost $780,465)		780,465
Total Investments 105.3% (Cost $23,969,940)		23,893,019
Liabilities Less Other Assets (5.3)%		(1,209,730)

Net Assets 100.0%		$22,683,289

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2014.

58	SCHEDULE OF INVESTMENTS

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STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Assets
Investments, at cost	$63,396,461	$33,498,186	$646,578,860

Investments, at value†	62,617,359	35,339,941	674,205,264
Receivables:
Fund shares sold	102,901	4,045	680,334
Investments sold	4,388,112	-	5,076,871
Dividends	39,017	53,185	298,895
Expense reimbursements due from Adviser	1,522	1,506	-
Foreign tax reclaims	-	-	14,318
Other assets	15,286	10,179	98,480

Total Assets	67,164,197	35,408,856	680,374,162

Liabilities
Payables:
Due to custodian bank	2,381,726	-	-
Expense recoupment due to adviser	-	828	-
Investments purchased	614,563	4,396,720	7,210,847
Payable for collateral received on securities loaned	5,485,890	1,001,000	11,860,729
Fund shares redeemed	66,164	4,707	901,554
Advisory fees	53,021	20,532	565,820
Accrued distribution fees	985	1,762	20,823
Fund accounting fees	2,000	825	23,266
Transfer agent fees	16,479	10,731	224,086
Administration fees	2,639	1,023	28,569
Trustee fees	1,293	1,175	22,948
Accrued expenses	32,775	31,611	109,246

Total Liabilities	8,657,535	5,470,914	20,967,888

Net Assets - all share classes	$58,506,662	$29,937,942	$659,406,274

Net Assets - Class S	$55,476,066	$25,730,527	$615,541,401

Net Assets - Class C	$539,069	$1,467,393	$17,169,864

Net Assets - Class A	$2,491,527	$2,740,022	$26,695,009

60	FINANCIAL STATEMENTS

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Net Assets Consist of
Paid-in capital	$51,825,984	$24,033,956	$546,809,684
Accumulated undistributed net investment income/(loss)	-	228,467	2,197,918
Accumulated undistributed net realized gain/(loss)	7,459,780	3,833,764	82,772,268
Unrealized appreciation/(depreciation)	(779,102)	1,841,755	27,626,404

Net Assets	$58,506,662	$29,937,942	$659,406,274

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,567,138	2,227,195	27,598,252
Class C	36,225	130,062	789,680
Class A	163,443	236,642	1,202,744
Net asset value (offering and redemption price per share)
Class S	$15.55	$11.55	$22.30
Class C	$14.88	$11.28	$21.74
Class A	$15.24	$11.58	$22.20
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$16.17	$12.29	$23.55

† Includes securities on loan of	$5,283,138	$975,744	$11,224,217

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	61

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Assets
Investments, at cost	$33,773,514	$158,355,890	$28,314,904

Investments, at value†	34,307,802	167,256,585	36,572,736
Cash	-	2,673,608	-
Receivables:
Fund shares sold	49,267	400,599	3,919
Investments sold	551,403	-	-
Dividends	14,684	114,186	48,376
Expense reimbursements due from Adviser	1,109	1,681	1,574
Foreign tax reclaims	335	4,433	-
Other assets	9,165	22,571	10,293

Total Assets	34,933,765	170,473,663	36,636,898

Liabilities
Payables:
Expense recoupment due to adviser	15,619	-	26
Investments purchased	-	10,386,109	-
Payable for collateral received on securities loaned	1,860,075	-	-
Fund shares redeemed	94,181	23,204	106,087
Advisory fees	28,012	121,959	31,237
Accrued distribution fees	232	1,414	284
Fund accounting fees	1,142	4,498	1,248
Transfer agent fees	7,044	33,748	8,763
Administration fees	1,394	6,071	1,555
Trustee fees	513	3,522	1,147
Accrued expenses	27,824	38,611	30,906

Total Liabilities	2,036,036	10,619,136	181,253

Net Assets - all share classes	$32,897,729	$159,854,527	$36,455,645

Net Assets - Class S	$32,285,671	$148,260,258	$35,883,063

Net Assets - Class C	$70,655	$716,063	$274,576

Net Assets - Class A	$541,403	$10,878,206	$298,006

62	FINANCIAL STATEMENTS

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Net Assets Consist of
Paid-in capital	$121,097,153	$120,688,639	$54,514,640
Accumulated undistributed net investment income/(loss)	(14,823)	-	16,629
Accumulated undistributed net realized gain/(loss)	(88,718,889)	30,265,193	(26,333,456)
Unrealized appreciation/(depreciation)	534,288	8,900,695	8,257,832

Net Assets	$32,897,729	$159,854,527	$36,455,645

Shares outstanding (unlimited shares authorized, no par value)
Class S	4,122,090	6,614,197	3,075,594
Class C	9,105	33,525	24,137
Class A	68,608	494,296	25,731
Net asset value (offering and redemption price per share)
Class S	$7.83	$22.42	$11.67
Class C	$7.76	$21.36	$11.38
Class A	$7.89	$22.01	$11.58
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$8.37	$23.35	$12.29

† Includes securities on loan of	$1,801,771	$-	$-

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	63

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

	ICON Information Technology Fund	ICON Materials Fund	ICON Utilities Fund
Assets
Investments, at cost	$40,654,490	$85,201,956	$23,969,940

Investments, at value†	53,023,582	102,488,930	23,893,019
Cash	-	89	-
Receivables:
Fund shares sold	2,961	126,556	15,677
Investments sold	-	-	520,731
Dividends	5,700	89,251	104,463
Expense reimbursements due from Adviser	1,767	1,906	6,417
Foreign tax reclaims	-	-	4,916
Other assets	13,657	19,357	15,542

Total Assets	53,047,667	102,726,089	24,560,765

Liabilities
Payables:
Expense recoupment due to adviser	77	-	29
Investments purchased	-	-	785,732
Payable for collateral received on securities loaned	1,717,622	-	973,779
Fund shares redeemed	8,368	48,788	25,953
Distributions due to shareholders	-	-	25,152
Advisory fees	42,498	86,180	18,995
Accrued distribution fees	414	2,268	2,412
Fund accounting fees	1,742	3,366	888
Transfer agent fees	18,793	26,909	10,954
Administration fees	2,115	4,290	945
Trustee fees	2,074	2,701	1,063
Accrued expenses	34,817	37,471	31,574

Total Liabilities	1,828,520	211,973	1,877,476

Net Assets - all share classes	$51,219,147	$102,514,116	$22,683,289

Net Assets - Class S	$50,363,013	$93,609,807	$17,920,396

Net Assets - Class C	$401,485	$674,573	$2,246,296

Net Assets - Class A	$454,649	$8,229,736	$2,516,597

64	FINANCIAL STATEMENTS

	ICON Information Technology Fund	ICON Materials Fund	ICON Utilities Fund
Net Assets Consist of
Paid-in capital	$46,102,319	$94,613,540	$23,863,332
Accumulated undistributed net investment income/(loss)	(288,745)	208,261	36,466
Accumulated undistributed net realized gain/(loss)	(6,963,519)	(9,594,659)	(1,139,450)
Unrealized appreciation/(depreciation)	12,369,092	17,286,974	(77,059)

Net Assets	$51,219,147	$102,514,116	$22,683,289

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,717,030	6,203,981	2,267,100
Class C	30,969	45,661	288,298
Class A	34,124	550,161	322,282
Net asset value (offering and redemption price per share)
Class S	$13.55	$15.09	$7.90
Class C	$12.96	$14.77	$7.79
Class A	$13.32	$14.96	$7.81
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$14.13	$15.87	$8.29

† Includes securities on loan of	$1,700,882	$-	$948,764

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	65

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2014

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Investment Income
Interest	$523	$65	$2,673
Dividends	407,875	886,494	12,789,785
Income from securities lending, net	15,266	81	71,367
Foreign taxes withheld	(571)	-	(71,026)

Total Investment Income	423,093	886,640	12,792,799

Expenses
Advisory fees	429,672	371,349	7,243,379
Distribution fees:
Class C	5,430	16,389	173,021
Class A	6,623	6,629	72,811
Fund accounting fees	8,761	7,579	150,028
Transfer agent fees	83,439	65,873	1,176,371
Administration fees	21,406	18,503	366,841
Custody fees	3,847	2,230	22,223
Registration fees:
Class S	14,337	13,011	41,712
Class C	7,111	5,672	19,970
Class A	2,866	2,960	5,199
Insurance expense	7,056	4,786	73,100
Trustee fees and expenses	4,383	4,532	86,822
Audit and tax service expense	25,995	28,624	29,861
Interest expense	1,098	16	88
Recoupment of previously reimbursed expenses	-	828	-
Other expenses	25,779	26,405	245,830

Total expenses before expense reimbursement	647,803	575,386	9,707,256
Expense reimbursement by Adviser due to expense limitation agreement	(5,663)	(11,844)	-

Net Expenses	642,140	563,542	9,707,256

Net Investment Income/(Loss)	(219,047)	323,098	3,085,543

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	8,557,188	4,345,596	92,781,397
Foreign currency	-	-	(10,055)
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(6,120,506)	(319,405)	(79,071,399)

Net realized and unrealized gain/(loss)	2,436,682	4,026,191	13,699,943

Net Increase/(Decrease) in Net Assets Resulting From Operations	$2,217,635	$4,349,289	$16,785,486

The accompanying notes are an integral part of the financial statements.

66	FINANCIAL STATEMENTS

ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund	ICON Information Technology Fund	ICON Materials Fund	ICON Utilities Fund

$324	$2,580	$294	$542	$2,646	$41
243,196	940,023	548,646	550,013	1,430,500	1,468,937
10,663	23,893	351	4,097	2,262	20,795
(543)	(3,676)	-	(2,678)	(3,713)	(20,037)

253,640	962,820	549,291	551,974	1,431,695	1,469,736

175,399	1,156,155	370,170	659,210	880,576	335,794

741	4,088	2,111	3,635	4,809	26,326
2,482	8,159	1,654	2,312	14,343	5,781
3,573	23,540	7,552	13,471	17,901	6,850
39,600	209,036	52,731	115,945	149,046	63,672
8,736	57,605	18,445	32,851	43,870	16,732
3,619	5,736	2,059	3,340	3,568	2,192

14,704	19,789	13,166	15,235	14,535	12,546
3,407	7,947	5,399	6,616	8,109	6,078
2,883	3,853	1,359	2,010	2,833	3,675
4,624	12,604	3,970	8,631	5,754	3,750
1,251	12,996	4,374	8,324	9,800	4,059
25,856	26,415	25,992	26,180	27,553	29,907
-	-	-	1,208	142	1,296
1,287	-	1,152	1,095	6,048	2,254
11,450	42,347	23,351	35,068	42,595	25,353

299,612	1,590,270	533,485	935,131	1,231,482	546,265
(33,291)	(7,400)	(7,089)	(7,936)	(8,051)	(9,172)

266,321	1,582,870	526,396	927,195	1,223,431	537,093

(12,681)	(620,050)	22,895	(375,221)	208,264	932,643

1,405,808	35,568,937	4,402,317	17,646,371	5,734,068	3,461,225
-	-	(2)	-	-	(355)

(493,598)	(5,261,635)	(368,853)	(6,490,713)	3,387,627	(41,712)

912,210	30,307,302	4,033,462	11,155,658	9,121,695	3,419,158

$899,529	$29,687,252	$4,056,357	$10,780,437	$9,329,959	$4,351,801

FINANCIAL STATEMENTS	67

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
Operations
Net investment income/(loss)	$(219,047)	$(144,778)	$323,098	$747,097
Net realized gain/(loss)	8,557,188	17,367,080	4,345,596	5,151,989
Change in net unrealized appreciation/(depreciation)	(6,120,506)	(5,298,877)	(319,405)	(1,187,254)

Net increase/(decrease) in net assets resulting from operations	2,217,635	11,923,425	4,349,289	4,711,832

Dividends and Distributions to Shareholders
Net investment income
Class S	-	(107,081)	(90,346)	(705,385)
Class C	-	-	-	(14,925)
Class A	-	-	(4,612)	(34,332)
Net realized gains
Class S	-	-	(3,012,548)	-
Class C	-	-	(170,527)	-
Class A	-	-	(227,301)	-

Net decrease from dividends and distributions	-	(107,081)	(3,505,334)	(754,642)

Fund Share Transactions
Shares sold
Class S	41,907,118	43,652,744	10,374,445	21,836,090
Class C	145,190	401,289	509,133	813,655
Class A	940,301	4,395,182	453,023	3,932,331
Reinvested dividends and distributions
Class S	-	105,010	3,053,902	692,727
Class C	-	-	44,192	4,317
Class A	-	-	194,753	29,553
Shares repurchased
Class S	(28,297,795)	(73,391,087)	(22,245,087)	(30,093,447)
Class C	(106,466)	(36,831)	(839,836)	(124,117)
Class A	(3,354,387)	(1,812,004)	(745,674)	(2,752,989)

Net increase/(decrease) from fund share transactions	11,233,961	(26,685,697)	(9,201,149)	(5,661,880)

Total net increase/(decrease) in net assets	13,451,596	(14,869,353)	(8,357,194)	(1,704,690)
Net Assets
Beginning of year	45,055,066	59,924,419	38,295,136	39,999,826

End of year	$58,506,662	$45,055,066	$29,937,942	$38,295,136

68	FINANCIAL STATEMENTS

ICON Energy Fund		ICON Financial Fund		ICON Healthcare Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$3,085,543	$5,159,129	$(12,681)	$281,353	$(620,050)	$130,524
92,771,342	51,204,122	1,405,808	12,374,185	35,568,937	26,892,462

(79,071,399)	51,972,292	(493,598)	(2,638,068)	(5,261,635)	68,512

16,785,486	108,335,543	899,529	10,017,470	29,687,252	27,091,498

(1,893,617)	(7,939,013)	(278,278)	(212,181)	(127,305)	(960,315)
-	(40,680)	-	(2,641)	-	(830)
(21,999)	(198,437)	-	(87,060)	(3,215)	(4,814)

(19,835,437)	-	-	-	(28,562,135)	-
(474,214)	-	-	-	(77,969)	-
(826,812)	-	-	-	(1,764,297)	-

(23,052,079)	(8,178,130)	(278,278)	(301,882)	(30,534,921)	(965,959)

167,382,750	198,302,565	25,626,071	29,654,752	103,467,905	43,127,373
5,878,324	6,783,056	76,434	243,546	472,054	146,690
10,311,595	17,708,600	232,046	819,285	17,798,680	11,232,441

20,337,410	7,493,213	264,618	206,388	26,680,676	908,195
353,636	32,808	-	2,641	56,771	494
691,659	156,316	-	71,977	1,607,097	3,781

(226,299,050)	(208,619,981)	(5,998,164)	(54,045,138)	(74,118,289)	(77,710,064)
(3,329,355)	(1,988,902)	(314,733)	(4,217)	(88,793)	(28,984)
(10,095,019)	(10,731,767)	(695,372)	(10,555,135)	(11,351,623)	(9,058,937)

(34,768,050)	9,135,908	19,190,900	(33,605,901)	64,524,478	(31,379,011)

(41,034,643)	109,293,321	19,812,151	(23,890,313)	63,676,809	(5,253,472)

700,440,917	591,147,596	13,085,578	36,975,891	96,177,718	101,431,190

$659,406,274	$700,440,917	$32,897,729	$13,085,578	$159,854,527	$96,177,718

FINANCIAL STATEMENTS	69

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
Transactions in Fund Shares
Shares sold
Class S	2,651,639	3,395,262	915,468	2,043,041
Class C	9,556	30,502	45,827	76,170
Class A	61,458	332,826	39,755	342,500
Reinvested dividends and distributions
Class S	-	9,147	282,148	64,320
Class C	-	-	4,161	403
Class A	-	-	17,945	2,678
Shares repurchased
Class S	(1,835,870)	(5,587,832)	(1,993,855)	(2,766,875)
Class C	(7,003)	(2,785)	(77,614)	(11,686)
Class A	(227,736)	(135,510)	(65,428)	(247,161)

Net increase/(decrease)	652,044	(1,958,390)	(831,593)	(496,610)

Shares outstanding, beginning of year	3,114,762	5,073,152	3,425,492	3,922,102

Shares outstanding, end of year	3,766,806	3,114,762	2,593,899	3,425,492

Accumulated undistributed net investment income/(loss)	$-	$(144,779)	$228,467	$327

The accompanying notes are an integral part of the financial statements.

70	FINANCIAL STATEMENTS

ICON Energy Fund		ICON Financial Fund		ICON Healthcare Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

7,232,880	9,319,960	3,271,278	4,375,423	4,720,711	2,183,690
259,250	319,293	9,829	40,854	22,892	7,542
444,640	838,402	29,716	124,095	782,634	584,040

893,167	401,996	34,681	34,227	1,412,423	51,749
15,794	1,776	-	450	3,126	29
30,456	8,404	-	12,036	86,357	217

(9,726,177)	(10,092,638)	(771,690)	(7,408,147)	(3,675,631)	(3,826,521)
(146,695)	(97,341)	(41,878)	(582)	(4,505)	(1,548)
(435,607)	(511,867)	(88,044)	(1,557,301)	(545,685)	(435,642)

(1,432,292)	187,985	2,443,892	(4,378,945)	2,802,322	(1,436,444)

31,022,968	30,834,983	1,755,911	6,134,856	4,339,696	5,776,140

29,590,676	31,022,968	4,199,803	1,755,911	7,142,018	4,339,696

$2,197,918	$1,301,971	$(14,823)	$278,277	$-	$130,520

FINANCIAL STATEMENTS	71

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Industrials Fund		ICON Information Technology Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
Operations
Net investment income/(loss)	$22,895	$205,307	$(375,221)	$(170,402)
Net realized gain/(loss)	4,402,315	5,370,830	17,646,371	5,389,992
Change in net unrealized appreciation/(depreciation)	(368,853)	3,471,242	(6,490,713)	(1,444,372)

Net increase/(decrease) in net assets resulting from operations	4,056,357	9,047,379	10,780,437	3,775,218

Dividends and Distributions to Shareholders
Net investment income
Class S	(197,919)	(420,405)	-	-
Class C	(974)	-	-	-
Class A	-	(217)	-	-

Net decrease from dividends and distributions	(198,893)	(420,622)	-	-

Fund Share Transactions
Shares sold
Class S	11,135,221	7,173,504	8,709,140	17,162,900
Class C	221,178	74,596	92,744	181,126
Class A	212,076	4,283,513	248,732	2,303,876
Reinvested dividends and distributions
Class S	194,267	414,890	-	-
Class C	803	-	-	-
Class A	-	175	-	-
Shares repurchased
Class S	(13,559,727)	(21,215,368)	(42,697,099)	(30,428,290)
Class C	(43,871)	(6,000)	(63,858)	(177,556)
Class A	(4,380,352)	(328,907)	(2,347,174)	(1,345,123)

Net increase/(decrease) from fund share transactions	(6,220,405)	(9,603,597)	(36,057,515)	(12,303,067)

Total net increase/(decrease) in net assets	(2,362,941)	(976,840)	(25,277,078)	(8,527,849)
Net Assets
Beginning of year	38,818,586	39,795,426	76,496,225	85,024,074

End of year	$36,455,645	$38,818,586	$51,219,147	$76,496,225

72	FINANCIAL STATEMENTS

ICON Materials Fund		ICON Utilities Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$208,264	$347,887	$932,643	$868,173
5,734,068	3,216,292	3,460,870	4,937,104

3,387,627	7,021,570	(41,712)	(2,498,233)

9,329,959	10,585,749	4,351,801	3,307,044

(335,560)	(562,814)	(783,820)	(720,511)
-	(522)	(49,984)	(63,357)
(12,325)	(6,559)	(65,419)	(86,104)

(347,885)	(569,895)	(899,223)	(869,972)

43,480,999	38,528,676	3,908,224	34,316,231
465,892	39,207	105,014	94,411
6,611,987	3,429,905	1,191,616	817,380

301,996	518,793	748,212	654,271
-	473	11,949	19,963
11,008	5,232	52,883	46,543

(24,468,828)	(24,745,973)	(18,863,423)	(31,490,277)
(48,417)	(51,875)	(957,637)	(715,484)
(705,580)	(2,218,510)	(1,319,199)	(5,719,639)

25,649,057	15,505,928	(15,122,361)	(1,976,601)

34,631,131	25,521,782	(11,669,783)	460,471

67,882,985	42,361,203	34,353,072	33,892,601

$102,514,116	$67,882,985	$22,683,289	$34,353,072

FINANCIAL STATEMENTS	73

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Industrials Fund		ICON Information Technology Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013
Transactions in Fund Shares
Shares sold
Class S	968,544	770,135	675,116	1,627,939
Class C	19,526	7,472	7,757	17,981
Class A	17,942	426,449	19,562	204,149
Reinvested dividends and distributions
Class S	17,330	49,628	-	-
Class C	73	-	-	-
Class A	-	21	-	-
Shares repurchased
Class S	(1,168,317)	(2,361,282)	(3,413,938)	(2,944,037)
Class C	(3,813)	(570)	(5,246)	(17,570)
Class A	(405,848)	(32,904)	(191,533)	(129,555)

Net increase/(decrease)	(554,563)	(1,141,051)	(2,908,282)	(1,241,093)

Shares outstanding, beginning of year	3,680,025	4,821,076	6,690,405	7,931,498

Shares outstanding, end of year	3,125,462	3,680,025	3,782,123	6,690,405

Accumulated undistributed net investment income/(loss)	$16,629	$198,892	$(288,745)	$(290,634)

The accompanying notes are an integral part of the financial statements.

74	FINANCIAL STATEMENTS

ICON Materials Fund		ICON Utilities Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

2,950,323	3,213,924	507,380	4,739,990
32,505	3,256	13,552	13,503
455,567	268,253	152,325	111,218

21,282	47,903	94,392	91,047
-	44	1,526	2,846
780	484	6,726	6,655

(1,667,011)	(2,106,268)	(2,368,098)	(4,252,491)
(3,294)	(4,677)	(124,852)	(103,007)
(47,170)	(176,505)	(173,414)	(838,700)

1,742,982	1,246,414	(1,890,463)	(228,939)

5,056,821	3,810,407	4,768,143	4,997,082

6,799,803	5,056,821	2,877,680	4,768,143

$208,261	$347,882	$36,466	$3,401

FINANCIAL STATEMENTS	75

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Consumer Discretionary Fund
Class S
Year ended September 30, 2014	$14.50	$(0.07)	$1.12	$1.05	$-	$-
Year ended September 30, 2013	11.82	(0.03)	2.73	2.70	(0.02)	-
Year ended September 30, 2012	8.79	0.03	3.00	3.03	-	-
Year ended September 30, 2011	7.92	(0.02)	0.89	0.87	-	-
Year ended September 30, 2010	6.83	(0.05)	1.42	1.37	(0.28)	-
Class C
Year ended September 30, 2014	14.05	(0.26)	1.09	0.83	-	-
Year ended September 30, 2013	11.57	(0.24)	2.72	2.48	-	-
Year ended September 30, 2012	8.72	(0.12)	2.97	2.85	-	-
Year ended September 30, 2011	7.92	(0.12)	0.92	0.80	-	-
Class A
Year ended September 30, 2014	14.25	(0.12)	1.11	0.99	-	-
Year ended September 30, 2013	11.65	(0.09)	2.69	2.60	-	-
Year ended September 30, 2012	8.75	(0.02)	2.92	2.90	-	-
Year ended September 30, 2011	7.92	(0.06)	0.89	0.83	-	-
ICON Consumer Staples Fund
Class S
Year ended September 30, 2014	11.18	0.11	1.31	1.42	(0.03)	(1.02)
Year ended September 30, 2013	10.20	0.21	0.98	1.19	(0.21)	-
Year ended September 30, 2012	8.61	0.14	1.69	1.83	(0.24)	-
Year ended September 30, 2011	8.08	0.10	0.52	0.62	(0.09)	-
Year ended September 30, 2010	7.32	0.08	0.76	0.84	(0.08)	-
Class C
Year ended September 30, 2014	11.02	(0.01)	1.29	1.28	-	(1.02)
Year ended September 30, 2013	10.06	0.08	0.99	1.07	(0.11)	-
Year ended September 30, 2012	8.53	0.05	1.66	1.71	(0.18)	-
Year ended September 30, 2011	8.08	0.04	0.50	0.54	(0.09)	-
Class A
Year ended September 30, 2014	11.23	0.07	1.32	1.39	(0.02)	(1.02)
Year ended September 30, 2013	10.24	0.14	1.03	1.17	(0.18)	-
Year ended September 30, 2012	8.68	0.11	1.68	1.79	(0.23)	-
Year ended September 30, 2011	8.08	0.11	0.58	0.69	(0.09)	-

76	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$-	$15.55	7.24%	$55,476	1.46%	1.46	%(b)	(0.47)%	(0.47)%	202.10%
(0.02)	14.50	22.91%	39,883	1.38%	1.38	%(b)	(0.21)%	(0.21)%	87.00%
-	11.82	34.47%	58,314	1.40%	1.40	%(b)	0.26%	0.26%	91.24%
-	8.79	10.98%	34,123	1.54%	1.54	%(b)	(0.23)%	(0.23)%	107.57%
(0.28)	7.92	20.61%	17,750	2.02%	2.02%		(0.62)%	(0.62)%	194.84%

-	14.88	5.91%	539	3.78%	2.74	%(b)	(2.80)%	(1.76)%	202.10%
-	14.05	21.43%	473	3.68%	2.75	%(b)	(2.74)%	(1.81)%	87.00%
-	11.57	32.68%	69	6.01%	2.75	%(b)	(4.42)%	(1.16)%	91.24%
-	8.72	10.10%	32	13.14%	2.75	%(b)	(11.73)%	(1.34)%	107.57%

-	15.24	6.95%	2,492	1.76%	1.76	%(b)	(0.80)%	(0.80)%	202.10%
-	14.25	22.42%	4,699	1.78%	1.78	%(b)	(0.66)%	(0.66)%	87.00%
-	11.65	33.03%	1,542	1.78%	1.78	%(b)	(0.20)%	(0.20)%	91.24%
-	8.75	10.48%	11	18.49%	1.98	%(b)	(17.17)%	(0.66)%	107.57%

(1.05)	11.55	13.32%	25,731	1.45%	1.45	%(b)	0.94%	0.94%	52.38%
(0.21)	11.18	11.75%	33,813	1.51%	1.51	%(b)	1.92%	1.92%	90.51%
(0.24)	10.20	21.50%	37,567	1.55%	1.51	%(b)	1.40%	1.44%	81.81%
(0.09)	8.61	7.64%	20,614	1.57%	1.50	%(b)	1.03%	1.10%	109.56%
(0.08)	8.08	11.56%	30,640	1.54%	1.54%		0.98%	0.98%	86.31%

(1.02)	11.28	12.17%	1,467	2.76%	2.50	%(b)	(0.38)%	(0.12)%	52.38%
(0.11)	11.02	10.69%	1,738	2.61%	2.50	%(b)	0.61%	0.72%	90.51%
(0.18)	10.06	20.26%	934	3.33%	2.51	%(b)	(0.35)%	0.47%	81.81%
(0.09)	8.53	6.65%	55	7.00%	2.50	%(b)	(4.09)%	0.41%	109.56%

(1.04)	11.58	12.99%	2,740	2.04%	1.75	%(b)	0.35%	0.64%	52.38%
(0.18)	11.23	11.52%	2,744	1.84%	1.75	%(b)	1.20%	1.29%	90.51%
(0.23)	10.24	20.94%	1,499	2.05%	1.77	%(b)	0.82%	1.10%	81.81%
(0.09)	8.68	8.52%	24	7.60%	1.75	%(b)	(4.60)%	1.25%	109.56%

FINANCIAL HIGHLIGHTS	77

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Energy Fund
Class S
Year ended September 30, 2014	$22.59	$0.11	$0.33	$0.44	$(0.06)	$(0.67)
Year ended September 30, 2013	19.18	0.18	3.51	3.69	(0.28)	-
Year ended September 30, 2012	16.64	0.16	2.93	3.09	(0.15)	(0.40)
Year ended September 30, 2011	16.69	0.16	-	0.16	(0.21)	-
Year ended September 30, 2010	16.92	0.21	(0.23)	(0.02)	(0.21)	-
Class C
Year ended September 30, 2014	22.21	(0.15)	0.35	0.20	-	(0.67)
Year ended September 30, 2013	18.87	(0.05)	3.48	3.43	(0.09)	-
Year ended September 30, 2012	16.47	(0.04)	2.88	2.84	(0.04)	(0.40)
Year ended September 30, 2011	16.69	(0.10)	0.09	(0.01)	(0.21)	-
Class A
Year ended September 30, 2014	22.50	0.04	0.35	0.39	(0.02)	(0.67)
Year ended September 30, 2013	19.12	0.11	3.51	3.62	(0.24)	-
Year ended September 30, 2012	16.59	0.11	2.91	3.02	(0.09)	(0.40)
Year ended September 30, 2011	16.69	0.08	0.03	0.11	(0.21)	-
ICON Financial Fund
Class S
Year ended September 30, 2014	7.47	- (c)	0.54	0.54	(0.18)	-
Year ended September 30, 2013	6.04	0.04	1.44	1.48	(0.05)	-
Year ended September 30, 2012	4.69	0.04	1.34	1.38	(0.03)	-
Year ended September 30, 2011	5.55	0.03	(0.87)	(0.84)	(0.02)	-
Year ended September 30, 2010	5.97	0.02	(0.32)	(0.30)	(0.12)	-
Class C
Year ended September 30, 2014	7.20	(0.07)	0.63	0.56	-	-
Year ended September 30, 2013	5.91	(0.03)	1.39	1.36	(0.07)	-
Year ended September 30, 2012	4.64	(0.02)	1.31	1.29	(0.02)	-
Year ended September 30, 2011	5.55	(0.02)	(0.87)	(0.89)	(0.02)	-
Class A
Year ended September 30, 2014	7.37	(0.02)	0.54	0.52	-	-
Year ended September 30, 2013	5.99	0.06	1.38	1.44	(0.06)	-
Year ended September 30, 2012	4.68	0.01	1.33	1.34	(0.03)	-
Year ended September 30, 2011	5.55	0.01	(0.86)	(0.85)	(0.02)	-

78	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.73)	$22.30	1.92%	$615,541	1.28%	1.28	%(b)	0.46%	0.46%	96.79%
(0.28)	22.59	19.55%	659,581	1.29%	1.29	%(b)	0.85%	0.85%	88.16%
(0.55)	19.18	18.87%	567,054	1.23%	1.23	%(b)	0.87%	0.87%	74.41%
(0.21)	16.64	0.80%	556,393	1.20%	1.20	%(b)	0.77%	0.77%	88.31%
(0.21)	16.69	(0.17)%	510,181	1.24%	1.24%		1.26%	1.26%	169.86%

(0.67)	21.74	0.83%	17,170	2.38%	2.38	%(b)	(0.65)%	(0.65)%	96.79%
(0.09)	22.21	18.30%	14,691	2.35%	2.35	%(b)	(0.25)%	(0.25)%	88.16%
(0.44)	18.87	17.50%	8,257	2.36%	2.36	%(b)	(0.20)%	(0.20)%	74.41%
(0.21)	16.47	(0.23)%	4,718	2.47%	2.47	%(b)	(0.47)%	(0.47)%	88.31%

(0.69)	22.20	1.67%	26,695	1.55%	1.55	%(b)	0.19%	0.19%	96.79%
(0.24)	22.50	19.21%	26,170	1.61%	1.61	%(b)	0.51%	0.51%	88.16%
(0.49)	19.12	18.47%	15,836	1.55%	1.55	%(b)	0.61%	0.61%	74.41%
(0.21)	16.59	0.49%	6,005	1.70%	1.70	%(b)	0.38%	0.38%	88.31%

(0.18)	7.83	7.27%	32,286	1.64%	1.50	%(b)	(0.20)%	(0.06)%	78.93%
(0.05)	7.47	24.68%	11,853	1.47%	1.47	%(b)	0.65%	0.65%	95.21%
(0.03)	6.04	29.54%	27,696	1.39%	1.39	%(b)	0.70%	0.70%	95.47%
(0.02)	4.69	(15.18)%	32,432	1.40%	1.40	%(b)	0.44%	0.44%	100.23%
(0.12)	5.55	(5.11)%	58,750	1.43%	1.43%		0.36%	0.36%	143.36%

-	7.76	7.93%	71	7.35%	2.50	%(b)	(5.74)%	(0.89)%	78.93%
(0.07)	7.20	23.18%	296	3.19%	2.51	%(b)	(1.07)%	(0.40)%	95.21%
(0.02)	5.91	27.79%	3	23.96%	2.51	%(b)	(21.84)%	(0.39)%	95.47%
(0.02)	4.64	(16.08)%	9	35.28%	2.50	%(b)	(33.22)%	(0.44)%	100.23%

-	7.89	7.20%	541	2.35%	1.75	%(b)	(0.86)%	(0.26)%	78.93%
(0.06)	7.37	24.20%	936	1.88%	1.76	%(b)	0.82%	0.94%	95.21%
(0.03)	5.99	28.83%	9,278	1.80%	1.77	%(b)	0.09%	0.12%	95.47%
(0.02)	4.68	(15.36)%	24	7.37%	1.75	%(b)	(5.50)%	0.12%	100.23%

FINANCIAL HIGHLIGHTS	79

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Healthcare Fund
Class S
Year ended September 30, 2014	$22.17	$(0.11)	$6.18	$6.07	$(0.03)	$(5.79)
Year ended September 30, 2013	17.56	0.03	4.75	4.78	(0.17)	-
Year ended September 30, 2012	13.56	0.17	3.97	4.14	(0.14)	-
Year ended September 30, 2011	12.78	0.12	0.73	0.85	(0.07)	-
Year ended September 30, 2010	12.29	0.04	0.63	0.67	(0.18)	-
Class C
Year ended September 30, 2014	21.55	(0.34)	5.94	5.60	-	(5.79)
Year ended September 30, 2013	17.21	(0.21)	4.67	4.46	(0.12)	-
Year ended September 30, 2012	13.43	(0.01)	3.91	3.90	(0.12)	-
Year ended September 30, 2011	12.78	(0.01)	0.73	0.72	(0.07)	-
Class A
Year ended September 30, 2014	21.92	(0.14)	6.03	5.89	(0.01)	(5.79)
Year ended September 30, 2013	17.42	(0.03)	4.69	4.66	(0.16)	-
Year ended September 30, 2012	13.53	0.11	3.94	4.05	(0.16)	-
Year ended September 30, 2011	12.78	0.12	0.70	0.82	(0.07)	-
ICON Industrials Fund
Class S
Year ended September 30, 2014	10.56	0.01	1.16	1.17	(0.06)	-
Year ended September 30, 2013	8.26	0.06	2.35	2.41	(0.11)	-
Year ended September 30, 2012	6.80	0.07	1.48	1.55	(0.09)	-
Year ended September 30, 2011	7.47	0.07	(0.67)	(0.60)	(0.07)	-
Year ended September 30, 2010	6.38	0.05	1.17	1.22	(0.13)	-
Class C
Year ended September 30, 2014	10.41	(0.12)	1.15	1.03	(0.06)	-
Year ended September 30, 2013	8.12	(0.06)	2.35	2.29	-	-
Year ended September 30, 2012	6.72	(0.01)	1.46	1.45	(0.05)	-
Year ended September 30, 2011	7.47	(0.02)	(0.66)	(0.68)	(0.07)	-
Class A
Year ended September 30, 2014	10.45	(0.03)	1.16	1.13	-	-
Year ended September 30, 2013	8.10	- (c)	2.36	2.36	(0.01)	-
Year ended September 30, 2012	6.76	0.08	1.35	1.43	(0.09)	-
Year ended September 30, 2011	7.47	0.05	(0.69)	(0.64)	(0.07)	-

80	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(5.82)	$22.42	32.27%	$148,261	1.36%	1.36	%(b)	(0.53)%	(0.53)%	187.85%
(0.17)	22.17	27.48%	92,171	1.39%	1.39	%(b)	0.13%	0.13%	111.86%
(0.14)	17.56	30.76%	100,938	1.34%	1.34	%(b)	1.08%	1.08%	47.59%
(0.07)	13.56	6.66%	75,116	1.36%	1.36	%(b)	0.85%	0.85%	83.63%
(0.18)	12.78	5.39%	72,554	1.36%	1.36%		0.31%	0.31%	102.42%

(5.79)	21.36	30.73%	716	4.31%	2.50	%(b)	(3.49)%	(1.68)%	187.85%
(0.12)	21.55	26.11%	259	4.42%	2.50	%(b)	(2.98)%	(1.06)%	111.86%
(0.12)	17.21	29.24%	103	11.81%	2.51	%(b)	(9.38)%	(0.08)%	47.59%
(0.07)	13.43	5.64%	22	31.38%	2.50	%(b)	(28.98)%	(0.10)%	83.63%

(5.80)	22.01	31.72%	10,878	1.62%	1.62	%(b)	(0.66)%	(0.66)%	187.85%
(0.16)	21.92	26.95%	3,748	1.69%	1.69	%(b)	(0.15)%	(0.15)%	111.86%
(0.16)	17.42	30.19%	390	2.89%	1.76	%(b)	(0.46)%	0.67%	47.59%
(0.07)	13.53	6.42%	126	7.15%	1.75	%(b)	(4.58)%	0.82%	83.63%

(0.06)	11.67	11.14%	35,883	1.41%	1.41	%(b)	0.07%	0.07%	30.09%
(0.11)	10.56	29.52%	34,409	1.46%	1.46	%(b)	0.60%	0.60%	45.66%
(0.09)	8.26	22.99%	39,621	1.40%	1.40	%(b)	0.91%	0.91%	33.73%
(0.07)	6.80	(8.21)%	50,653	1.36%	1.36	%(b)	0.80%	0.80%	55.87%
(0.13)	7.47	19.40%	71,607	1.40%	1.40%		0.73%	0.73%	54.34%

(0.06)	11.38	9.95%	275	5.01%	2.50	%(b)	(3.53)%	(1.03)%	30.09%
-	10.41	28.20%	87	9.86%	2.50	%(b)	(8.02)%	(0.66)%	45.66%
(0.05)	8.12	21.58%	12	13.40%	2.51	%(b)	(11.07)%	(0.18)%	33.73%
(0.07)	6.72	(9.29)%	15	13.56%	2.50	%(b)	(11.29)%	(0.23)%	55.87%

-	11.58	10.81%	298	2.02%	1.75	%(b)	(0.56)%	(0.29)%	30.09%
(0.01)	10.45	29.20%	4,322	2.09%	1.75	%(b)	(0.32)%	0.02%	45.66%
(0.09)	8.10	21.21%	163	2.50%	1.75	%(b)	0.18%	0.93%	33.73%
(0.07)	6.76	(8.75)%	122	3.46%	1.75	%(b)	(1.12)%	0.59%	55.87%

FINANCIAL HIGHLIGHTS	81

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Information Technology Fund
Class S
Year ended September 30, 2014	$11.44	$(0.07)	$2.18	$2.11	$-	$-
Year ended September 30, 2013	10.72	(0.02)	0.74	0.72	-	-
Year ended September 30, 2012	8.22	(0.02)	2.52	2.50	-	-
Year ended September 30, 2011	8.05	(0.04)	0.21	0.17	-	-
Year ended September 30, 2010	7.79	(0.05)	0.35	0.30	(0.04)	-
Class C
Year ended September 30, 2014	11.07	(0.21)	2.10	1.89	-	-
Year ended September 30, 2013	10.49	(0.14)	0.72	0.58	-	-
Year ended September 30, 2012	8.13	(0.13)	2.49	2.36	-	-
Year ended September 30, 2011	8.05	(0.13)	0.21	0.08	-	-
Class A
Year ended September 30, 2014	11.30	(0.11)	2.13	2.02	-	-
Year ended September 30, 2013	10.65	(0.05)	0.70	0.65	-	-
Year ended September 30, 2012	8.20	(0.06)	2.51	2.45	-	-
Year ended September 30, 2011	8.05	(0.05)	0.20	0.15	-	-
ICON Materials Fund
Class S
Year ended September 30, 2014	13.43	0.04	1.68	1.72	(0.06)	-
Year ended September 30, 2013	11.12	0.09	2.40	2.49	(0.18)	-
Year ended September 30, 2012	9.00	0.11	2.11	2.22	(0.10)	-
Year ended September 30, 2011	10.06	0.08	(1.08)	(1.00)	(0.06)	-
Year ended September 30, 2010	8.93	0.05	1.18	1.23	(0.10)	-
Class C
Year ended September 30, 2014	13.24	(0.12)	1.65	1.53	-	-
Year ended September 30, 2013	10.94	(0.04)	2.38	2.34	(0.04)	-
Year ended September 30, 2012	8.92	- (c)	2.08	2.08	(0.06)	-
Year ended September 30, 2011	10.06	(0.03)	(1.05)	(1.08)	(0.06)	-
Class A
Year ended September 30, 2014	13.36	(0.01)	1.67	1.66	(0.06)	-
Year ended September 30, 2013	11.07	0.05	2.38	2.43	(0.14)	-
Year ended September 30, 2012	8.97	0.08	2.10	2.18	(0.08)	-
Year ended September 30, 2011	10.06	0.05	(1.08)	(1.03)	(0.06)	-

82	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$-	$13.55	18.44%	$50,363	1.40%	1.40	%(b)	(0.56)%	(0.56)%	47.88%
-	11.44	6.72%	73,851	1.38%	1.38	%(b)	(0.22)%	(0.22)%	51.71%
-	10.72	30.41%	83,330	1.34%	1.34	%(b)	(0.20)%	(0.20)%	35.22%
-	8.22	2.11%	61,081	1.34%	1.34	%(b)	(0.40)%	(0.40)%	44.84%
(0.04)	8.05	3.91%	77,269	1.37%	1.37%		(0.58)%	(0.58)%	68.32%

-	12.96	17.07%	401	4.20%	2.50	%(b)	(3.40)%	(1.70)%	47.88%
-	11.07	5.53%	315	3.31%	2.50	%(b)	(2.16)%	(1.36)%	51.71%
-	10.49	29.03%	294	4.46%	2.50	%(b)	(3.22)%	(1.26)%	35.22%
-	8.13	0.99%	1	115.00%	2.51	%(b)	(113.96)%	(1.47)%	44.84%

-	13.32	17.88%	455	1.94%	1.75	%(b)	(1.10)%	(0.91)%	47.88%
-	11.30	6.10%	2,330	2.23%	1.75	%(b)	(0.94)%	(0.45)%	51.71%
-	10.65	29.88%	1,400	2.87%	1.75	%(b)	(1.71)%	(0.59)%	35.22%
-	8.20	1.86%	1	215.56%	1.75	%(b)	(214.36)%	(0.55)%	44.84%

(0.06)	15.09	12.85%	93,610	1.36%	1.36	%(b)	0.26%	0.26%	33.16%
(0.18)	13.43	22.73%	65,782	1.45%	1.45	%(b)	0.72%	0.72%	55.66%
(0.10)	11.12	24.85%	41,627	1.39%	1.39	%(b)	1.00%	1.00%	40.89%
(0.06)	9.00	(10.07)%	59,068	1.33%	1.33	%(b)	0.73%	0.73%	62.97%
(0.10)	10.06	13.92%	87,856	1.38%	1.38%		0.54%	0.54%	70.80%

-	14.77	11.56%	675	4.17%	2.50	%(b)	(2.51)%	(0.84)%	33.16%
(0.04)	13.24	21.43%	218	4.12%	2.50	%(b)	(1.95)%	(0.33)%	55.66%
(0.06)	10.94	23.36%	195	4.29%	2.51	%(b)	(1.82)%	(0.04)%	40.89%
(0.06)	8.92	(10.87)%	120	4.11%	2.50	%(b)	(1.91)%	(0.30)%	62.97%

(0.06)	14.96	12.47%	8,229	1.72%	1.72	%(b)	(0.07)%	(0.07)%	33.16%
(0.14)	13.36	22.24%	1,883	2.02%	1.75	%(b)	0.17%	0.44%	55.66%
(0.08)	11.07	24.44%	539	2.12%	1.76	%(b)	0.34%	0.70%	40.89%
(0.06)	8.97	(10.37)%	487	2.26%	1.74	%(b)	(0.07)%	0.45%	62.97%

FINANCIAL HIGHLIGHTS	83

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Utilities Fund
Class S
Year ended September 30, 2014	$7.22	$0.22	$0.69	$0.91	$(0.23)	$-
Year ended September 30, 2013	6.81	0.20	0.43	0.63	(0.22)	-
Year ended September 30, 2012	6.29	0.20	0.55	0.75	(0.23)	-
Year ended September 30, 2011	6.15	0.24	0.31	0.55	(0.41)	-
Year ended September 30, 2010	5.66	0.19	0.44	0.63	(0.14)	-
Class C
Year ended September 30, 2014	7.12	0.15	0.68	0.83	(0.16)	-
Year ended September 30, 2013	6.72	0.13	0.42	0.55	(0.15)	-
Year ended September 30, 2012	6.21	0.14	0.57	0.71	(0.20)	-
Year ended September 30, 2011	6.15	0.25	0.22	0.47	(0.41)	-
Class A
Year ended September 30, 2014	7.14	0.21	0.68	0.89	(0.22)	-
Year ended September 30, 2013	6.73	0.18	0.42	0.60	(0.19)	-
Year ended September 30, 2012	6.24	0.20	0.53	0.73	(0.24)	-
Year ended September 30, 2011	6.15	0.34	0.17	0.51	(0.42)	-

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.

The accompanying notes are an integral part of the financial statements.

84	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.23)	$7.90	12.69%	$17,920	1.52%	1.50	%(b)	2.84%	2.86%	106.99%
(0.22)	7.22	9.25%	29,117	1.62%	1.51	%(b)	2.71%	2.81%	121.14%
(0.23)	6.81	12.01%	23,524	1.53%	1.51	%(b)	3.00%	3.02%	50.92%
(0.41)	6.29	9.16%	21,313	1.61%	1.51	%(b)	3.75%	3.85%	114.73%
(0.14)	6.15	11.16%	32,036	1.67%	1.67%		3.28%	3.28%	84.45%

(0.16)	7.79	11.59%	2,246	2.55%	2.50	%(b)	1.87%	1.92%	106.99%
(0.15)	7.12	8.16%	2,834	2.47%	2.47	%(b)	1.89%	1.89%	121.14%
(0.20)	6.72	11.53%	3,256	2.47%	2.47	%(b)	2.17%	2.17%	50.92%
(0.41)	6.21	7.77%	24	122.08%	2.50	%(b)	(115.58)%	4.00%	114.73%

(0.22)	7.81	12.44%	2,517	1.81%	1.75	%(b)	2.69%	2.75%	106.99%
(0.19)	7.14	8.96%	2,402	1.74%	1.74	%(b)	2.55%	2.55%	121.14%
(0.24)	6.73	11.81%	7,113	1.70%	1.70	%(b)	3.03%	3.03%	50.92%
(0.42)	6.24	8.56%	449	185.34%	1.75	%(b)	(178.27)%	5.32%	114.73%

FINANCIAL HIGHLIGHTS	85

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

1.  Organization

The ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Materials Fund, and ICON Utilities Fund are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end non-diversified investment management company. Each Fund offers three classes of shares: Class S, Class C and Class A. All classes have equal rights as to earnings, assets, and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

86	NOTES TO FINANCIAL STATEMENTS

The ICON Energy Fund has a significant weighting in the Oil & Gas Equipment & Services industry and the Oil & Gas Exploration & Production industry, the ICON Healthcare Fund has a significant weighting in the Pharmaceuticals industry, the ICON Information Technology Fund has a significant weighting in the Internet Software & Services industry, and the ICON Utilities Fund has a significant weighting in the Electric Utilities industry which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those industries.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

NOTES TO FINANCIAL STATEMENTS	87

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair

88	NOTES TO FINANCIAL STATEMENTS

value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2014:

	Level 1	Level 2	Level 3	Total
ICON Consumer Discretionary Fund*
Assets
Common Stocks	$57,131,469	$-	$-	$57,131,469
Collateral for Securities on Loan	-	5,485,890	-	5,485,890

Total	$57,131,469	$5,485,890	$-	$62,617,359

ICON Consumer Staples Fund*
Assets
Common Stocks	$28,419,992	$-	$-	$28,419,992
Collateral for Securities on Loan	-	1,001,000	-	1,001,000
Short-Term Investments	-	5,918,949	-	5,918,949

Total	$28,419,992	$6,919,949	$-	$35,339,941

NOTES TO FINANCIAL STATEMENTS	89

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Level 3	Total
ICON Energy Fund*
Assets
Common Stocks	$624,651,537	$-	$-	$624,651,537
Collateral for Securities on Loan	-	11,860,729	-	11,860,729
Short-Term Investments	-	37,692,998	-	37,692,998

Total	$624,651,537	$49,553,727	$-	$674,205,264

ICON Financial Fund*
Assets
Common Stocks	$31,273,963	$-	$-	$31,273,963
Collateral for Securities on Loan	-	1,860,075	-	1,860,075
Short-Term Investments	-	1,173,764	-	1,173,764

Total	$31,273,963	$3,033,839	$-	$34,307,802

ICON Healthcare Fund*
Assets
Common Stocks	$126,174,029	$-	$-	$126,174,029
Short-Term Investments	-	41,082,556	-	41,082,556

Total	$126,174,029	$41,082,556	$-	$167,256,585

ICON Industrials Fund*
Assets
Common Stocks	$35,891,937	$-	$-	$35,891,937
Short-Term Investments	-	680,799	-	680,799

Total	$35,891,937	$680,799	$-	$36,572,736

ICON Information Technology Fund*
Assets
Common Stocks	$50,445,577	$-	$-	$50,445,577
Collateral for Securities on Loan	-	1,717,622	-	1,717,622
Short-Term Investments	-	860,383	-	860,383

Total	$50,445,577	$2,578,005	$-	$53,023,582

ICON Materials Fund*
Assets
Common Stocks	$97,847,690	$-	$-	$97,847,690
Short-Term Investments	-	4,641,240	-	4,641,240

Total	$97,847,690	$4,641,240	$-	$102,488,930

90	NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
ICON Utilities Fund*
Assets
Common Stocks	$22,138,775	$-	$-	$22,138,775
Collateral for Securities on Loan	-	973,779	-	973,779
Short-Term Investments	-	780,465	-	780,465

Total	$22,138,775	$1,754,244	$-	$23,893,019

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Credit Diversification tables for additional security details.

No Level 3 securities were held in any of the Funds at September 30, 2014.

For the year ended September 30, 2014, there was no transfer activity between Level 1, Level 2 or Level 3. The end of period timing recognition is used for transfers between levels of the Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

NOTES TO FINANCIAL STATEMENTS	91

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2014, is included in the Statement of Operations.

For the year ended September 30, 2014, the following Funds had securities with the following values on loan:

Fund	Loaned Securities	Collateral
ICON Consumer Discretionary Fund	$5,283,138	$5,485,890
ICON Consumer Staples Fund	975,744	1,001,000
ICON Energy Fund	11,224,217	11,860,729
ICON Financial Fund	1,801,771	1,860,075
ICON Information Technology Fund	1,700,882	1,717,622
ICON Utilities Fund	948,764	973,779

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2014. It may also include collateral received from the pre-funding of security loans.

92	NOTES TO FINANCIAL STATEMENTS

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

NOTES TO FINANCIAL STATEMENTS	93

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

94	NOTES TO FINANCIAL STATEMENTS

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Consumer Discretionary Fund
Class S	$1,649	$12,090	$77,427
Class C	23	140	1,347
Class A	120	647	4,665
ICON Consumer Staples Fund
Class S	1,861	12,737	53,011
Class C	93	413	2,778
Class A	150	1,222	10,084
ICON Energy Fund
Class S	40,371	96,814	1,102,606
Class C	1,006	2,303	25,867
Class A	1,695	4,628	47,898
ICON Financial Fund
Class S	208	3,251	36,156
Class C	3	14	273
Class A	39	20	3,171
ICON Healthcare Fund
Class S	6,016	16,170	204,891
Class C	22	68	837
Class A	238	357	3,308
ICON Industrials Fund
Class S	2,047	11,269	51,186
Class C	12	35	486
Class A	44	209	1,059
ICON Information Technology Fund
Class S	3,698	16,445	113,655
Class C	20	67	690
Class A	61	200	1,600
ICON Materials Fund
Class S	4,946	22,016	138,900
Class C	29	133	1,506
Class A	338	954	8,640
ICON Utilities Fund
Class S	1,657	13,650	58,014
Class C	161	340	2,102
Class A	144	385	3,556

NOTES TO FINANCIAL STATEMENTS	95

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

ICON Advisers has contractually agreed to limit its Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Consumer Discretionary Fund	1.74%	2.74%	1.99%
ICON Consumer Staples Fund	1.50%	2.50%	1.75%
ICON Energy Fund	1.50%	2.50%	1.75%
ICON Financial Fund	1.50%	2.50%	1.75%
ICON Healthcare Fund	1.50%	2.50%	1.75%
ICON Industrials Fund	1.50%	2.50%	1.75%
ICON Information Technology Fund	1.50%	2.50%	1.75%
ICON Materials Fund	1.50%	2.50%	1.75%
ICON Utilities Fund	1.50%	2.50%	1.75%

The Funds’ expense limitations will continue in effect until at least January 31, 2015. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

96	NOTES TO FINANCIAL STATEMENTS

As of September 30, 2014 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2015	2016	2017
ICON Consumer Discretionary Fund	$1,981	$1,881	$5,663
ICON Consumer Staples Fund	5,954	3,344	11,844
ICON Financial Fund	2,094	7,072	33,291
ICON Healthcare Fund	3,689	3,191	7,400
ICON Industrials Fund	2,939	4,711	7,089
ICON Information Technology Fund	3,947	5,822	7,936
ICON Materials Fund	3,469	3,018	8,051
ICON Utilities Fund	5,758	25,930	9,172

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2014, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of

NOTES TO FINANCIAL STATEMENTS	97

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans, if any, by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid $120,000 of the CCO’s salary and the remaining portion is paid by ICON Advisers. For the year ended September 30, 2014, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

The Fund may reimburse ICON Advisers for legal work performed for the Fund by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2014, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

98	NOTES TO FINANCIAL STATEMENTS

4.  Borrowings

The Trust has entered into a Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing is limited to $150 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The average interest rate charged for the year ended September 30, 2014 was 1.31%.

For the year ended September 30, 2014 the average outstanding loan by Fund was as follows:

Fund	Average Borrowing (10/1/13-9/30/14)
ICON Consumer Discretionary Fund*	$79,999
ICON Consumer Staples Fund	1,149
ICON Energy Fund	6,408
ICON Information Technology Fund	88,402
ICON Materials Fund	10,323
ICON Utilities Fund	94,466

*	Fund had outstanding borrowings under these agreements/arrangements as of September 30, 2014.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
ICON Consumer Discretionary Fund	$94,566,019	$76,821,525
ICON Consumer Staples Fund	18,728,518	32,212,596
ICON Energy Fund	680,951,881	738,831,262
ICON Financial Fund	31,786,538	11,587,052
ICON Healthcare Fund	174,730,637	170,561,919
ICON Industrials Fund	10,284,045	13,858,376
ICON Information Technology Fund	28,716,081	57,919,283
ICON Materials Fund	55,330,381	26,612,120
ICON Utilities Fund	34,992,948	50,351,200

NOTES TO FINANCIAL STATEMENTS	99

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  Federal Income Tax

The following information is presented on an income tax basis. Differences between U.S. GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, and net investment losses.

For the year ended September 30, 2014 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Financial Fund	$45,004,011	2017
	43,715,782	2018
ICON Industrials Fund	26,339,719	2018
ICON Information Technology Fund	390,260	2017
	6,573,259	2018
ICON Materials Fund	2,148,321	2017
	7,349,690	2018
ICON Utilities Fund	1,129,706	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2014 the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Consumer Discretionary Fund	$724,922
ICON Financial Fund	1,407,388
ICON Industrials Fund	4,402,317
ICON Information Technology Fund	17,531,866
ICON Materials Fund	5,734,068
ICON Utilities Fund	3,470,969

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused

100	NOTES TO FINANCIAL STATEMENTS

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2014, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Gains	Total Distributions Paid
ICON Consumer Staples Fund	$188,400	$3,316,934	$3,505,334
ICON Energy Fund	7,889,789	15,162,290	23,052,079
ICON Financial Fund	278,278	-	278,278
ICON Healthcare Fund	9,719,828	20,815,093	30,534,921
ICON Industrials Fund	198,893	-	198,893
ICON Materials Fund	347,885	-	347,885
ICON Utilities Fund	899,223	-	899,223

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2013, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Gains	Total Distributions Paid
ICON Consumer Discretionary Fund	$107,081	$-	$107,081
ICON Consumer Staples Fund	754,642	-	754,642
ICON Energy Fund	8,178,130	-	8,178,130
ICON Financial Fund	301,882	-	301,882
ICON Healthcare Fund	965,959	-	965,959
ICON Industrials Fund	420,622	-	420,622
ICON Materials Fund	569,895	-	569,895
ICON Utilities Fund	869,972	-	869,972

NOTES TO FINANCIAL STATEMENTS	101

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Loss Deferral**	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)*	Accumulated Earnings/ (Deficit)
ICON Consumer Discretionary Fund	$2,900,385	$4,565,209	$-	$-	$(784,916)	$6,680,678
ICON Consumer Staples Fund	1,018,444	3,043,787	-	-	1,841,755	5,903,986
ICON Energy Fund	5,849,832	79,120,354	-	-	27,626,404	112,596,590
ICON Financial Fund	-	-	(14,823)	(88,719,793)	535,192	(88,199,424)
ICON Healthcare Fund	16,828,952	13,436,241	-	-	8,900,695	39,165,888
ICON Industrials Fund	16,629	-	-	(26,339,719)	8,264,095	(18,058,995)
ICON Information Technology Fund	-	-	(288,745)	(6,963,519)	12,369,092	5,116,828
ICON Materials Fund	208,261	-	-	(9,498,011)	17,190,326	7,900,576
ICON Utilities Fund	36,466	-	-	(1,129,706)	(86,803)	(1,180,043)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

As of September 30, 2014, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Consumer Discretionary Fund	$63,402,275	$3,058,813	$(3,843,729)	$(784,916)
ICON Consumer Staples Fund	33,498,186	2,295,089	(453,334)	1,841,755
ICON Energy Fund	646,578,860	48,027,437	(20,401,033)	27,626,404
ICON Financial Fund	33,772,610	1,290,722	(755,530)	535,192
ICON Healthcare Fund	158,355,890	10,926,181	(2,025,486)	8,900,695
ICON Industrials Fund	28,308,641	8,627,081	(362,986)	8,264,095
ICON Information Technology Fund	40,654,490	12,694,263	(325,171)	12,369,092
ICON Materials Fund	85,298,604	19,571,708	(2,381,382)	17,190,326
ICON Utilities Fund	23,979,684	449,805	(536,470)	(86,665)

102	NOTES TO FINANCIAL STATEMENTS

7.  Accounting Pronouncement

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets the criteria of ASU 2013-08 and is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustment to or disclosure in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	103

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Materials Fund, and ICON Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 19, 2014

104	REPORT OF ACCOUNTING FIRM

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2014 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/1/14 – 9/30/14).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

EXPENSE EXAMPLE	105

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expense Paid During Period 4/1/14 - 9/30/14*	Annualized Expense Ratio 4/1/14 - 9/30/14*
Actual Expenses
ICON Consumer Discretionary Fund
Class S	$1,000	$982.90	$7.01	1.41%
Class C	1,000	977.00	13.58	2.74%
Class A	1,000	982.00	8.45	1.70%
ICON Consumer Staples Fund
Class S	1,000	1,050.00	7.50	1.46%
Class C	1,000	1,045.40	12.82	2.50%
Class A	1,000	1,049.90	8.99	1.75%
ICON Energy Fund
Class S	1,000	974.20	6.33	1.28%
Class C	1,000	968.80	11.80	2.39%
Class A	1,000	973.30	7.77	1.57%
ICON Financial Fund
Class S	1,000	1,005.10	7.54	1.50%
Class C	1,000	1,000.00	12.53	2.50%
Class A	1,000	1,003.80	8.79	1.75%
ICON Healthcare Fund
Class S	1,000	1,121.60	7.23	1.36%
Class C	1,000	1,115.40	13.26	2.50%
Class A	1,000	1,119.50	9.25	1.74%
ICON Industrials Fund
Class S	1,000	986.50	7.07	1.42%
Class C	1,000	981.00	12.42	2.50%
Class A	1,000	984.70	8.71	1.75%
ICON Information Technology Fund
Class S	1,000	1,079.70	7.35	1.41%
Class C	1,000	1,073.70	13.00	2.50%
Class A	1,000	1,077.70	9.11	1.75%
ICON Materials Fund
Class S	1,000	1,018.20	6.98	1.38%
Class C	1,000	1,012.30	12.61	2.50%
Class A	1,000	1,017.00	8.65	1.71%
ICON Utilities Fund
Class S	1,000	1,020.10	7.65	1.51%
Class C	1,000	1,015.40	12.68	2.51%
Class A	1,000	1,019.50	8.91	1.76%

106	EXPENSE EXAMPLE

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expense Paid During Period 4/1/14 - 9/30/14*	Annualized Expense Ratio 4/1/14 - 9/30/14*
Hypothetical (assuming a 5% return before expenses)
ICON Consumer Discretionary Fund
Class S	$1,000	$1,018.00	$7.13
Class C	1,000	1,011.33	13.82
Class A	1,000	1,016.55	8.59
ICON Consumer Staples Fund
Class S	1,000	1,017.75	7.38
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.29	8.85
ICON Energy Fund
Class S	1,000	1,018.65	6.48
Class C	1,000	1,013.09	12.06
Class A	1,000	1,017.20	7.94
ICON Financial Fund
Class S	1,000	1,017.55	7.59
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.29	8.85
ICON Healthcare Fund
Class S	1,000	1,018.25	6.88
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.34	8.80
ICON Industrials Fund
Class S	1,000	1,017.95	7.18
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.29	8.85
ICON Information Technology Fund
Class S	1,000	1,018.00	7.13
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.29	8.85
ICON Materials Fund
Class S	1,000	1,018.15	6.98
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.50	8.64
ICON Utilities Fund
Class S	1,000	1,017.50	7.64
Class C	1,000	1,012.48	12.66
Class A	1,000	1,016.24	8.90

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

EXPENSE EXAMPLE	107

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 63, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013-present); President (1998 to 2013 and 2014 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 64. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to 2014). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

John C. Pomeroy, Jr., 67. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director

108	TRUSTEES AND OFFICERS

of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 66. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 63, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013-present); President (1998 to 2013 and 2014 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 61. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 41. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

TRUSTEES AND OFFICERS	109

Lesley Caviness, 48. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007-2008 and 2010 – present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008-2012) and Signature Real Estate (2014-present), Finance Manager at Navigant (2000-2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

110	TRUSTEES AND OFFICERS

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On September 3, 2014 the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2014.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Funds) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Equity, Equity Income and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2014. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including, in particular, expense limitation agreements dated January 22, 2014, as amended May 5, 2014 (for ICON Emerging Markets Fund) and as amended effective September 30, 2014 (for the ICON High Yield Bond Fund).

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest Data”) and a presentation on the Adviser’s investment model.

The Board convened a meeting with SI to discuss the SI Report and the information contained within the SI Report on August 20, 2014. Management

OTHER INFORMATION	111

personnel participated in the SI meeting convened to discuss the data for and with the Board. Included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; current quality control procedures in place to show consistency in the management of the investment model, modification to the investment model, and staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. Prior to acting on the proposed contract renewals and after participating in the meeting with SI and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management and SI to request additional information and to discuss responses to questions raised during the process and the meeting with SI. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the AthenaInvest Data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no correlation with the ICON Funds. During the discussion on performance, management personnel noted that the markets continue to experience volatility and that when the markets are volatile, it affects the performance of the ICON system; during the last three – four years ICON’s

112	OTHER INFORMATION

style of management, intrinsic valuation, has not been in favor and performance has been affected by three primary factors: quality, cash and shorter duration theme reversals. The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is in line, but in relation to other strategy managers, valuation is underperforming Future Growth, Social Considerations, Competitive Position, Quantitative and Profitability. The Board believes this information supports the view that an active valuation manager is in a very difficult setting and indicates this setting has been particularly difficult for managers buying what they consider to be value stocks. Management noted that the ICON system is designed to handle one to two year industry themes; and that the Adviser has stuck to its system as specified in Fund disclosure documents, holding the stocks and industries that appear inexpensive in relation to ICON’s calculating of value and ridden through the volatility. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds. For the period July 1, 2013 and ending June 30, 2014 and for the six month period ending June 30, 2014, five of the 18 ICON Funds out-performed their benchmarks.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings. Management also advised that part of his responsibilities require him to evaluate the ICON system and that this effort has resulted in improvements to the ICON methodology, when necessary.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

OTHER INFORMATION	113

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, as evidenced in part by the AthenaInvest Data (ratings based on an assessment of fund strategy), the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services constantly, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without

114	OTHER INFORMATION

application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements due to the relative Fund performance, and the industry wide sales in equity and actively managed funds due to the uncertainty of the markets. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.  the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

C.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts

OTHER INFORMATION	115

have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

116	OTHER INFORMATION

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2014, qualifies for the corporate dividends received deduction for the following Funds:

Fund	Dividends Received Deduction
ICON Consumer Staples Fund	89.1%
ICON Energy Fund	91%
ICON Financial Fund	100%
ICON Healthcare Fund	12.3%
ICON Industrials Fund	100%
ICON Materials Fund	100%
ICON Utilities Fund	100%

For the fiscal year ended September 30, 2014, the following funds paid qualified dividend income:

Fund	Amount
ICON Consumer Staples Fund	89.8%
ICON Energy Fund	98%
ICON Financial Fund	100%
ICON Healthcare Fund	15%
ICON Industrials Fund	100%
ICON Materials Fund	100%
ICON Utilities Fund	100%

The Funds designate the following amounts, or the maximum amount needed, as long-term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
ICON Consumer Staples Fund	$3,316,934
ICON Energy Fund	15,162,290
ICON Healthcare Fund	20,815,093

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER INFORMATION	117

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

118	OTHER INFORMATION

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

FUNDS PRIVACY INFORMATION	119

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

120	FUNDS PRIVACY INFORMATION

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) Not used.

(c) There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) See the attached Exhibit.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Glen F. Bergert and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

In each of the fiscal years ended September 30, 2014 and September 30, 2013, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below. All of the below fees were paid by the Registrant.

2014	2013
$375,563	$362,100

(b)	Audit-Related Fees

In each of the fiscal years ended September 30, 2014 and September 30, 2013, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

2014	2013
$0	$0

(c)	Tax Fees

In each of the fiscal years ended September 30, 2014 and September 30, 2013 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax return preparation, tax compliance, tax advice and tax planning are shown in the table below. All of the below fees were paid by the Registrant.

2014	2013
$136,500	$136,850

(d)	All Other Fees

In each of the fiscal years ended September 30, 2014 and September 30, 2013 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below. All of the below fees were paid by the Registrant.

2014	2013
$0	$0

.

(e)(1) The audit committee of the Registrant’s Board of Trustees is required to pre-approve all services to be provided by the independent accountants to the Registrant or the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant to determine whether the services performed by the independent accountants impair their independence from the Registrant. The audit committee has delegated authority to the Chairman of the audit committee, subject to review and ratification by the full audit committee.

(e)(2) 100% of the fees were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) if Rule 2-01 of Regulation S-X.

(f) For the fiscal year ended September 30, 2014, the percentage of hours spent on the audit of the Registrant’s financial statements that were attributed to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) See Item 4(d) above.

(h) There were no non-audit fees provided by PwC in the fiscal year ending September 30, 2014 or September 30, 2013 to the investment adviser or to any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The schedule of investments in securities of unaffiliated issuers is included in Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics is attached.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 5, 2014

By (Signature and Title)*	/s/ Carrie M. Schoffman
Carrie M. Schoffman, Vice President, Chief Compliance Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date	December 5, 2014

* Print the name and title of each signing officer under his or her signature.